EXHIBIT 10.28
                                                   -------------











                         ANNTAYLOR, INC.


        ________________________________________________

                          $150,000,000

                        CREDIT AGREEMENT

                          June 30, 1998

       __________________________________________________



                          CITICORP USA,
                  FIRST UNION CAPITAL MARKETS,
                      as Syndication Agents

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                         CITIBANK, N.A.,
                   FIRST UNION NATIONAL BANK,
                        as Issuing Banks

                 BANCAMERICA ROBERTSON STEPHENS,
                           as Arranger

     BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION,
                     as Administrative Agent




=================================================================



           CREDIT  AGREEMENT,  dated as  of  June  30,  1998  (as

amended,  supplemented  or  modified  from  time  to  time,  this

"Agreement"), among ANNTAYLOR, INC., a Delaware corporation  (the
 ---------
"Borrower"),   BANK  OF  AMERICA  NATIONAL  TRUST   AND   SAVINGS
 --------
ASSOCIATION ("Bank of America"), CITICORP USA ("Citicorp"), FIRST
              ---------------                   --------
UNION NATIONAL BANK and each other Person signatory hereto  as  a

Lender  or which from time to time becomes a Lender party  hereto in accordance with Section 12.01(a) (together with its respective
                   ---------------
successors   and   assigns,   individually,   a   "Lender"   and,
                                                   ------
collectively, the "Lenders"), BANCAMERICA ROBERTSON STEPHENS,  as
                   -------
Arranger (in such capacity, the "Arranger"), BANK OF AMERICA,  in
                                 --------
its  separate  capacity as administrative agent for  the  Lenders

hereunder   (in  such  capacity,  the  "Administrative   Agent"),
                                        ----------------------
CITICORP  and  FIRST  UNION CAPITAL MARKETS ("First  Union"),  in
                                              ------------
their  respective capacities as syndication agents (collectively,

in  such  capacities,  the "Syndication  Agents"),  and  BANK  OF
                            -------------------
AMERICA, CITIBANK, N.A. and FIRST UNION NATIONAL BANK, as Issuing

Banks.



                      W I T N E S S E T H:
                      - - - - - - - - - -


           WHEREAS,  the Borrower has requested that the  Lenders

make  available  to  the Borrower a $150,000,000  senior  secured revolving credit facility  (the "Revolving Credit Facility")  the
                                 -------------------------
proceeds  of which will be used by the Borrower for the  issuance of  commercial  and  standby letters of  credit  and  to  provide revolving loans for other general corporate purposes; and




           WHEREAS, the Lenders are willing to make available the

Revolving  Credit  Facility pursuant to this Agreement  upon  the terms and conditions hereinafter set forth;




           NOW,  THEREFORE, in consideration of the premises  and

mutual  covenants  contained herein, the  parties  hereto  hereby agree as follows:




                           ARTICLE I


                          Definitions
                          -----------


          1.01.  Certain Defined Terms.
                 ---------------------


           The  following terms used in this Agreement shall have

the following meanings (such meanings to be applicable, except to the  extent  otherwise indicated in a definition of a  particular term,  both  to the singular and the plural forms  of  the  terms defined):



           "Accommodation Obligation", as applied to any  Person,
            ------------------------
shall  mean  any contractual obligation, contingent or otherwise,

of  that  Person  with  respect  to  any  Indebtedness  or  other

obligation   or   liability  of  another,  including   any   such

Indebtedness,  obligation  or liability  directly  or  indirectly guaranteed, endorsed (otherwise than for collection or deposit in the  ordinary course of business), co-made or discounted or  sold with  recourse by that Person, or in respect of which that Person is otherwise directly or indirectly liable, including Contractual

Obligations   (contingent  or  otherwise)  arising  through   any

agreement  to  purchase,  repurchase, or otherwise  acquire  such

Indebtedness,  obligation or liability or any security  therefor,

or to provide funds for the payment or discharge thereof (whether

in   the  form  of  loans,  advances,  stock  purchases,  capital

=================================================================
contributions  or  otherwise), or to maintain  solvency,  assets,

level of income, or other financial condition, or to make payment other than for value received.



            "Accounts"   shall  mean,  as  to  any  Person,   any
             --------
"account", as such term is defined in Section 9-106 of  the  UCC,

now  or hereafter owned by such Person which is classified  as  a receivable  on  a consolidated balance sheet of  such  Person  in accordance with GAAP.



           "Account Debtor":  any Person that is liable  to  make
            --------------
payments with respect to a Credit Card Account.




           "Administrative Agent" shall have the meaning ascribed
            --------------------
to  such  term  in the preamble and shall include  any  successor

Administrative Agent appointed pursuant to Section 11.09.
                                           -------------


           "Administrative Agent's Payment Office" shall mean the
            -------------------------------------
address  for  payments  set forth on the  signature  page  hereto relating to the Administrative Agent or such other address as the

Administrative Agent may from time to time specify in  accordance with Section 12.10.
    --------------


           "Advance  Rate"  shall mean with respect  to  Eligible
            -------------
Accounts  Receivable,  75%, with respect to  Eligible  Inventory,

65%,  and  with  respect  to Eligible  Fixed  Assets,  10%.   The

Administrative  Agent  may,  in its  reasonable  discretion,  but subject  to  Section 12.08(a)(vi), adjust the Advance  Rate  with respect to Eligible Accounts Receivable based upon an increase or decrease in the dilution of the Credit Card Accounts reflected in the  most  recent collateral audit performed pursuant to  Section

7.06.


           "Affiliate", as applied to any Person, shall mean  any
           ----------
other  Person directly or indirectly controlling, controlled  by,

or  under common control with, that Person.  For purposes of this definition, "control" (including, with correlative meanings,  the terms  "controlling", "controlled by" and "under  common  control with"),  as applied to any Person, means the possession, directly or indirectly, of the power to vote 10% or more of the Securities having  voting power for the election of directors of such Person or  otherwise to direct or cause the direction of the  management and  policies  of that Person, whether through the  ownership  of voting  Securities or by contract or otherwise; provided that  no
                                                --------
financial  institution,  mutual fund or investment  banking  firm shall be an Affiliate of the Borrower unless it owns, directly or indirectly, at least 20% of such Securities of the Borrower.




           "Agent-Related Person" shall mean Bank of America  and
            --------------------
any  successor  Administrative Agent pursuant to  Section  11.09,
                                                  --------------
together  with  their respective Affiliates,  and  the  officers,

directors,  employees,  agents  and  attorneys-in-fact  of   such

Persons and Affiliates.



           "Agreement"  shall have the meaning ascribed  to  such
            ---------
term in the preamble hereto.



           "AnnTaylor Finance Trust" shall mean AnnTaylor Finance
            -----------------------
Trust, a Delaware statutory business trust.



          "Applicable Approved Issuance Amount" shall mean, as to
           -----------------------------------
each  Issuing  Bank  (other than Bank  of  America),  the  amount notified  from time to time by the Administrative Agent  to  such

Issuing Banks.  The Applicable Approved Issuance Amount for  each

=================================================================
such  Issuing Bank shall be equal unless otherwise agreed by  the

Administrative Agent and each such Issuing Bank.   The  aggregate

Applicable Approved Issuance Amounts for such Issuing Banks shall not at any time exceed the lesser of (i) the Commitments then  in effect  less  the  aggregate principal amount of all  outstanding
        ----
Loans and (ii) the Borrowing Base Amount then in effect less  the
                                                        ----
aggregate principal amount of all outstanding Loans.




          "Applicable Lending Office" shall mean, with respect to
           -------------------------
each  Lender, such Lender's Domestic Lending Office, in the  case of a Base Rate Loan, and such Lender's Eurodollar Lending Office,

in the case of a Eurodollar Rate Loan.



          "Arranger" shall have the meaning ascribed to such term
           --------
in the preamble.



           "Assignment  and Acceptance" shall mean an  Assignment
            --------------------------
and Acceptance in the form of Exhibit 12.01 (with blanks appropri
                              -------------
ately  filled in) delivered to the Administrative Agent  and  the

Borrower  in connection with an assignment of a Lender's interest under this Agreement pursuant to Section 12.01.
                                 -------------


           "ATSC"  shall  mean  AnnTaylor Stores  Corporation,  a
            ----
Delaware corporation.



           "ATSC  Guarantee  Agreements" shall  mean  the  Common
            ---------------------------
Securities  Guarantee  Agreement  and  the  Preferred  Securities

Guarantee Agreement.



          "ATSC Guaranty" shall mean the Guaranty dated as of the
           -------------
Initial  Funding Date substantially in the form of,  and  on  the terms  set  forth  in, Exhibit 4.01(a)(iv), as the  same  may  be
                       -------------------
amended, modified or otherwise supplemented from time to time.



           "ATSC  Pledge Agreement" shall mean the  Security  and
            ----------------------
Pledge   Agreement   dated  as  of  the  Initial   Funding   Date

substantially  in  the form of, and on the terms  set  forth  in,

Exhibit  4.01(a)(v), as the same may be amended, supplemented  or
------------------
otherwise modified from time to time.



          "Available Cash" shall mean, with respect to any Fiscal
           --------------
Year,  (a)  the sum of (i) Net Income for such Fiscal Year,  plus

(ii)  to  the extent Net Income for such Fiscal Year  is  reduced

thereby,   all  charges  for  amortization  of  intangibles   and

depreciation and other non-cash charges, plus (iii) any  decrease
                                         ----
in  Working Capital during such Fiscal Year minus (b) the sum  of

(i)  Capital Expenditures during such Fiscal year plus  (ii)  any
                                                  ----
increase in Working Capital during such Fiscal Year.



           "Available In-Transit Amount" shall mean,  as  of  any
            ---------------------------
Calculation Date, an amount equal to (a) 65% of the  sum  of  (i)

the aggregate undrawn face amount of Commercial Letters of Credit issued to finance the purchase of Inventory (other than Inventory included  in the determination of Eligible Inventory),  and  (ii)

the   aggregate  Inventory  Value  of  Inventory  financed   with

Commercial Letters of Credit which have been fully drawn and  the

Reimbursement  Obligations in respect of which  have  been  fully paid  so  long as, in the case of clause (i) and (ii),  (A)  such

Inventory  shall be in transit to properties owned or  leased  by the  Borrower  or the Subsidiary Guarantors in the United  States

and  (B)  such  Inventory is not included in the  calculation  of

Eligible  Inventory and, upon arrival in the United States,  will be  included in the determination of the Eligible Inventory minus

==================================================================

(b)  the  Stock-in-Transit  Reserve  with  respect  to  all  such

Inventory.



           "Bank  of America" shall mean Bank of America National
            ----------------
Trust and Savings Association, a national banking association.



           "Bankruptcy  Code" shall mean Title 11 of  the  United
            ----------------
States  Code  (11 U.S.C Section 101 et seq.), as amended from  time  to time, or any successor statute.



           "Base  Rate"  shall mean, for any  day  a  fluctuating
            ----------
interest  rate per annum equal to the higher of (a) the Reference

Rate  in effect on such day and (b) the sum of the Federal  Funds

Rate plus 0.50%.



           "Base  Rate  Loans" shall mean all  Loans  outstanding
            -----------------
which bear interest at a rate determined by reference to the Base

Rate as provided in Section 2.02.
                    ------------


           "Benefit  Plan" shall mean a defined benefit  plan  as
            -------------
defined  in  Section 3(35) of ERISA (other than  a  Multiemployer

Plan)  which  the  Borrower  or  an  ERISA  Affiliate  maintains,

administers, contributes to or is required to contribute  to,  or under  which  the Borrower or any ERISA Affiliate may  incur  any liability.



          "Borrower" shall have the meaning ascribed to such term
           --------
in the preamble hereto.



          "Borrower Pledge Agreement" shall mean the Security and
           -------------------------
Pledge   Agreement   dated  as  of  the  Initial   Funding   Date

substantially  in  the form of, and on the terms  set  forth  in,

Exhibit 4.01(a)(iii), as the same may be amended, supplemented or
--------------------
otherwise modified from time to time.



          "Borrowing" shall mean, except as otherwise provided in
           ---------
Section 2.07(c)(ii), a borrowing consisting of Loans of the  same
-------------------
type, having the same Interest Period and made on the same day by the Lenders.



            "Borrowing  Base  Amount"  shall  mean,  as  of   any
             -----------------------
Calculation Date, the sum of (a) the product of (i) the  Eligible

Accounts  Receivable Amount at such Calculation Date  times  (ii)

the  Advance  Rate  for  Eligible Accounts  Receivable,  (b)  the

product  of (i) the Eligible Inventory Amount at such Calculation

Date times (ii) the Advance Rate for Eligible Inventory, (c)  the

Available in-Transit Amount at such Calculation Date and (d)  the

Eligible  Fixed  Asset  Amount at  such  Calculation  Date.   The

Borrowing Base Amount as determined on any Calculation Date shall remain in effect until the next succeeding Calculation Date.




           "Borrowing Base Certificate" shall mean a certificate,
            --------------------------
substantially  in  the form of Exhibit 6.01(o) delivered  to  the
                               --------------
Administrative Agent by the Borrower pursuant to Section 6.01(o).
                                                 ---------------


           "Business  Day" shall mean (a) for all purposes  other
            -------------
than  as covered by clause (b) below, any day excluding Saturday,
                    ----------
Sunday and any day which is a legal holiday under the laws of the

State  of  New York or the State of California, or is  a  day  on

==================================================================
which banking institutions located in either of those states  are required  or  authorized by law or other governmental  action  to close  and  (b)  with  respect  to all  notices,  determinations,

fundings and payments in connection with the Eurodollar Rate, any day which is a Business Day described in clause (a) and which  is also  a  day  for  trading by and between  banks  in  the  London interbank market.



           "Calculation Date":  at any time, the last day of  any
            ----------------
period covered by the most recent Borrowing Base Certificate.




          "Capital Expenditures" shall mean, for any period, on a
           --------------------
consolidated   basis   for  the  Borrower  and   its   Restricted

Subsidiaries, the aggregate of all expenditures (whether paid  in cash  or  accrued as liabilities during that period and including that  portion of Capital Leases (except any capitalized interest)

which  is  capitalized on the consolidated balance sheet  of  the

Borrower and its Restricted Subsidiaries) made by the Borrower or any  Restricted Subsidiary during such period that, in conformity with  GAAP,  are  required  to be included  in  or  reflected  by

property,   plant   or  equipment  (including  expenditures   for

equipment purchased simultaneously with the trade-in of  existing equipment owned by the Borrower or any such Restricted Subsidiary to the extent the gross amount of such purchase price exceeds the book  value  of  the  equipment being traded  in,  but  excluding

expenditures   made  in  connection  with  the   replacement   or

restoration of assets, to the extent reimbursed or financed  from insurance proceeds or condemnation awards).



           "Capital Lease", as applied to any Person, shall  mean
            -------------
any  lease of any property (whether real, personal, or mixed)  by that  Person  as  lessee  which,  in  conformity  with  GAAP,  is accounted  for  as a capital lease on the balance sheet  of  that

Person.



           "Cash  Collateral  Account"  shall  have  the  meaning
            -------------------------
ascribed to such term in Section 2.04.
                         ------------



           "Cash  Equivalents" shall mean (a)  marketable  direct
            -----------------
obligations  issued or unconditionally guaranteed by  the  United

States  Government or issued by an agency thereof and  backed  by the  full  faith and credit of the United States  of  America  or having  a  rating  of  at least A-1 or P-1  from  either  S&P  or

Moody's, in each case maturing within 360 days after the date  of acquisition thereof; (b) marketable direct obligations issued  by any  state  of  the  United States of America  or  any  political subdivision  of  any  such  state or any  public  instrumentality thereof maturing within 180 days (or, if no Loans are outstanding at  the  time  of  acquisition thereof and  after  giving  effect thereto, 360 days) after the date of acquisition thereof and,  at the  time  of acquisition, having one of the two highest  ratings obtainable from either S&P or Moody's (or, if at any time neither

S&P  nor Moody's shall be rating such obligations, then from such other  nationally  recognized rating services acceptable  to  the

Requisite  Lenders) and not listed in Credit Watch  published  by

S&P; (c) commercial paper, other than commercial paper issued  by the  Borrower or any Subsidiary of the Borrower or any  of  their

Affiliates, maturing no more than 180 days (or, if no  Loans  are outstanding  at the time of acquisition thereof and after  giving effect thereto, 270 days) after the date of creation thereof and,

at  the time of acquisition thereof, having a rating of at  least

A-1 or P-1 from either S&P or Moody's (or, if at any time neither

S&P  nor  Moody's  shall  be rating such  obligations,  then  the highest  rating from other nationally recognized rating  services acceptable  to  the  Requisite Lenders);  and  (d)  domestic  and

Eurodollar  certificates of deposit or time deposits or  bankers'

acceptances  maturing  within 180  days  (or,  if  no  Loans  are outstanding  at the time of acquisition thereof and after  giving effect  thereto, 360 days) after the date of acquisition  thereof

=================================================================
issued  by  any commercial bank organized under the laws  of  the

United States of America or any state thereof or the District  of

Columbia  having combined capital and surplus of  not  less  than

$500,000,000.



           "Change in Control" shall have the meaning ascribed to
            -----------------
such term in the Subordinated Note Indenture (as in effect on the date  hereof  and  as  from  time  to  time  in  effect)  or  any

Subordinated Debt Indenture.





           "Claim" shall mean any claim or demand, by any Person,
            -----
of   whatsoever  kind  or  nature  for  any  actual  or   alleged

Liabilities  and Costs, whether based in contract, tort,  implied or express warranty, strict liability, criminal or civil statute,

Permit, ordinance or regulation, common law or otherwise.






           "Cleandown"  shall have the meaning ascribed  to  such
            ---------
term in Section 2.01(a)(v).



           "Cleandown Period" shall have the meaning ascribed  to
            ----------------
such term in Section 2.01(a)(v).
             -----------------


          "Code" shall mean the Internal Revenue Code of 1986, as
           ----
amended from time to time, and any successor statute.




           "Collateral" shall mean all property and interests  in
            ----------
property  now  owned or hereafter acquired in  or  upon  which  a security  interest, pledge, lien or mortgage  is  granted  or  of which  a  collateral  assignment is  made  under  the  Collateral

Documents.




           "Collateral  Documents" shall mean the ATSC  Guaranty,
            ---------------------
the  ATSC  Pledge Agreement, the Borrower Pledge  Agreement,  the

Trademark  Security  Agreement and the  Subsidiary  Guaranty  and

Collateral Agreement, and any other document creating in favor of the  Administrative  Agent, for the benefit  of  the  Lenders,  a

security   interest  in  any  property  as   security   for   the

Obligations, as any of the foregoing may be amended, supplemented or otherwise modified from time to time.




           "Commercial Letter of Credit" shall mean any Letter of
            ---------------------------
Credit  which is drawable upon presentation of documents,  drafts at sight and time drafts evidencing the sale or shipment of goods purchased by the Borrower in the ordinary course of its business.




           "Commission"  shall mean the Securities  and  Exchange
            ----------
Commission.



          "Commitment" shall mean, with respect to each Lender as
           ----------
the  context  may require, (a) the amount set out  opposite  such

Lender's name under the heading "Commitment" in Schedule  1.01(b)
                                 ----------     -----------------
or  assigned to it in accordance with Section 12.01(a),  as  such
                                      ---------------
amount  may  be reduced or otherwise adjusted from time  to  time pursuant to the terms of this Agreement or (b) the obligation  of such Lender to make Loans hereunder and participate in Letters of

Credit  up  to the amount specified in the immediately  preceding clause (a), and "Commitments" shall mean the aggregate amount  of
---------        -----------
the Commitments of all Lenders.

================================================================

           "Commitment  Letter" shall mean the Commitment  Letter
            ------------------
dated  May  7, 1998 from Bank of America, the Arranger,  Citicorp and CoreStates Bank, N.A. to the Borrower.



           "Common Securities Guarantee Agreement" shall mean the
            -------------------------------------
Common  Securities Guarantee Agreement, dated  as  of  April  25,

1996,  by  ATSC  for  the benefit of the holders  of  the  common securities of AnnTaylor Finance Trust.



           "Common Stock" shall mean the common stock of ATSC the
            ------------
par  value  of  which  is set forth in the  ATSC  Certificate  of

Incorporation,  as such certificate may be amended,  restated  or otherwise modified from time to time.



           "Compliance  Certificate"  shall  mean  a  certificate
            -----------------------
substantially in the form of Exhibit 6.01(d)(i) delivered to  the
                             ------------------
Administrative  Agent  by  the  Borrower  pursuant   to   Section
                                                          -------
6.01(d)(i)  and  covering  the  Borrower's  compliance  with  the
----------
covenants  contained in Article IX and certain of  the  covenants
                        ----------
contained in Article VIII.
             ------------



           "Contaminant"  shall  mean  any  pollutant,  hazardous
            -----------
substance,  hazardous chemical, toxic substance, hazardous  waste or special waste, as those terms are defined in federal, state or local  laws  and  regulations, radioactive  material,  petroleum,

including  crude  oil  or  any  petroleum-derived  substance,  or breakdown or decomposition product thereof, or any constituent of any  such substance or waste, including polychlorinated biphenyls and asbestos.



           "Contractual  Obligation", as applied to  any  Person,
            -----------------------
shall  mean any provision of any Securities issued by that Person or any indenture, mortgage, deed of trust, contract, undertaking,

document,  instrument or other agreement or instrument  to  which that Person is a party or by which it or any of its properties is bound,  or  to  which  it  or any of its  properties  is  subject

(including any restrictive covenant affecting such Person or  any of its properties).



           "Convertible  Debentures" shall mean  8-1/2%  Convertible
            -----------------------
Subordinated   Debentures  Due  2016  issued  pursuant   to   the

Indenture, dated as of April 15, 1996, between ATSC and the  Bank of New York, as Trustee.



          "Cost/Market Reserve" shall mean, as of any Calculation
           -------------------
Date,  the  lower of cost or market reserve for the  most  recent

fiscal   month  calculated  in  accordance  with  the  accounting

practices of the Borrower and the Subsidiary Guarantors.




            "Credit  Card  Accounts":   all  accounts  receivable
             ----------------------
arising  out  of  any  sale in the ordinary  course  of  business pursuant to proprietary credit card transactions.




           "Credit  Facility" shall mean the loan and  letter  of
            ----------------
credit  facility  provided  to  the  Borrower  pursuant  to  this

Agreement.



           "Current  Assets"  shall  mean,  as  at  any  date  of
            ---------------
determination,  the consolidated assets of the Borrower  and  its

Restricted  Subsidiaries  which may  properly  be  classified  as current assets in conformity with GAAP.


================================================================
                             -8-



           "Current  Liabilities" shall mean, as at any  date  of
            --------------------
determination, the consolidated liabilities of the  Borrower  and its  Restricted Subsidiaries which may properly be classified  as current liabilities in conformity with GAAP.



          "Customary Permitted Liens" shall mean
           -------------------------


           (a)    Liens (other than Environmental Liens  and  any

Lien  imposed  under  ERISA) for claims,  taxes,  assessments  or charges  of any Governmental Authority not yet due or  which  are being contested in good faith by appropriate proceedings and with

respect   to   which  adequate  reserves  or  other   appropriate

provisions are being maintained in accordance with GAAP;





           (b)   statutory Liens of landlords, bankers, carriers,

warehousemen, mechanics, materialmen and other Liens (other  than any  Lien imposed under ERISA or any Environmental Lien)  imposed by  law,  arising  in  the ordinary course of  business  and  for amounts which (i) are not yet due, (ii) are not more than 30 days past  due as long as no notice of default has been given or other action taken to enforce such Liens, or (iii)(A) are not more than

30  days past due and a notice of default has been given or other action taken to enforce such Liens, or (B) are more than 30  days past  due,  and,  in  the case of clause (A) or  (B),  are  being
                                  ----------     ---
contested  in  good  faith by appropriate proceedings  which  are sufficient to prevent imminent foreclosure of such Liens and with

respect   to   which  adequate  reserves  or  other   appropriate

provisions are being maintained in accordance with GAAP;





          (c)   Liens (other than any Lien imposed under ERISA or

any Environmental Lien) incurred or deposits made in the ordinary course  of business (including surety bonds and appeal bonds)  in connection with workers' compensation, unemployment insurance and other  types  of employment benefits or to secure the performance of  tenders,  bids, leases, contracts (other than in  respect  of

Indebtedness),   statutory   obligations   and   other    similar

obligations  or  arising as a result of progress  payments  under government contracts;




            (d)     easements   (including  reciprocal   easement

agreements  and  utility  agreements), rights-of-way,  covenants,

consents,   rights  of  landlords,  reservations,  encroachments,

variations   and  other  restrictions,  charges  or  encumbrances

(whether  or  not recorded) affecting the use of  real  property,

which  do  not materially interfere with the ordinary conduct  of the business of the Borrower; and





           (e)    Liens on goods in favor of customs and  revenue

authorities  arising  as a matter of law  to  secure  payment  of customs duties in connection with the importation of such goods.





           "DOL" shall mean the United States Department of Labor
            ---
and any successor department or agency.




           "Dollars" and "$" shall mean the lawful money  of  the
            -------       -
United States of America.




           "Domestic Lending Office" means, with respect  to  any
            -----------------------
Lender,  the  office of such Lender specified  as  its  "Domestic
                                                         --------
Lending  Office"  in  Schedule 1.01(a) or in the  Assignment  and
---------------       ----------------
Acceptance  by which it became a Lender or such other  office  of such  Lender as such Lender may from time to time specify to  the

Borrower and the Administrative Agent.



=================================================================
                               -9-




           "EBITDA"  shall mean, for any period, the sum  of  the
            ------
amounts  for  such period, of (a) Net Income,  plus  (b)  to  the
                                               ----
extent  Net  Income  is  reduced  thereby  (i)  all  charges  for amortization  of  intangibles  and  depreciation,  (ii)  Interest

Expense, (iii) income tax expense and (iv) extraordinary  losses,

minus (c) extraordinary gains (net of taxes).
-----



           "EBITR"  shall mean, for any period, the  sum  of  the
            -----
amounts  for  such period, of (a) Net Income,  plus  (b)  to  the
                                               ----
extent  Net Income is reduced thereby (i) Interest Expense,  (ii)

income  tax  expense  and (iii) extraordinary  losses,  plus  (c)
                                                        ----
Rental Expense, minus (d) extraordinary gains (net of taxes).





           "Eligible Accounts Receivable" shall mean, as  of  any
            ----------------------------
Calculation  Date, all Credit Card Accounts of the  Borrower  and

the  Subsidiary  Guarantors that satisfy each  of  the  following criteria:




                (a) such Credit Card Account has been adjusted to

          reflect the return or rejection of, or any loss  of  or

          damage  to  any of the Inventory giving  rise  to  such

          Credit  Card Account, and is not subject to  bona  fide

          set-offs, counterclaims, defenses, or disputes asserted

          with respect to such Credit Card Account;





                (b) to the best knowledge of the Borrower and the

          Subsidiary Guarantors, the Account Debtor with  respect

          to  such  Credit Card Account is not insolvent  or  the

          subject of any bankruptcy case or insolvency proceeding

          of  any  kind, unless such Credit Card Account  is  due

          from  such  Account  Debtor as an administrative  claim

          under the Bankruptcy Code and the Administrative Agent,

          in  the  exercise of its reasonable business  judgment,

          deems the Account Debtor to be creditworthy;





                 (c) the Account Debtor in respect of such Credit

          Card  Account has a mailing address within  the  United

          States of America (excluding the Virgin Islands and any

          other territory of the United States) or Puerto Rico;





                 (d) the Account Debtor in respect of such Credit

          Card Account is not the United States of America or any

          state,  territory, subdivision, department,  or  agency

          thereof;




                 (e) such Credit Card Account does not arise  out

          of  transactions with a Subsidiary or Affiliate  (other

          than directors, officers and employees) of the Borrower

          or any Subsidiary Guarantor;




                 (f)  no amount payable in respect of such Credit

          Card Account has remained unpaid for a period exceeding

          sixty  days  after the due date stated on the  customer

          statement therefor;




                 (g)  such  Credit Card Account  is  owed  by  an

          Account Debtor which does not then have balances on its

          Credit  Card Accounts which are more than 60 days  past

          due  which exceed 50% of the total balance of all  such

          Credit Card Accounts owed by such Account Debtor;


=================================================================
                             -10-





                 (h) such Credit Card Account has not been and is

          not  required  to  be charged off  or  written  off  as

          uncollectible in accordance with the customary business

          practice of the Borrower and the Subsidiary Guarantors;





                 (i) such Credit Card Account does not arise  out

          of  any  claim  in  tort, is not evidenced  by  chattel

          paper,  a promissory note, a negotiable instrument,  or

          any  other  instrument of any kind or, if  such  Credit

          Card   Account  is  evidenced  by  chattel   paper,   a

          promissory note, a negotiable instrument or  any  other

          instrument,   such  chattel  paper,  promissory   note,

          negotiable  instrument  or other  instrument  has  been

          delivered to the Administrative Agent and is subject to

          a  first  priority security interest in  favor  of  the

          Administrative Agent;




                 (j)  the amount of the face value of such Credit

          Card  Account  listed on any schedule  of  Credit  Card

          Accounts and shown on all customer statements delivered

          to the Administrative Agent with respect to such Credit

          Card  Account is not subject to any asserted bona  fide

          retainages  or holdbacks of any type, is  actually  and

          absolutely  owing,  and  is  not  contingent   on   any

          condition,  in  each  case, other than  in  respect  of

          repurchase or return agreements that (i) arise  in  the

          ordinary course of the Borrower's business and (ii) are

          consistent   with  the  Borrower  or  such   Subsidiary

          Guarantor's historical business practice;




                 (k) such Credit Card Account does not arise  out

          of a cash on delivery sale;





                 (l) such Credit Card Account does not arise  out

          of the sale of samples;




                 (m)  such Credit Card Account is owned solely by

          the Borrower or a Subsidiary Guarantor and is evidenced

          by a customer statement and has arisen from the sale of

          goods  which  have  been shipped  or  delivered  to  an

          Account Debtor on an absolute sale basis, have not been

          shipped  or  delivered on a consignment,  approval,  or

          sale-or-return  basis,  and  are  not  subject  to  any

          repurchase  or  return agreement or arrangement,  other

          than   those   repurchase  or  return   agreements   or

          arrangements that (i) arise in the ordinary  course  of

          the  Borrower's  business and (ii) are consistent  with

          the  Borrower or such Subsidiary Guarantor's historical

          business practices; and





                (n) such Credit Card Account is subject to a Lien

          in favor of the Administrative Agent and is not subject

          to Liens other than Permitted Account Liens.





The  Administrative  Agent  may, in  its  reasonable  discretion,

adjust  or  change  the  foregoing eligibility  criteria  or  add additional  reserves with respect to Eligible Accounts Receivable based  upon  the  results  of the most  recent  collateral  audit performed pursuant to Section 7.06.





          "Eligible Accounts Receivable Amount" shall mean, as of
           -----------------------------------
any  Calculation  Date, (a) Eligible Accounts Receivable  of  the

Borrower  and the Subsidiary Guarantors at such Calculation  Date minus (b) the Sales Tax Reserve at such Calculation Date.
-----

=================================================================

                              -11-







            "Eligible  Assignee"  means  (a)  a  commercial  bank
             ------------------
organized  under  the  laws of the United States,  or  any  state thereof,  and having a combined capital and surplus of  at  least

$100,000,000; (b) a commercial bank organized under the  laws  of any  other  country  which is a member of  the  Organization  for

Economic Cooperation and Development (the "OECD"), or a political
                                           ----
subdivision  of  any such country, and having a combined  capital and surplus of at least $100,000,000, provided that such bank  is acting through a branch or agency located in the United States of

America;  (c) a Person that is primarily engaged in the  business of  commercial banking and that is (i) a Subsidiary of a  Lender,

(ii)  a Subsidiary of a Person of which a Lender is a Subsidiary,

or  (iii) a Person of which a Lender is a Subsidiary; and (d) any

Person that in the ordinary course of business extends credit  or purchases  loans  of  a character substantially  similar  to  the

Loans.




            "Eligible  Fixed  Assets"  shall  mean,  as  of   any
             -----------------------
Calculation  Date,  the  net  book value  of  all  furniture  and fixtures  (excluding leasehold improvements) of the Borrower  and the Subsidiary Guarantors as set forth on the most recent balance sheet  of the Borrower and the Subsidiary Guarantors prepared  in accordance  with GAAP, which are subject to a perfected  security interest in favor of the Administrative Agent and are subject  to

no  other  Liens  other than Permitted Fixed  Asset  Liens.   The

Administrative  Agent  may,  in its  reasonable  discretion,  add additional  eligibility  criteria or  reserves  with  respect  to

Eligible  Fixed Assets based upon the results of the most  recent collateral audit performed pursuant to Section 7.06.





           "Eligible Fixed Asset Amount" shall mean,  as  of  any
            ---------------------------
Calculation  Date, the Eligible Fixed Assets of the Borrower  and

the  Subsidiary  Guarantors at such Calculation  Date  times  the

Advance Rate for Eligible Fixed Assets.




           "Eligible  Inventory Amount" shall  mean,  as  of  any
            --------------------------
Calculation  Date,  (a)  the  Inventory  Value  of  all  Eligible

Inventory of the Borrower and the Subsidiary Guarantors  at  such

Calculation  Date  minus (b) the sum of (i) the Gift  Certificate
                   -----
Liability   Amount  as  of  such  Calculation  Date,   (ii)   the

Merchandise Credit Amount as of such Calculation Date, (iii)  the

Cost/Market Reserve as of such Calculation Date, (iv) the  Shrink

Reserve  as of such Calculation Date, and (v) the Positive  Price

Variance Reserve as of such Calculation Date.





           "Eligible Inventory" shall mean, as of the Calculation
            ------------------
Date, all Inventory of the Borrower and the Subsidiary Guarantors

consisting  of  finished goods available for sale that  satisfies each of the following criteria as of such day:





                 (a)   such Inventory (i) is owned solely by  the

          Borrower or any such Subsidiary Guarantor and  (ii)  is

          not  leased by or on consignment to the Borrower or any

          Subsidiary Guarantor;




                 (b)   such Inventory is located at property that

          is  owned  or leased by the Borrower or any  Subsidiary

          Guarantor, including Inventory which is in transit from

          one property that is owned or leased by the Borrower or

          any Subsidiary Guarantor (or a flow through center or a

          distribution center) to another property that is  owned

          or  leased  by the Borrower or any Subsidiary Guarantor

          (or a flow through center or a distribution center);


==================================================================
                              -12-


                 (c)   such Inventory is not subject to a layaway

          purchase by any customer;




                 (g)  such Inventory is not located at any return

          center   used   by  the  Borrower  or  any   Subsidiary

          Guarantor;




                 (h)   such  Inventory is located in  the  United

          States   of   America   (excluding   territories    and

          possessions thereof) and Puerto Rico; and





                 (i)   such  Inventory is subject to a  perfected

          security interest in favor of the Administrative  Agent

          and  is  not  subject  to Liens  other  than  Permitted

          Inventory Liens.




The  Administrative  Agent  may, in  its  reasonable  discretion,

adjust  or  change  the  foregoing eligibility  criteria  or  add additional reserves with respect to Eligible Inventory based upon the  results  of  the  most  recent  collateral  audit  performed pursuant to Section 7.06.




           "Environmental Lien" shall mean a Lien in favor of any
            ------------------
Governmental Authority for (a) any liability of the  Borrower  or

any   Subsidiary   of  the  Borrower  under  federal   or   state

environmental  laws or regulations, or (b) damages arising  from,

or  costs incurred by such Governmental Authority in response to,

a  Release  or  threatened  Release of  a  Contaminant  into  the environment.




           "ERISA"  shall  mean  the Employee  Retirement  Income
            -----
Security  Act  of  1974, as amended from time to  time,  and  any successor statute.





           "ERISA Affiliate" shall mean any (a) corporation which
            ---------------
is  a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower or any

of  its  Subsidiaries, (b) partnership or other trade or business

(whether  or  not incorporated) under common control (within  the meaning of Section 414(c) of the Code) with the Borrower  or  any of  its  Subsidiaries,  and (c) member  of  the  same  affiliated service group (within the meaning of Section 414(m) of the  Code)

as  the  Borrower  or  any of its Subsidiaries,  any  corporation described  in  clause (a) above or any partnership  or  trade  or business described in clause (b) above.




           "Eurodollar Lending Office" means, with respect to any
            -------------------------
Lender,  the  office of such Lender specified as its  "Eurodollar
                                                       ----------
Lending  Office"  in  Schedule 1.01(a) or in the  Assignment  and
---------------       ----------------
Acceptance by which it became a Lender (or, if no such office  is specified, its Domestic Lending Office) or such other  office  of such  Lender  as  such Lender may from time to  time  specify  by written notice to the Borrower and the Administrative Agent.





           "Eurodollar  Rate"  shall mean, with  respect  to  any
            ----------------
Interest  Period  applicable to a Borrowing  of  Eurodollar  Rate

Loans,   an   interest   rate  per  annum   determined   by   the

Administrative Agent by dividing (a) the rate (rounded upward  to the  next  1/16th  of  1%) of interest per  annum  given  to  the

Administrative Agent by the Reference Bank as the rate  at  which dollar  deposits  for  such Interest  Period  and  in  an  amount approximately  equal  to  the  amount  of  the  Reference  Bank's

Eurodollar Rate Loan during such Interest Period would be offered by its applicable Eurodollar Lending Office to major banks in the

London eurodollar market at or about 11:00 a.m. (London time) two

=================================================================

                            -13-


Business  Days prior to the commencement of such Interest  Period by  (b)  a  percentage  equal to 1 minus the  Eurodollar  Reserve
                                   -----
Percentage.




            "Eurodollar  Rate  Loans"  shall  mean  those   Loans
             -----------------------
outstanding which bear interest at a rate determined by reference to the Eurodollar Rate as provided in Section 2.02.
                                      ------------




          "Eurodollar Reserve Percentage" shall mean with respect
           -----------------------------
to any Interest Period for any Eurodollar Rate Loan, that percent age  (expressed  as  a  decimal rounded upwards  to  the  nearest

1/100%)  which is in effect on the date the Eurodollar  Rate  for such  Interest Period is determined as prescribed by the  Federal

Reserve  Board,  for determining the maximum reserve  requirement

(including any emergency, supplemental or other marginal  reserve requirement) for a member bank of the Federal Reserve System with deposits  exceeding  $5,000,000,000 in respect  of  "Eurocurrency liabilities" having a term equal to such Interest Period  (or  in respect  of  any  other  category of liabilities  which  includes deposits  by  reference to which the interest rate on  Eurodollar

Rate  Loans is determined or any category of extensions of credit or  other  assets  which includes loans by  a  non-United  States office of any bank to United States residents).





           "Event  of  Default" shall mean any of the occurrences
            ------------------
set forth in Section 10.01 after the expiration of any applicable
             -------------
grace period expressly provided therein.





           "Existing  Credit  Agreement" means  the  Amended  and
            ---------------------------
Restated  Credit Agreement dated as of September 29,  1995  among

AnnTaylor,  Inc.,  Bank  of  America  and  Fleet  Bank,  National

Association,   as   Co-Agents,  BancAmerica  Robertson   Stephens

(formerly  known  as BA Securities, Inc.), as Arranger,  Bank  of

America,  as  Agent,  and  the  financial  institutions   parties

thereto, as amended.





           "Existing Letter of Credit" shall mean each Letter  of
            -------------------------
Credit identified in Schedule 3.01.
                     -------------




           "Extension Period" shall have the meaning ascribed  to
            ----------------
such term in Section 2.01(f).
             ---------------



            "FDIC"  shall  mean  the  Federal  Deposit  Insurance
             ----
Corporation or any successor thereto.





           "Federal Funds Rate" shall mean, for any day, the rate
            ------------------
set  forth  in  the  weekly  statistical  release  designated  as

H.15(519), or any successor publication, published by the Federal

Reserve  Board  (including any such successor,  "H.15(519)")  for
                                                 ---------
such day opposite the caption "Federal Funds (Effective)".  If on
                               ------------------------
any relevant day such rate is not yet published in H.15(519), the rate  for  such  day  will be the rate set  forth  in  the  daily

statistical  release  designated  as  the  Composite  3:30   p.m.

Quotations  for  U.S.  Government Securities,  or  any  successor publication, published by the Federal Reserve Bank  of  New  York

(including   any  such  successor,  the  "Composite   3:30   p.m.
                                          ----------------------
Quotation")  for  such  day  under  the  caption  "Federal  Funds
---------                                          --------------
Effective Rate".  If on any relevant day the appropriate rate for
--------------
such previous day is not yet published in either H.15(519) or the

Composite 3:30 p.m. Quotations, the rate for such day will be the arithmetic mean as determined by the Administrative Agent of  the rates  for  the  last  transaction  in  overnight  Federal  funds arranged prior to 9:00 a.m. (New York time) on that day  by  each of  three  leading brokers of Federal funds transactions  in  New

York City selected by the Administrative Agent.

==================================================================

                           -14-





           "Federal Reserve Board" shall mean the Board of  Gover
            ---------------------
nors  of the Federal Reserve System or any Governmental Authority

succeeding to its functions.




           "Fee  Letter" shall mean the Fee Letter dated  May  7,
            -----------
1998  between  the  Borrower,  Bank  of  America,  the  Arranger,

Citicorp and CoreStates Bank, N.A.





          "Final Maturity Date" shall mean June 30, 2000, as such
           -------------------
date may be extended pursuant to Section 2.01(f).
                                 ---------------




           "Fiscal  Year"  shall  mean the  fiscal  year  of  the
            ------------
Borrower,  which shall be the twelve-month period ending  on  the

Saturday closest to January 31 in each year or such other  period as  the  Borrower  may  designate and the Requisite  Lenders  may approve  (such  approval  not  to be  unreasonably  withheld)  in

writing.   A  Fiscal Year ending in January or February,  as  the

case  may  be,  of  any calendar year shall  have  the  numerical designation of the prior calendar year.




           "Fixed  Charge  Coverage Ratio" shall  mean,  for  any
            -----------------------------
period,  the quotient obtained by dividing (a) EBITR by  (b)  the sum of (i) Interest Expense plus (ii) Rental Expense.
                            ----




           "Foreign Currency Exchange Contracts" shall  mean  any
            -----------------------------------
foreign  currency  exchange agreement or other currency  exchange rate  arrangement  providing currency exchange  rate  protection,

entered  into  by  the Borrower, ATSC or any of their  respective

Restricted Subsidiaries.




           "Foreign Subsidiary" shall mean any Subsidiary of  the
            ------------------
Borrower organized under the laws of any jurisdiction outside the

United States of America.





           "Funded  Debt" shall mean, as at any date of determina
            ------------
tion, all Indebtedness then outstanding (a) for the principal  of

Loans  under this Agreement and (b) for money borrowed  or  under any  debt  Securities issued by ATSC (other than the  Convertible

Debentures),  the Borrower or any Restricted Subsidiary  (whether or  not subordinated, and specifically including the Subordinated

Notes or any Subordinated Debt).





           "Funding  Date" shall mean the date of  borrowing  any
            -------------
Loan.





           "GAAP" shall mean generally accepted accounting princi
            ----
ples  set  forth  in  the  opinions  and  pronouncements  of  the

Accounting   Principles  Board  of  the  American  Institute   of

Certified Public Accountants and statements and pronouncements of the  Financial  Accounting Standards  Board,  or  in  such  other statements  by  such other entity as may be  in  general  use  by significant  segments  of the accounting  profession,  which  are applicable to the circumstances as of the date of determination.





           "Gift Certificate Liability Amount" shall mean, as  of
            ---------------------------------
any  Calculation Date, the aggregate amount of gift  certificates then  outstanding entitling the holder thereof to use  all  or  a portion thereof to pay all or a portion of the purchase price for any  Inventory  as  of  such day which are  not  being  held  for escheatment or which have not been escheated as of such day.





           "Governmental Acts" shall have the meaning ascribed to
            -----------------
ssuch term in Section  3.09(a).
              ----------------

==================================================================

                             -15-

           "Governmental Authority" shall mean any nation, state,
            ----------------------
sovereign, or government, any federal, regional, state, local  or

political   subdivision  and  any  entity  exercising  executive,

legislative, judicial, regulatory or administrative functions  of or pertaining to government.



           "Guarantors"  shall  mean  ATSC  and  each  Restricted
            ----------
Subsidiary  (other  than  Foreign  Subsidiaries  and  Nonmaterial

Domestic Subsidiaries) of the Borrower.



           "HKSB  Facility" shall mean the Amended  and  Restated
            --------------
Credit  Agreement,  dated as of September 20, 1996,  as  amended,

between  AnnTaylor  Global Sourcing, Inc. and  The  Hongkong  and

Shanghai Banking Corporation Limited.



           "Indebtedness", as applied to any Person,  shall  mean
            ------------
(a)  all  indebtedness, obligations or other liabilities of  such

Person  for borrowed money or under any debt Securities,  whether

or   not  subordinated,  (b)  all  obligations  with  respect  to redeemable  stock and redemption or repurchase obligations  under any  equity  securities  or profit payment  agreements,  (c)  all reimbursement  obligations and other liabilities of  such  Person with  respect  to  letters  of credit issued  for  such  Person's account,  (d) all obligations of such Person to pay the  purchase price of property or services, except trade payables incurred  by such  Person  in  the  ordinary course of business  as  presently conducted,  (e) all obligations in respect of Capital  Leases  of such  Person,  (f) all Accommodation Obligations of such  Person,

(g)  all  indebtedness, obligations or other liabilities of  such

Person  or others secured by a Lien on any asset of such  Person,

whether or not such indebtedness, obligations or liabilities  are assumed by or are a personal liability of such Person, all as  of such  time,  and  (h)  all  indebtedness,  obligations  or  other liabilities  in  respect of Interest Rate Contracts  and  Foreign

Currency   Exchange  Agreements.   For  purposes  of  determining

Indebtedness,  the "principal amount" of the obligations  of  the

Borrower  or  any  Subsidiary in respect  of  any  Interest  Rate

Contract or Foreign Currency Exchange Agreement at any time shall be  the  maximum aggregate amount (giving effect to  any  netting agreements)  that  the  Borrower  or  such  Subsidiary  would  be required to pay if such Contract or Agreement were terminated  at such time.



           "Initial Funding" shall mean the funding of  Loans  on
            ---------------
the Initial Funding Date.



           "Initial  Funding Date" shall mean  the  date  (on  or
            ---------------------
before July 29, 1998) on which all conditions precedent set forth in Section 4.01 have been satisfied or waived.
   ------------


          "Initial Loans" shall have the meaning ascribed to such
           -------------
term in Section 4.01.
        ------------


          "Interest Expense" shall mean, for any period for ATSC,
           ----------------
the  Borrower  and its Restricted Subsidiaries on a  consolidated basis,  total  consolidated interest  expense,  whether  paid  or accrued  (including any amortization of discount and the interest component of Capital Leases), for such period, including  to  the extent  included in interest expense, all commissions,  discounts and  other  fees and charges owed with respect to the letters  of credit, the fees payable under this Agreement and net costs under

Interest  Rate  Contracts, all as determined in  conformity  with

GAAP,  plus (without duplication) all capitalized interest, minus
       ----                                                 -----
payments  received  under Interest Rate  Contracts  and  interest income.



=================================================================
                           -16-



           "Interest Payment Date" shall mean with respect to any
            ---------------------
Eurodollar  Rate  Loan,  the last day  of  each  Interest  Period applicable to such Loan; provided that in the case of an Interest
                         --------
Period  of  six months or longer, "Interest Payment  Date"  shall
                                   ----------------------
also  include each date that is a three-month anniversary of  the first day of such Interest Period.




           "Interest  Period" shall have the meaning ascribed  to
            ----------------
such term in Section 2.06.
             ------------


           "Interest  Rate  Contracts" shall mean  interest  rate
            -------------------------
exchange,  collar,  cap or similar agreements providing  interest rate  protection, entered into by the Borrower, ATSC  or  any  of their respective Restricted Subsidiaries.



            "Inventory"  shall  mean,  as  to  any  Person,   any
             ---------
"inventory"  as such term is defined in Section 9-109(4)  of  the

UCC, now or hereafter owned by such Person.



           "Inventory  Value"  shall mean, with  respect  to  any
            ----------------
Inventory of the Borrower or any Subsidiary Guarantor, the  value of  such Inventory valued at cost on a basis consistent with  the

Borrower's  or such Subsidiary Guarantor's current and historical

accounting   practice  (without  giving  effect   to   markdowns,

intercompany  profit,  rebates  and  discounts  and   capitalized

inventory costs on the consolidated balance sheet of the Borrower and the Subsidiary Guarantors in respect of Inventory (other than capitalized costs recorded in accordance with GAAP)).



           "Investment" shall mean, as applied to any Person, any
            ----------
direct  or indirect purchase or other acquisition by that  Person of  Securities, or of a beneficial interest in Securities, of any other  Person,  and any direct or indirect loan,  advance  (other

than   deposits   with  financial  institutions   available   for

withdrawal on demand, prepaid expenses, advances to employees and similar  items  made  or  incurred  in  the  ordinary  course  of business),  or capital contribution by such Person to  any  other

Person,  including  all Indebtedness and accounts  owed  by  that other  Person which are not current assets or did not arise  from sales  of goods or services to that Person in the ordinary course of business.  The amount of any Investment shall be determined in conformity with GAAP.



           "Investor  Group"  shall mean  Merrill  Lynch  Capital
            ---------------
Partners, Inc. and its Affiliates.



           "IRS"  shall mean the Internal Revenue Service of  the
            ---
United  States  or any Governmental Authority succeeding  to  the functions thereof.



           "Issuing Banks" shall mean First Union National  Bank,
            -------------
Citibank, N.A. and Bank of America (as to any Existing Letters of

Credit issued by it).




          "Issuing Bank Agreement" shall mean, as to each Issuing
           ----------------------
Bank (other than Bank of America), any agreement entered into  by such Issuing Bank and the Borrower relating to Letters of Credit.



           "Lender" shall have the meaning ascribed to such  term
            ------
in  the  preamble  and  shall include Bank  of  America,  in  its individual capacity, each Issuing Bank and each Person  which  at any time becomes a Lender pursuant to Section 12.01(a).
                                      ----------------

==================================================================

                             -17-



           "Letter of Credit" shall mean any Commercial Letter of
            ----------------
Credit or any Standby Letter of Credit issued by any Issuing Bank for  the  account  of the Borrower pursuant to  Article  III  and includes each Existing Letter of Credit.



           "Letter of Credit Fee" shall have the meaning ascribed
            --------------------
to such term in Section 2.03(d).
                ---------------


           "Letter  of  Credit Obligations" shall  mean,  at  any
            ------------------------------
particular time, the sum of (a) Reimbursement Obligations and (b)

the aggregate maximum amount then available for drawing under the

Letters of Credit.



           "Level  I  Status" exists at any date if  the  Pricing
            ----------------
Ratio on such date is greater than or equal to 3.25 to 1.00.




           "Level  II  Status" exists at any date if the  Pricing
            -----------------
Ratio on such date is less than 3.25 to 1.00 but greater than  or equal to 2.50 to 1.00.



           "Level  III Status" exists at any date if the  Pricing
            -----------------
Ratio on such date is less than 2.50 to 1.00 but greater than  or equal to 1.75 to 1.00.



           "Level  IV  Status" exists at any date if the  Pricing
            -----------------
Ratio on such date is less than 1.75 to 1.00.



           "Liabilities  and Costs" shall mean  all  liabilities,
            ----------------------
claims,  obligations, responsibilities, losses, damages, punitive damages,  consequential damages, treble damages,  charges,  costs and  expenses (including attorney's, expert's and consulting fees and  costs  of  investigation  and feasibility  studies),  fines,

penalties  and monetary sanctions, interest, direct or  indirect,

known  or  unknown,  absolute  or contingent,  past,  present  or future.



           "Lien" shall mean any mortgage, deed of trust, pledge,
            ----
hypothecation,   assignment,   deposit   arrangement,    security

interest,  encumbrance (including, but not limited to, easements,

rights   of  way  and  the  like),  lien  (statutory  or  other),

Environmental  Lien, security agreement or transfer  intended  as security, including any conditional sale or other title retention agreement,  the interest of a lessor under a Capital  Lease,  any financing lease having substantially the same economic effect  as any  of  the foregoing, and the filing of any financing statement

(other than a financing statement filed pursuant to Section 9-408 of the Uniform Commercial Code not intended as security).




           "Loan Account" shall have the meaning ascribed to such
            ------------
term in Section 2.01(d).
        --------------


            "Loan  Documents"  shall  mean  this  Agreement,  the
             ---------------
Collateral  Documents  and the Letters of Credit  and  all  other agreements  delivered to the Administrative  Agent,  the  Issuing

Banks  or  any  Lender  by  or  on  behalf  of  the  Borrower  in satisfaction of the requirements of this Agreement.



           "Loan  Party"  shall mean ATSC, the Borrower  and  any
            -----------
Restricted Subsidiary which is a party to any Loan Document.

=================================================================

                           -18-





          "Loans" shall have the meaning ascribed to such term in
           -----
Section 2.01(a).
--------------


           "Margin Stock" shall have the meaning ascribed to such
            ------------
term in Regulation U.



           "Material Adverse Effect" shall mean, with respect  to
            -----------------------
the  Borrower, ATSC and its Restricted Subsidiaries,  a  material adverse  effect  upon the business, assets or  other  properties,

liabilities  or  condition (financial or otherwise),  results  of operations  or  prospects  of  the Borrower  and  its  Restricted

Subsidiaries taken as a whole or ATSC and its Subsidiaries  taken as  a whole, as the case may be, upon the ability of the Borrower to  repay  the  Loans,  or  upon the  benefits  provided  to  the

Administrative   Agent  or  the  Lenders  under  the   Collateral

Documents.



           "Maximum  Loan Amount" shall mean, at  any  time,  the
            --------------------
lesser  of  (a)  (i)  the Commitments at such  time  (as  reduced pursuant  to Section 2.01(e) and 2.04) less (ii) the sum  of  (A)
             ----------------    ----  ----
the  then aggregate outstanding Letter of Credit Obligations  and

(B)   if  applicable,  the  amount  of  any  Cleandown,  and  (b)

$50,000,000.




           "Merchandise  Credit Amount" shall  mean,  as  of  any
            --------------------------
Calculation  Date,  the aggregate amount of  merchandise  credits then  outstanding entitling the holder thereof to use  all  or  a portion thereof to pay all or a portion of the purchase price for any  Inventory  as  of  such day which are  not  being  held  for escheatment or which have not been escheated as of such day.



          "Moody's" shall mean Moody's Investors Service, Inc.
           -------


           "Multiemployer Plan" shall mean a "multiemployer plan"
            ------------------
as defined in Section 4001(a)(3) of ERISA which is, or within the immediately preceding six years was, contributed to by either the

Borrower  or  any ERISA Affiliate or under which the Borrower  or any ERISA Affiliate may incur any liability.



            "Net  Income"  shall  mean,  for  any  period  on   a
             -----------
consolidated  basis  for ATSC, the Borrower  and  its  Restricted

Subsidiaries, the consolidated net income (or loss) of ATSC,  the

Borrower and its Restricted Subsidiaries for such period taken as a single accounting period, determined in conformity with GAAP.




           "Net  Worth"  shall mean, as at any  date  of  determi
            ----------
nation, the amount by which (a) the total consolidated assets  of

ATSC, the Borrower and its Restricted Subsidiaries exceed (b) the total  consolidated  liabilities of ATSC, the  Borrower  and  its

Restricted  Subsidiaries, as determined in conformity  with  GAAP but  excluding,  for  purposes  of  this  definition,  unrealized foreign exchange translation gains and losses from Investments in

Foreign Subsidiaries.



           "Nonmaterial  Domestic Subsidiaries"  shall  mean  any
            ----------------------------------
Restricted Subsidiary (other than a Foreign Subsidiary) which has total  assets of $250,000 or less, provided that the total assets
                                   --------
of   all  Nonmaterial  Domestic  Subsidiaries  shall  not  exceed

$1,000,000 in the aggregate and to the extent the aggregate total assets  of  all such Restricted Subsidiaries exceeds  $1,000,000,

one  or  more  such Restricted Subsidiaries (in descending  order based upon their total assets) shall not be "Nonmaterial Domestic

Subsidiaries" until such excess is eliminated.


=================================================================
                            -19-


           "Non-U.S.  Lender" shall have the meaning ascribed  to
            ----------------
such term in Section 2.08(e).
             ---------------


           "Note" shall have the meaning ascribed to such term in
            ----
Section 2.01(d).
---------------


           "Notice  of Borrowing" shall mean, with respect  to  a
            --------------------
proposed   Borrowing  pursuant  to  Section  2.01(b),  a   notice
                                    ----------------
substantially in the form of Exhibit 2.01.
                             ------------


           "Notice  of Conversion/Continuation" shall mean,  with
            ----------------------------------
respect  to  a  proposed  conversion or continuation  of  a  Loan pursuant  to Section 2.02(c), a notice substantially in the  form
             --------------
of Exhibit 2.02.
   ------------


           "Obligations"  shall  mean the principal  of  and  all
            -----------
interest  on all Loans and Reimbursement Obligations,  all  fees,

expense   reimbursements,  taxes,  compensation  and  indemnities

payable  by the Borrower to the Administrative Agent, the Issuing

Banks,  or  any Lender pursuant to this Agreement and  all  other present  and  future  Indebtedness and other liabilities  of  the

Borrower  owing  to the Administrative Agent, the Issuing  Banks,

any  Lender  (or,  in the case of any Interest Rate  Contract  or

Foreign Currency Exchange Contract, any Affiliate of any Lender),

or  any  Person entitled to indemnification pursuant  to  Section
                                                          -------
12.04,  or  any  of their respective successors,  transferees  or
-----
assigns,  of every type and description, whether or not evidenced by  any note, guaranty or other instrument, arising under  or  in connection with this Agreement, any other Loan Document,  or  any

Interest  Rate  Contract or Foreign Currency  Exchange  Contract,

whether  or  not  for  the payment of money,  whether  direct  or indirect  (including those acquired by assignment),  absolute  or contingent,  due  or  to  become due, now existing  or  hereafter arising and however arising.




          "Operating Lease" shall mean, as applied to any Person,
           ---------------
any lease of any Property by that Person as lessee which is not a

Capital Lease.




           "Other Taxes" shall have the meaning ascribed to  such
            -----------
term in Section 2.08(b).
        --------------


           "PBGC" shall mean the Pension Benefit Guaranty Corpora
            ----
tion and any Person succeeding to the functions thereof.




           "Permits"  shall  mean any permit, approval,  consent,
            -------
authorization, license, variance, or permission required  from  a

Governmental Authority under an applicable Requirement of Law.




           "Permitted  Account Liens" shall mean  the  collective
            ------------------------
reference  to Liens permitted by clause (a) of the definition  of

Customary Permitted Liens.




            "Permitted  Existing  Indebtedness"  shall  mean  the
             ---------------------------------
Indebtedness  existing  on  the date  hereof  and  set  forth  in

Schedule 8.01(k).
----------------


           "Permitted Existing Liens" shall mean the Liens on any
            ------------------------
Property,  other  than  any  Environmental  Liens,  reflected  on

Schedule 8.02(b).
----------------

=================================================================

                             -20-




          "Permitted Fixed Asset Liens" shall mean the collective
           ---------------------------
reference  to  Liens  permitted by clauses (a)  and  (b)  of  the definition of Customary Permitted Liens.




           "Permitted Inventory Liens" shall mean the  collective
            -------------------------
reference to Liens permitted by clauses (a), (b) and (e)  of  the definition of Customary Permitted Liens.




           "Person"  shall mean any natural person,  corporation,
            ------
limited   partnership,  general  partnership,  limited  liability

company,   joint  stock  company,  joint  venture,   association,

company,  trust, bank, trust company, land trust, business  trust or  other  organization, whether or not a legal  entity,  or  any other nongovernmental entity, or any Governmental Authority.




           "Plan" shall mean an employee benefit plan defined  in
            ----
Section  3(3) of ERISA which the Borrower or any ERISA  Affiliate

maintains,   administers,  contributes  to  or  is  required   to

contribute to, or under which the Borrower or any ERISA Affiliate may incur any liability.




           "Pledged Securities" shall mean the securities pledged
            ------------------
pursuant to the Collateral Documents.





          "Positive Price Variance Reserve" shall mean, as of any
           -------------------------------
Calculation Date, the reserve established by the Borrower and the

Subsidiary  Guarantors  for  the most recently  completed  fiscal quarter in accordance with the historical accounting practices of the  Borrower  and the Subsidiary Guarantors in  respect  of  the excess,  if  any, of (a) the standard costs associated  with  the importation  of  Inventory over (b) the actual  costs  associated with the importation of Inventory.



          "Potential Event of Default" shall mean an event which,
           --------------------------
with  the  giving of notice or the lapse of time, or both,  would constitute an Event of Default.




           "Preferred  Securities" shall mean the 8-1/2% Convertible
            ---------------------
Trust  Originated Preferred Securities issued April 25,  1996  by

AnnTaylor Finance Trust pursuant to the Offering Memorandum dated

April 18, 1996.



           "Preferred Securities Guarantee Agreement" shall  mean
            ----------------------------------------
the  Preferred  Securities  Guarantee  Agreement,  dated  as   of

April 25, 1996, by ATSC and the Bank of New York, as Trustee  for

the benefit of the holders of the Preferred Securities.




           "Pricing Ratio" shall mean, during any fiscal quarter,
            -------------
the   Fixed  Charge  Coverage  Ratio  for  the  period  of   four

consecutive  fiscal  quarters  ended  on  the  last  day  of  the immediately  preceding fiscal quarter.  Changes  in  the  Pricing

Ratio  indicated  by  a  Pricing Ratio Certificate  shall  become effective  on  the first day of the fiscal quarter following  the fiscal quarter in respect of which such Pricing Ratio Certificate is  delivered;  provided, however, that (a)  if  any  payment  of
                --------  -------
interest,  commitment fee or Letter of Credit Fee is made  during the  period  between the first day of a fiscal quarter (including the  fiscal quarter ending August 2, 1998) and the date which  is five  Business  Days after the date of delivery  of  the  Pricing

Ratio  Certificate for the immediately preceding fiscal  quarter,

such payment shall be tentatively calculated on the basis of  the

Pricing Ratio in effect during such immediately preceding  fiscal quarter until the Pricing Ratio is adjusted upon delivery of such

Pricing  Ratio Certificate (it being agreed that Level IV  Status

=================================================================

                            -21-


shall  be deemed to exist in respect of the fiscal quarter ending

August  2,  1998)  and  (b) in the event that  no  Pricing  Ratio

Certificate has been delivered for a fiscal quarter prior to  the last  day of the next succeeding fiscal quarter, Level IV  Status shall  be presumed to exist until delivery of such Pricing  Ratio

Certificate.   Changes in the rates of calculation  of  interest,

commitment  fee  or  Letter  of Credit  Fee  resulting  from  the operation  of either of clauses (a) or (b) above for  any  fiscal quarter  shall be given effect through adjustments  to  the  next payments  to  be made of interest, commitment fee  or  Letter  of

Credit  Fee,  as  the case may be, so as to give effect  to  such changes retroactively to the beginning of such fiscal quarter.




           "Pricing  Ratio  Certificate" shall have  the  meaning
            ---------------------------
given to such term in Section 6.01(d)(ii).
                      -------------------


           "Property" shall mean with respect to any Person,  any
           ---------
real  or personal property, plant, building, facility, structure,

equipment or unit, or other asset (tangible or intangible) owned,

leased or operated by such Person.



          "Pro Rata Share" shall mean, at any particular time and
           --------------
with   respect  to  any  Lender,  a  fraction  (expressed  as   a

percentage), the numerator of which shall be the then  amount  of such  Lender's  Commitment  (or, if  the  Commitments  have  been terminated,  such  Lender's Commitment as in  effect  immediately prior to such termination, after giving effect to any assignments pursuant to Section 12.01) and the denominator of which shall  be
            -------------
the  then  aggregate  amount  of  all  Commitments  (or,  if  the

Commitments  have been terminated, the aggregate  amount  of  all

Commitments  as in effect immediately prior to such  termination,

after  giving  effect  to  any assignments  pursuant  to  Section
                                                          -------
12.01).
-----


           "Qualified Capital Stock" shall mean common  stock  of
            -----------------------
ATSC  or  preferred  stock of ATSC which is not  subject  to  any mandatory  redemption  or repurchase, upon  the  happening  of  a contingency  or  otherwise, and is not subject  to  any  required sinking fund or similar payments, at any time prior to March  31,

2005.



           "Receivables  Transaction" shall mean the  transaction
            ------------------------
contemplated  by  that  certain Receivables Financing  Agreement,

dated  as of January 27, 1994 among AnnTaylor Funding, Inc.,  the

Borrower,  Clipper Receivables Corporation, State  Street  Boston

Capital  Corporation and PNC Bank, National Association  and  the

other documents relating thereto.





          "Reference Bank" shall mean Bank of America.
           --------------



           "Reference  Rate"  shall mean  the  rate  of  interest
            ---------------
publicly  announced from time to time by Bank of America  in  San

Francisco, California, as its reference rate.  It is a  rate  set by  Bank of America based upon various factors including Bank  of

America's  costs and desired return, general economic  conditions and  other factors, and is used as a reference point for  pricing some  loans,  which  may  be  priced at,  above,  or  below  such

announced  rate.   Any change in the Reference  Rate  shall  take

effect  at the opening of business on the date specified  in  the public announcement of such change.




           "Refinancing Date" shall have the meaning ascribed  to
            ----------------
such term in Section 2.01(f).
             ---------------

===================================================================
                              -22-



          "Register" shall have the meaning ascribed to such term
           --------
in Section 12.01(c).
   ----------------


           "Regulation  D",  "Regulation T", "Regulation  U"  and
            -------------     ------------    -------------
"Regulation X" shall mean Regulation D, Regulation T,  Regulation
 ------------
U and Regulation X, respectively, of the Federal Reserve Board as in effect from time to time.



           "Reimbursement Obligations" shall mean  the  reimburse
            -------------------------
ment  or  repayment obligations of the Borrower  to  the  Issuing

Banks  with  respect to Letters of Credit, for amounts  paid  out thereunder.



           "Release"  shall  mean any release,  spill,  emission,
            -------
leaking,   pumping,  injection,  deposit,  disposal,   discharge,

dispersal,  leaching  or migration from  any  Property  into  the environment, including the movement of Contaminants through or in the air, soil, surface water, groundwater or Property.




          "Remedial Action" shall mean any action required to (i)
           ---------------
clean  up, remove, treat or in any other way address Contaminants in  the indoor or outdoor environment; (ii) prevent a Release  or threat of Release or minimize the further Release of Contaminants so they do not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment; or  (iii)

perform  preremedial studies and investigations and post-remedial monitoring and care.




           "Rental Expense" shall mean, for any period for  ATSC,
            --------------
the  Borrower  and its Restricted Subsidiaries, on a consolidated basis,  the  aggregate base rental payments to lessors  or  their assignees  by  such Persons for such period under  agreements  to rent or lease any real property (excluding payments in respect of

Capital Leases) as recorded in accordance with GAAP.




           "Reportable Event" shall mean the events described  in
            ----------------
Section  4043  of ERISA with respect to which the  30-day  notice requirement is not waived.



          "Requirements of Law" shall mean, as to any Person, the
           -------------------
charter   and  by-laws  or  other  organizational  or   governing

documents  of  such  Person, and any  law,  rule  or  regulation,

Permit,  or  determination of an arbitrator or a court  or  other

Governmental  Authority, in each case applicable  to  or  binding upon  such Person or any of its property or to which such  Person or  any of its property is subject, including the Securities Act,

the  Securities  Exchange Act, Regulation  T,  Regulation  U  and

Regulation X, and any certificate of occupancy, zoning ordinance,

building,  environmental  or land use requirement  or  Permit  or occupational safety or health law, rule or regulation.




           "Requisite Lenders" shall mean Lenders whose Pro  Rata
            -----------------
Shares,  in  the  aggregate,  are at  least  51%,  or  after  the termination  of the Commitments, at least 51% of the  outstanding

Loans and Letter of Credit Obligations.





           "Responsible Officer" shall mean, as to  ATSC  or  the
            -------------------
Borrower, its Senior Vice President-Chief Financial Officer,  its

Treasurer or its Vice President-Controller.



==================================================================

                           -23-


           "Restricted  Payment" shall mean (a) any  dividend  or
            -------------------
other  distribution, direct or indirect, on account of any shares of  any class of capital stock of ATSC or the Borrower or any  of its  Subsidiaries  now  or hereafter outstanding,  including  the

Common  Stock, except a distribution of stock as part of a  stock split  and  except a dividend payable solely in  shares  of  that class of stock or in any junior class of stock to the holders  of that  class,  (b)  any redemption, retirement,  sinking  fund  or similar payment, purchase or other acquisition for value,  direct or  indirect, of any shares of any class of capital stock of ATSC or  the  Borrower  or any of its Subsidiaries  now  or  hereafter outstanding,  (c)  any  payment or prepayment  of  principal  of,

premium,  if  any, or interest on, and any redemption,  purchase,

retirement  or defeasance of, or sinking fund or similar  payment with  respect to, the Subordinated Notes, any Subordinated  Debt,

the  Convertible  Debentures or any  consideration  paid  to  any

Person  for  the  purpose of any of the foregoing,  and  (d)  any payment  made  to  retire, or to obtain  the  surrender  of,  any outstanding  warrants, options or other rights to acquire  shares of  any class of capital stock of ATSC or the Borrower or any  of the Borrower's Subsidiaries now or hereafter outstanding.




           "Restricted  Subsidiary" shall mean any Subsidiary  of
            ----------------------
the Borrower which is not an Unrestricted Subsidiary.  Whether or

not   a  Restricted  Subsidiary  is  a  "wholly-owned  Restricted

Subsidiary"  shall be determined without taking into account  any directors'  qualifying  shares  or similar  nominal  requirements under foreign laws.



           "Sales  Tax Reserve" shall mean, as of any Calculation
            ------------------
Date,  an  amount equal to 5% of Eligible Accounts Receivable  at such Calculation Date.




          "S&P" shall mean Standard and Poor's Ratings Services.
           ---


          "Securities" shall mean any stock, shares, voting trust
           ----------
certificates,  bonds,  debentures, notes or  other  evidences  of indebtedness, secured or unsecured, convertible, subordinated  or otherwise,  or  in  general  any instruments  commonly  known  as

"securities",  or  any  certificates  of  interest,  shares,   or

participations  in  temporary  or interim  certificates  for  the purchase  or  acquisition  of, or  any  right  to  subscribe  to,

purchase  or acquire any of the foregoing, but shall not  include any evidence of the Obligations.



          "Securities Act" shall mean the Securities Act of 1933,
           --------------
as  amended  to the date hereof and from time to time  hereafter,

and any successor statute.




           "Securities  Exchange Act" shall mean  the  Securities
            ------------------------
Exchange Act of 1934, as amended to the date hereof and from time to time hereafter, and any successor statute.




           "Shareholders' Equity" shall mean, as at any  date  of
            --------------------
determination,  the  amount  which  would  be  set  forth   under

shareholders' equity on a consolidated balance sheet of ATSC  and its  Subsidiaries  in  accordance  with  GAAP  at  such  date  of determination.



           "Shrink  Reserve"  shall mean, as of  any  Calculation
            ---------------
Date,  the  shrink  reserve  for the  most  recent  fiscal  month calculated  in  accordance with the accounting practices  of  the

Borrower and the Subsidiary Guarantors.

==================================================================
                            -24-



           "Standby  Letter of Credit" shall mean any  Letter  of
            -------------------------
Credit which is not a Commercial Letter of Credit.





           "Stock-in-Transit  Reserve"  shall  mean,  as  of  any
            -------------------------
Calculation  Date with respect to any Inventory, an amount  equal to the product of (a) the Inventory Value of such Inventory times

(b)  a fraction the numerator of which is 100 and the denominator of which is 85 times (c) 0.15.



            "Subordinated   Debt"  shall   mean   any   unsecured
             -------------------
Indebtedness of the Borrower or ATSC (other than the Subordinated

Notes), no part of the principal of which is required to be  paid

(whether  by way of mandatory sinking fund, mandatory  redemption or  mandatory  prepayment), prior to March  31,  2005  (it  being understood  that any required offer to purchase such Indebtedness as  a result of change of control or asset sale shall not violate the  foregoing  restriction); the payment  of  principal  of  and interest of which and other obligations of the Borrower  or  ATSC in  respect thereof are subordinated to the prior payment in full

of   the  principal  of  and  interest  (including  post-petition interest)  on  the Loans and all other Obligations on  terms  and conditions no less favorable to the Agents and the Lenders in any material respect than those applicable to the Subordinated Notes;

and the amount of and all other terms and conditions of which are reasonably satisfactory to the Requisite Lenders.




           "Subordinated Debt Indenture" shall mean,  as  to  any
            ---------------------------
Subordinated Debt, the indenture or other agreements pursuant  to which such Subordinated Debt is issued or incurred.




           "Subordinated Note Indenture" shall mean the indenture
            ---------------------------
dated  as  of June 15, 1993 between the Borrower and Fleet  Bank,

N.A.,  as  trustee pursuant to which the Subordinated Notes  were issued.



          "Subordinated Notes" shall mean the 8 3/4% Subordinated
           ------------------
Notes   due  2000  issued  pursuant  to  the  Subordinated   Note

Indenture.



           "Subsidiary" shall mean, with respect to  any  Person,
            ----------
any  corporation, partnership, trust or other entity of  which  a majority  of  the stock (or equivalent ownership  or  controlling interest) having voting power to elect a majority of the Board of

Directors  (if  a  corporation)  or  to  select  the  trustee  or equivalent  controlling interest is directly or indirectly  owned or  controlled  by  such  Person or one  or  more  of  the  other

Subsidiaries of such Person or any combination thereof; provided,
                                                        --------
however,  that for purposes of this Agreement, AnnTaylor  Finance
-------
Trust  and  the charitable foundation permitted to be established pursuant  to  Section 8.02(a)(viii) shall not  be  deemed  to  be
              --------------------
Subsidiaries of the Borrower or ATSC.




           "Subsidiary  Guaranty and Collateral Agreement"  shall
            ---------------------------------------------
mean the Subsidiary Guaranty and Collateral Agreement dated as of the Initial Funding Date substantially in the form of, and on the terms  set  forth  in, Exhibit 4.01(a)(vi), as the  same  may  be
                       ------------------
amended, supplemented or otherwise modified from time to time.





           "Subsidiary Guarantor" shall mean any Guarantor (other
            --------------------
than ATSC).




          "Taxes" shall have the meaning ascribed to such term in
           -----
Section 2.08.
------------

==================================================================

           "Termination Date" shall mean the earlier to occur  of
            ----------------
(a)  the  Final Maturity Date and (b) the date of termination  of the Commitments pursuant to Section 2.01(f) or 10.02(a).
                            ---------------    --------



           "Termination Event" shall mean (i) a Reportable  Event
            -----------------
with respect to any Plan; (ii) the withdrawal of the Borrower  or any  ERISA  Affiliate from a Benefit Plan during a plan  year  in which  the  Borrower or such ERISA Affiliate was  a  "substantial employer"  as  defined  in Section 4001(a)(2)  of  ERISA  or  the cessation  of  operations which results  in  the  termination  of employment of 20% of Benefit Plan participants who are  employees of the Borrower and its ERISA Affiliates; (iii) the imposition of an  obligation  on  the  Borrower or any  ERISA  Affiliate  under

Section 4041 of ERISA to provide affected parties written  notice of  intent  to terminate a Benefit Plan in a distress termination described  in Section 4041(c) of ERISA; (iv) the termination  of,

or  the  institution under ERISA of proceedings to  terminate,  a

Benefit  Plan  (including the giving of written notice  thereof);

(v)  any  event  or  condition which  constitutes  grounds  under

Section  4042  of  ERISA (excluding Section 4042(a)(4))  for  the termination  of, or the appointment of a trustee  to  administer,

any   Benefit  Plan  (including  the  giving  of  written  notice thereof); (vi) the partial or complete withdrawal of the Borrower or  any ERISA Affiliate from a Multiemployer Plan or notification that  a  Multiemployer  Plan  is  in  reorganization;  (vii)  any

"accumulated  funding deficiency" (as defined in Section  302  of

ERISA),  whether or not waived, shall exist with respect  to  any

Plan; (viii) the Borrower or any ERISA Affiliate has incurred  or is  likely  to incur a liability in connection with any nonexempt

"prohibited transaction" (as defined in Section 406 of  ERISA  or

Section 4975 of the Code) involving any Plan; (ix) the failure to make a required contribution to a Benefit Plan if such failure is sufficient to give rise to a lien under Section 302 (f) of ERISA;

or  (x)  the imposition of any liability under Title IV of ERISA,

other  than  PBGC premiums due but not delinquent  under  Section

4007 of ERISA, upon the Borrower or any ERISA Affiliate.




           "Total  Capitalization"  means,  as  of  any  date  of
            ---------------------
determination,  the sum of (i) Funded Debt plus (ii)  obligations
                                           ----
in respect of Capital Leases plus (iii) Shareholders' Equity.
                             ----




            "Total   Debt"  shall  mean,  as  at  any   date   of
             ------------
determination, the aggregate principal amount of all Funded  Debt of  ATSC,  the Borrower and its Restricted Subsidiaries  at  such date, determined on a consolidated basis in accordance with GAAP.





           "Trademark Security Agreement" shall mean a  Trademark
            ----------------------------
Security Agreement substantially in the form of, and on the terms set  forth in, Exhibit 4.01(a)(iii), as the same may be  amended,
               --------------------
supplemented or otherwise modified from time to time.




           "Transaction  Costs" shall mean the  fees,  costs  and
            ------------------
expenses  payable by the Borrower or any of its  Subsidiaries  or

ATSC  pursuant  hereto or in connection herewith  or  in  respect hereof.




           "UCC"  shall mean the Uniform Commercial Code as  from
            ---
time to time in effect in the State of New York.




           "Unrestricted Subsidiary" shall mean a  Subsidiary  of
            -----------------------
the Borrower which has been designated as such by resolution duly adopted by the board of directors of the Borrower, which  at  the time  of such designation does not own or hold any Securities  of

ATSC, the Borrower or any Restricted Subsidiary, provided (a)  no
                                                 --------

=================================================================

Subsidiary   of  the  Borrower  shall  be  (or  if   already   an

Unrestricted  Subsidiary  shall  immediately  cease  to  be)   an

Unrestricted  Subsidiary if, at any time, ATSC, the  Borrower  or any  other  Restricted Subsidiary of the Borrower  shall  create,

incur, issue, assume, guarantee or in any other manner whatsoever be  or  become  liable with respect to any Claim against  or  any

Contractual Obligation or Indebtedness of, such Subsidiary  which is  not  permitted under Article VIII and (b) ATSC, the  Borrower and  its Restricted Subsidiaries shall be deemed to have made  an

Investment  in  an  Unrestricted  Subsidiary  at  the   time   of

designation of such Subsidiary as an "Unrestricted Subsidiary" in an  amount equal to the sum of (i) any Indebtedness owed by  such

Subsidiary  to ATSC, the Borrower and its Restricted Subsidiaries

at such time, (ii) any outstanding Guarantees or Liens created by

ATSC, the Borrower and its Restricted Subsidiaries in favor of or for the benefit of such Subsidiary and (iii) the total assets  of such  Subsidiary  at such time as determined  on  a  consolidated basis in accordance with GAAP.



           "Working  Capital"  shall mean,  as  at  any  date  of
            ----------------
determination, the difference between Current Assets at such date and Current Liabilities at such date.



           "Year 2000 Compliance" shall have the meaning ascribed
            --------------------
to such term in Section 7.12(c).
                --------------


           "Year 2000 Problem" shall have the meaning ascribed to
            -----------------
such term in Section 5.01(q).
             ---------------


          1.02.  Computation of Time Periods.  In this Agreement,
                 ---------------------------
in the computation of periods of time from a specified date to  a later  specified date, the word "from" means "from and including"

and  the  words  "to" and "until" each mean "to  but  excluding".

Periods of days referred to in this Agreement shall be counted in calendar days unless Business Days are expressly prescribed.



            1.03.   Accounting  Terms.   For  purposes  of   this
                    -----------------
Agreement,  all  accounting terms not  otherwise  defined  herein shall have the meanings assigned to them in conformity with GAAP.




           1.04.   Other Definitional Provisions.  References  to
                   -----------------------------
"Articles",  "Sections",  "subsections", "Schedules",  "Exhibits"

and  "the  preamble" shall be to Articles, Sections, subsections,

Schedules,  Exhibits  and  the preamble,  respectively,  of  this

Agreement  unless  otherwise specifically  provided.   The  words

"include" and "including" when used herein are not intended to be exclusive  and mean "include, without limitation" and "including,

without limitation."




                           ARTICLE II



                   Amounts and Terms of Loans
                   --------------------------


          2.01.  The Revolving Credit Facility.
                 -----------------------------


           (a)   Availability.   (i) Subject  to  the  terms  and
                 ------------
conditions  set  forth  in  this Agreement,  each  Lender  hereby severally  and  not jointly agrees to make to the  Borrower  from

==================================================================
time  to time during the period from the Initial Funding Date  to the  Termination  Date,  revolving loans  (each  individually,  a

"Loan"  and,  collectively, the "Loans"),  in  an  amount  which,
 ----                            -----
together  with  such Lender's Pro Rata Share of  the  outstanding

Letters of Credit Obligations, shall not exceed, in the aggregate at  any  time  outstanding,  the  lesser  of  (A)  such  Lender's

Commitment and (B) such Lender's Pro Rata Share of the  Borrowing

Base Amount then in effect; provided that the aggregate principal amount  of all Loans outstanding at any one time shall not exceed the then Maximum Loan Amount.



              (ii)  All Loans under this Agreement shall be  made

by  the  Lenders  simultaneously  and  proportionately  to  their respective  Pro Rata Shares, it being understood that  no  Lender shall  be  responsible for any failure by  any  other  Lender  to perform  its  obligation to make a Loan hereunder  and  that  the

Commitment  of  any  Lender shall not be increased  or  decreased without  the prior written consent of such Lender as a result  of the failure by any other Lender to perform its obligation to make

a  Loan.   The  failure of any Lender to make  available  to  the

Administrative Agent any Borrowing of the Commitments  shall  not relieve  any  other  Lender of its obligation hereunder  to  make available  to  the Administrative Agent such other  Lender's  Pro

Rata  Share of any Borrowing of the Commitments on the date  such funds  are  to  be made available pursuant to the terms  of  this

Agreement.



              (iii)   Loans  may be prepaid pursuant  to  Section
                                                          -------
2.04,  and,  subject  to the provisions of  this  Agreement,  any
----
amounts  so prepaid may be reborrowed, up to the amount available under  this Section 2.01(a) at the time of such Borrowing,  until
            --------------
the  Business Day immediately preceding the Final Maturity  Date.

Each  Lender's  Commitment  shall  expire,  and  each  Loan  then outstanding  shall mature and be repaid by the Borrower,  without further  action on the part of the Lenders, on the Final Maturity

Date.



             (iv)  Loans made on any Funding Date shall be in the

aggregate  minimum amount of $1,000,000 and in integral multiples of $1,000,000 in excess thereof.




              (v)   During  the  period of  30  consecutive  days

commencing  each year on January 1 and ending on  January  30  of each  year,  the  Borrower  shall  effect  a  prepayment  of  the outstanding Loans (such amount, a "Cleandown") so as to cause  no
                                   ---------
Loans  to be outstanding during such period (each such period,  a

"Cleandown  Period").   Within 15  days  after  the  end  of  any
 -----------------
Cleandown  Period,  the Borrower shall notify the  Administrative

Agent that a Cleandown Period has occurred and the Administrative

Agent shall notify the Lenders.



           (b)    Notice  of  Borrowing.  Whenever  the  Borrower
                  ---------------------
desires  to  borrow under this Section 2.01, the  Borrower  shall
                               ------------
deliver to the Administrative Agent a Notice of Borrowing (i)  no

later  than  11:00  a.m. (New York time) on the proposed  Funding

Date, in the case of a Borrowing of Base Rate Loans, and (ii) not later  than  11:00 a.m. (New York time) at least  three  Business

Days  in advance of the proposed Funding Date, in the case  of  a

Borrowing  of  Eurodollar Rate Loans.  The  Notice  of  Borrowing

shall  specify  (A) the Funding Date (which shall be  a  Business

Day),  (B) the amount of the proposed Borrowing, (C) whether  the proposed Borrowing will be of Base Rate Loans or Eurodollar  Rate

Loans,  and  (D)  in  the  case  of Eurodollar  Rate  Loans,  the

requested   Interest   Period.   In  lieu   of   delivering   the

above-described Notice of Borrowing and only with the consent  of the Administrative Agent in its sole discretion at such time, the

Borrower  may give the Administrative Agent telephonic notice  of

================================================================
any  proposed  Borrowing by the time required under this  Section
                                                          -------
2.01(b); provided that, in the event the Administrative Agent  so
-------
consents, such notice shall be confirmed immediately by  delivery

to   the  Administrative  Agent  of  a  Notice  of  Borrowing  by

facsimile.  Any Notice of Borrowing (or telephonic notice in lieu thereof) pursuant to this Section 2.01(b) shall be irrevocable.
                          ---------------


           (c)    Making of Loans.  Promptly after receipt  of  a
                  ---------------
Notice  of Borrowing under Section 2.01(b) (or telephonic  notice
                           --------------
in  lieu  thereof  if the Administrative Agent consents  to  such telephonic  notice,  immediately  confirmed  by  facsimile),  the

Administrative  Agent shall notify each Lender  by  facsimile  or

other   similar  form  of  teletransmission,  of   the   proposed

Borrowing.   Each  Lender  shall make  the  amount  of  its  Loan

available  to  the  Administrative Agent  at  the  Administrative

Agent's  Payment  Office in Dollars and in immediately  available funds,  not  later  than (i) 1:00 p.m. (New  York  time)  on  the

Funding  Date, in the case of a Borrowing of Base Rate Loans  and

(ii)  11:00 a.m. (New York time) on the Funding Date, in the case

of   a   Borrowing   of  Eurodollar  Rate   Loans.    After   the

Administrative Agent's receipt of the proceeds of such Loans, the

Administrative  Agent  shall  make the  proceeds  of  such  Loans available to the Borrower on such Funding Date in Dollars and  in immediately  available  funds  to an  account  of  the  Borrower,

designated in writing by the Borrower.



           (d)    Loan Accounts; Notes.  The Loans made  by  each
                  --------------------
Lender shall be evidenced by one or more loan accounts maintained by  the  Administrative  Agent and such Lender  in  the  ordinary course of business (each a "Loan Account").  The Loan Accounts or
                            ------------
records  maintained by the Administrative Agent and  each  Lender shall  be conclusive absent manifest error of the amount  of  the

Loans  made  by the Lenders to the Borrower and the interest  and payments thereon.  Any failure so to record or any error in doing so  shall  not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the  Loans.  In case of a discrepancy between the entries in  the

Administrative  Agent's  books  and  any  Lender's  books,   such

Lender's  books  shall  constitute prima facie  evidence  of  the
                                   -----------
accuracy  of  the  information so recorded.  Notwithstanding  the

foregoing,  the  Borrower  agrees  that,  upon  request  to   the

Administrative  Agent by any Lender, in order  to  evidence  such

Lender's  Loans,  the Borrower will execute and deliver  to  such

Lender  a  promissory note substantially in the form  of  Exhibit
                                                          -------
2.01(d)  (each, as amended, supplemented, replaced  or  otherwise
-------
modified   from  time  to  time,  a  "Note"),  with   appropriate
                                      ----
insertions therein as to payee, date and principal amount.   Each

Note shall (i) be dated the Initial Funding Date, (ii) be payable as  provided in Section 2.01(g) and (iii) provide for the payment
                --------------
of interest in accordance with Section 2.02.
                               ------------


           (e)    Termination  or Reduction of Commitments.   The
                  ----------------------------------------
Borrower shall have the right, at any time and from time to time,

(a)  to  terminate the Commitments in whole, without  premium  or penalty, if no Loans or Letter of Credit Obligations are then out standing,  or (b) permanently to reduce in part, without  premium or  penalty, the Commitments by an amount of up to (i)  the  then maximum  amount  of  the  Commitments, less  (ii)  the  aggregate principal  amount of Loans and Letter of Credit Obligations  then outstanding,  provided that the Borrower shall  pay  any  funding
              --------
losses, breakfunding fees and related expenses in connection with any  prepayment made in respect thereof.  The Borrower shall give not  less  than  three  Business Days' prior  irrevocable  notice thereof  (not later than 11:00 a.m. (New York time) on such  day)

to  the Administrative Agent designating the date (which shall be a  Business Day) of such termination or reduction and the  amount of  any partial reduction.  Promptly after receipt of a notice of such  termination  or reduction, the Administrative  Agent  shall notify  each  Lender  of the proposed termination  or  reduction.

================================================================

Such termination or partial reduction of the Commitments shall be effective  on  the  date specified in the Borrower's  notice  and shall  reduce  the  Commitment of each Lender proportionately  in accordance  with its Pro Rata Share.  Any such partial  reduction of  the  Commitments shall be in an aggregate minimum  amount  of

$2,000,000 and integral multiples of $1,000,000 in excess of that amount.



          (f)   Special Termination or Extension of Commitments.
                -----------------------------------------------


           (i)   If  the Subordinated Notes shall not  have  been

repaid in full with the net cash proceeds of Subordinated Debt or the  issuance of Qualified Capital Stock by ATSC on or  prior  to

February   16,  2000  (the  "Refinancing  Date")  on  terms   and
                             -----------------
conditions  reasonably  satisfactory to  the  Requisite  Lenders,

then,  unless  all the Lenders otherwise agree,  the  Commitments

shall  automatically  terminate on  the  Refinancing  Date.   The

Borrower  shall provide the Lenders with a period of at least  15 days  to  review  and  approve the terms and  conditions  of  any issuance of Subordinated Debt or Qualified Capital Stock.



           (ii)  If the Subordinated Notes shall have been repaid

in  full with the net cash proceeds of Subordinated Debt  or  the issuance  of Qualified Capital Stock by ATSC on or prior  to  the

Refinancing  Date on terms and conditions reasonably satisfactory to  the  Requisite  Lenders, the Final  Maturity  Date  shall  be extended  for  an  additional one-year (the  "Extension  Period")
                                              -----------------
period  commencing  on  the  then current  Final  Maturity  Date,

provided that (a) no Default or Event of Default shall have  then
--------
occurred and be continuing and (b) the Borrower shall demonstrate compliance on a pro forma basis through the end of the  Extension

Period  with the financial covenants contained in Article IX  and
                                                  ----------
shall   have   delivered   an  officer's   certificate   to   the

Administrative Agent and the Lenders setting forth in  reasonable detail the calculations required to make such determination.




          (g)   Repayment of Loans.  The Borrower hereby promises
                ------------------
to  pay on the Final Maturity Date the then outstanding principal amount of Loans.




          2.02.  Interest on the Loans.
                 ---------------------


           (a)   Rate of Interest.  The Borrower promises to  pay
                 ----------------
interest  on  the unpaid principal amount of all Loans  from  the date  made  until  paid in full at a fluctuating rate  determined from time to time by reference to the Base Rate or the Eurodollar

Rate.   The applicable basis for determining the rate of interest

shall  be  selected  by  the Borrower at the  time  a  Notice  of

Borrowing is given by the Borrower pursuant to Section 2.01(b) or
                                               ---------------
at  the time a Notice of Conversion/Continuation is delivered  by the  Borrower  pursuant  to Section 2.02(c);  provided  that  the
                            ---------------
Borrower  may  not select the Eurodollar Rate as  the  applicable basis  for determining the rate of interest on a Loan if  at  the time  of such selection an Event of Default has occurred  and  is continuing.  If on any day a Loan is outstanding with respect  to which  notice has not been delivered to the Administrative  Agent in  accordance  with the terms of this Agreement  specifying  the basis  for  determining the rate of interest, then for each  such day  such  Loan shall be a Base Rate Loan.  The Loans shall  bear interest, subject to Section 2.02(d), as follows:
                     ---------------



          Loans shall bear interest from the Initial Funding Date

until  August 2, 1998 at a rate per annum for each day which  is,

(A)  in the case of Base Rate Loans, equal to the Base Rate  plus

==================================================================
                              -30-



1.00% and (B) in the case of Eurodollar Rate Loans, equal to  the

Eurodollar  Rate  determined for the applicable  Interest  Period plus 2.00%; thereafter, Loans shall bear interest as follows:



                 1)   in the case of Base Rate Loans, then  at  a

     rate per annum for each day equal to the sum of (x) the Base

     Rate as in effect from time to time as interest accrues  and

     (y)  the  applicable  margin set forth  below  opposite  the

     Pricing Ratio in effect on such day:



          Pricing Ratio                 Applicable Margin
          --------------                -----------------
          Level I Status                      0.25%
          Level II Status                     0.50%
          Level III Status                    0.75%
          Level IV Status                     1.00%




                2)  in the case of Eurodollar Rate Loans, then at

     a  rate  per annum for each day equal to the sum of (x)  the

     Eurodollar  Rate  determined  for  the  applicable  Interest

     Period  and  (y)  the  applicable  margin  set  forth  below opposite the Pricing Ratio in effect on such day:




          Pricing Ratio                 Applicable Margin
          -------------                 -----------------
          Level I Status                      1.25%
          Level II Status                     1.50%
          Level III Status                    1.75%
          Level IV Status                     2.00%




           (b)    Interest Payments.  Subject to Section 2.02(d),
                  -----------------              ---------------
(i)  interest accrued on each Base Rate Loan shall be payable  in arrears (A) on the fifteenth day of each January, April, July and

October,  for  the  three-month  period  ending  on  such   date,

commencing  on  the first such day following the making  of  such

Base Rate Loan, and (B) at the Termination Date and (ii) interest accrued  on each Eurodollar Rate Loan shall be payable in arrears on  the  earlier of (A) each Interest Payment Date applicable  to such Eurodollar Rate Loan, (B) upon the prepayment thereof on the amount prepaid and (C) at the Termination Date.




           (c)   Conversion or Continuation.  (i) Subject to  the
                 --------------------------
provisions of Sections 2.06 and 2.07, the Borrower shall have the
              -------------     ----
option  (A) to convert at any time all or any part of outstanding

Loans which comprise part of the same Borrowing and which, in the aggregate, equal $1,000,000 or an integral multiple of $1,000,000 in  excess of such amount from Base Rate Loans to Eurodollar Rate

Loans;  or  (B)  to convert all or any part of outstanding  Loans which, in the aggregate, equal $1,000,000 or an integral multiple of $1,000,000 in excess of that amount from Eurodollar Rate Loans to  Base Rate Loans on the expiration date of any Interest Period applicable  thereto, provided the remaining amount of  Eurodollar
                     --------
Rate  Loans with the same Interest Period shall not be less  than

$1,000,000;  or  (C) upon the expiration of any  Interest  Period applicable  to a Borrowing of Eurodollar Rate Loans, to  continue all  or  any  portion  of such Loans equal to  $1,000,000  or  an integral  multiple  of $1,000,000 in excess  of  such  amount  as

=================================================================

Eurodollar Rate Loans, and the succeeding Interest Period of such continued  Loans  shall commence on the expiration  date  of  the

Interest  Period applicable thereto; provided that no outstanding
                                     --------
Loan may be continued as, or be converted into, a Eurodollar Rate

Loan when any Event of Default has occurred and is continuing.




              (ii)   In  the  event the Borrower shall  elect  to

convert  or  continue  a  Loan under this  Section  2.02(c),  the
                                           ----------------
Borrower    shall    deliver    an    irrevocable    Notice    of

Conversion/Continuation to the Administrative Agent no later than

11:00  a.m.  (New  York  time) at least three  Business  Days  in advance  of  the proposed conversion date or date of continuation in  the  case  of Eurodollar Rate Loans and on the conversion  or

continuation date in the case of Base Rate Loans.   A  Notice  of

Conversion/Continuation   shall   specify   (w)   the    proposed

conversion/continuation date (which shall be a Business Day), (x)

the  amount of the Loan to be converted/continued, (y) the nature of the proposed conversion/continuation, and (z) in the case of a conversion to, or a continuation of, a Eurodollar Rate Loan,  the

requested   Interest   Period.   In  lieu   of   delivering   the

above-described Notice of Conversion/Continuation,  the  Borrower may  give  the  Administrative Agent  telephonic  notice  of  any proposed conversion/continuation by the time required under  this

Section  2.02(c);  provided that such notice shall  be  confirmed
----------------   --------
immediately by delivery to the Administrative Agent by  facsimile of  a  Notice  of  Conversion/Continuation.  No  failure  of  the

Borrower  to  confirm any telephonic notice  by  facsimile  shall impair  or  in  any  way  limit the Borrower's  obligations  with respect  to  such Loans.  Promptly after receipt of a  Notice  of

Conversion/Continuation under this Section 2.02(c) (or telephonic
                                   ---------------
notice  in lieu thereof immediately confirmed by facsimile),  the

Administrative  Agent shall notify each Lender  of  the  proposed conversion/continuation.



              (iii)   Any  Notice of Conversion/Continuation  for

conversion  to, or continuation of, a Loan (or telephonic  notice in  lieu thereof) shall be irrevocable and the Borrower shall  be bound to convert or continue in accordance therewith.




           (d)   Default Interest.  Notwithstanding the rates  of
                 ----------------
interest  specified  in  Section 2.02(a) and  the  payment  dates
                         ---------------
specified  in  Section  2.02(b), effective immediately  upon  the
               ----------------
occurrence  of  any  Event of Default of the  type  specified  in

Section  10.01(a)  or upon acceleration of maturity  pursuant  to
-----------------
Section 10.02(a) and for so long thereafter as any such Event  of
----------------
Default  or  acceleration  shall  be  continuing,  the  principal balance  of all Loans and Reimbursement Obligations then due  and payable  (including  all  amounts due  and  payable  pursuant  to

Section 10.02(a)) and any interest payments on the Loans not paid
-----------------
when due, shall bear interest payable upon demand at a rate which is  2  per  cent  per  annum in excess of the  rate  of  interest otherwise payable under this Agreement.



           (e)    Computation of Interest.  Interest on Base Rate
                  -----------------------
Loans  and  Reimbursement Obligations shall be  computed  on  the basis  of the actual number of days elapsed in the period  during which interest accrues and a year of 365 or 366 days (except that a year of 360 days shall be used if the Base Rate is derived from the  Federal Funds Rate), as applicable.  Interest on  Eurodollar

Rate Loans shall be computed on the basis of the actual number of days  elapsed in the period during which interest accrues  and  a year of 360 days.  In computing interest on any Loan, the date of the making of the Loan or the first day of an Interest Period, as the case may be, shall be included and the date of payment or the expiration date of an Interest Period, as the case may be,  shall

==================================================================
be excluded; provided that if a Loan is repaid on the same day on
             --------
which it is made, one day's interest shall be paid on that Loan.




           (f)    Changes; Legal Restrictions.  In the event that
                  ---------------------------
after  the date hereof (a) the adoption of or any change  in  any law,  treaty, rule, regulation, guideline or determination  of  a

Governmental  Authority or any change in  the  interpretation  or

application   thereof  by  a  Governmental  Authority,   or   (b)

compliance  by any Lender with any request or directive  (whether or  not having the force of law and whether or not the failure to comply  therewith  would be unlawful) from any  central  bank  or other  Governmental  Authority  or  quasi-governmental  authority exercising jurisdiction, power or control over banks or financial institutions generally, does impose, modify, or hold  applicable,

in  the  determination of a Lender, any reserve, special deposit,

compulsory  loan, FDIC insurance, capital allocation  or  similar

requirement  against  assets  held  by,  or  deposits  or   other

liabilities (including those pertaining to Letters of Credit)  in or for the account of, advances or loans by, Commitments made, or other credit extended by, or any other acquisition of funds by, a

Lender  or  any Applicable Lending Office of such Lender  (except

(a) with respect to Base Rate Loans, so long as the Base Rate  in effect  at  the  time  is  determined under  clause  (a)  in  the
                                             -----------
definition  of "Base Rate", (b) with respect to Base Rate  Loans,

to  the  extent that the reserve and FDIC insurance  requirements are  reflected  in  the definition of "Base Rate"  and  (c)  with respect  to Eurodollar Rate Loans, to the extent that the reserve requirements  are  reflected  in the  definition  of  "Eurodollar

Rate"), and the result of any of the foregoing is to increase the cost  to such Lender of making, renewing or maintaining the Loans or  its Commitment to the Borrower or issuing to the Borrower any

Letter of Credit or to reduce any amount receivable hereunder  or thereunder;  then,  in  any such case, the  Borrower  shall  upon
             ----
written notice from and demand by that Lender pay to such Lender,

within 15 Business Days of the date specified in such notice  and

demand,   such  amount  or  amounts  (based  upon  a   reasonable

allocation  thereof by such Lender to the financing  transactions contemplated  by  this  Agreement and affected  by  this  Section
                                                          -------
2.02(f))  as may be necessary to compensate that Lender  for  any
--------
such  additional cost incurred or reduced amount received.   Such

Lender  shall deliver to the Borrower a written statement of  the costs  or  reductions  claimed and the basis  therefor,  and  the allocation  made  by  such Lender of such costs  and  reductions,

which  statement  shall, in the absence  of  manifest  error,  be

conclusive.   If  a  Lender subsequently  recovers  from  another

Person  any  amount previously paid by the Borrower  pursuant  to this  Section  2.02(f), such Lender shall, within 30  days  after
      ----------------
receipt  of such refund and to the extent permitted by applicable law,  pay  to the Borrower, without interest, the amount  of  any such recovery.





          2.03.  Fees.
                 ----


           (a)   Fees to Bank of America.  The Borrower shall pay
                 -----------------------
to Bank of America, for its own account and/or for the account of the  Arranger, fees in the amounts set forth in the  Fee  Letter,

payable  on the Initial Funding Date.  Except as contemplated  by the  Fee  Letter,  no Person other than Bank of America  and  the

Arranger shall have any interest in such fees.



          (b)   Commitment Fee.
                --------------


              (i)   The  Borrower shall pay to the Administrative

Agent,  for the account of each Lender, in accordance with  their

Pro  Rata  Shares, a commitment fee accruing from and  after  the

Initial Funding Date to the Termination Date, calculated  on  the basis of a year of 360 days, upon the difference between (A)  the

=================================================================

Commitments  in effect from time to time and (B)  the  Loans  and

Letter of Credit Obligations outstanding from time to time.   All

such  commitment  fees  payable under  this  paragraph  shall  be payable  in arrears on the fifteenth day of each January,  April,

July  and October for the three-month period ending on such date,

beginning after the Initial Funding Date and in addition  on  the

Termination Date.



              (ii)  Commitment fees shall accrue from the Initial

Funding Date until August 2, 1998 at the rate of 0.50% per annum;

thereafter, commitment fees shall accrue for each day at  a  rate per  annum  equal  to the percentage per annum  set  forth  below opposite the Pricing Ratio in effect on such day:




          Pricing Ratio            Commitment Fee
          -------------            --------------
          Level I Status               0.375%
          Level II Status              0.50%
          Level III Status             0.50%
          Level IV Status              0.50%



           (c)    Agency  Fee.   The Borrower shall  pay  to  the
                  -----------
Administrative Agent, solely for its own account, the agency  fee set  forth  in  the  Fee Letter in the amount  per  annum  agreed between  the  Administrative Agent and the  Borrower  payable  in advance on the Initial Funding Date and each one-year anniversary

of   the  Initial  Funding  Date.   No  Person  other  than   the

Administrative Agent shall have any interest in such fee.




          (d)   Letter of Credit Fees.  The Borrower shall pay to
                ---------------------
the  Administrative Agent, for the account of the Lenders, or  to the  relevant Issuing Bank, as applicable, a fee for each  Letter of Credit issued on behalf of the Borrower (the "Letter of Credit
                                                 ----------------
Fee"), determined as set forth in Section 3.08(a) and (b).
---                               ---------------     ---



           (e)    Payment  of Fees.  The fees described  in  this
                  ----------------
Section 2.03 represent compensation for services rendered and  to
------------
be  rendered separate and apart from the lending of money or  the provision  of credit and do not constitute compensation  for  the use, detention or forbearance of money, and the obligation of the

Borrower  to  pay each fee described herein shall be in  addition to,  and  not in lieu of, the obligation of the Borrower  to  pay interest,  other  fees and expenses otherwise described  in  this

Agreement.   Fees  and  expenses shall be  payable  when  due  in

immediately  available  funds.  All fees and  expenses  shall  be nonrefundable  when  paid.  All fees and  expenses  specified  or referred  to  in this Agreement due to the Administrative  Agent,

the  Issuing  Banks or a Lender, including those referred  to  in

this   Section  2.03  and  in  Section  12.03,  shall  constitute
       -------------           --------------
Obligations and shall be secured by all the Collateral.  All fees described in this Section 2.03 which are expressed as a per annum
                  ------------
charge  shall be calculated on the basis of the actual number  of days elapsed in a 360-day year.


==================================================================

           2.04.   Voluntary and Mandatory Prepayments.  (a)  The
                   -----------------------------------
Borrower  may, (i) upon written or telephonic irrevocable  notice for  any Base Rate Loan on the proposed prepayment date, or  upon not  less  than three Business Day's prior written or  telephonic notice for any Eurodollar Rate Loan (in each case not later  than

11:00 a.m. (New York time) on the date such notice is given), and if  made by telephone, confirmed immediately by facsimile to  the

Administrative Agent (which notice the Administrative Agent shall promptly  transmit by facsimile or telephone to each Lender),  at any  time and from time to time, prepay any Loan in whole  or  in part,  without premium or penalty, in an aggregate minimum amount of  $1,000,000, and integral multiples of $1,000,000 in excess of such amounts; provided that the Borrower may prepay such Loans in
              --------
full  without  regard  to  such  minimum  amount;  and  provided,
                                                        --------
further, that if the Borrower prepays any Eurodollar Rate Loan on
-------
a  date  other  than the expiration date of the  Interest  Period applicable  thereto, the Borrower shall pay to the Administrative

Agent  the  amounts described in Section 2.07(d).  Any notice  of
                                 ---------------
prepayment  given to the Administrative Agent under this  Section
                                                          -------
2.04(a)  shall  specify the date of prepayment and the  aggregate
-------
principal  amount of the prepayment.  If a notice  of  prepayment has  been  delivered  as provided herein, such  notice  shall  be irrevocable  and the principal amount of the Loans  specified  in such  notice shall become due and payable on the prepayment  date specified in such notice.



           (b)    If  at  any time the sum of (i)  the  aggregate

principal amount of Loans outstanding at such time plus (ii)  the

Letter  of  Credit Obligations at such time exceed the  Borrowing

Base  Amount at such time, the Borrower shall, without notice  or demand, immediately repay Loans in an aggregate principal  amount equal to the lesser of (x) the amount of such excess and (y)  the aggregate principal amount of Loans then outstanding, in the case of  Eurodollar Rate Loans, together with interest accrued to  the date  of  such payment or prepayment on the principal so  prepaid and  any  amounts  payable under Section  2.07(d)  in  connection
                                 ----------------
therewith.   In  the case of Base Rate Loans, interest  shall  be

payable  at  the next Interest Payment Date.  To the extent  that after  giving effect to any prepayment of Loans required  by  the preceding sentence, the sum of (i) the aggregate principal amount of  Loans outstanding at such time plus (ii) the Letter of Credit

Obligations at such time exceed the Borrowing Base Amount at such time,  the  Borrower shall, without notice or demand, immediately deposit  in  a  Cash  Collateral Account  upon  terms  reasonably satisfactory to the Administrative Agent an amount equal  to  the lesser  of (i) the Letter of Credit Obligations at such time  and

(ii)  the  amount  of such remaining excess.  The  Administrative

Agent  shall  apply  any cash deposited in  the  Cash  Collateral

Account   (to  the  extent  thereof)  to  pay  any  Reimbursement

Obligations  which  become  due  thereafter,  provided  that  the
                                              --------
Administrative Agent shall release to the Borrower from  time  to time such portion of the amount on deposit in the Cash Collateral

Account  which  is equal to the amount by which the  sum  of  (A)

Borrowing Base Amount at such time plus (B) the amount on deposit in  the  Cash Collateral Account at such time exceeds the sum  of

(i)  the aggregate principal amount of Loans outstanding at  such time  plus  (ii) the Letter of Credit Obligations at  such  time.

"Cash  Collateral  Account" means an account established  by  the
 -------------------------
Borrower  with  the  Administrative  Agent  and  over  which  the

Administrative Agent shall have exclusive dominion  and  control,

including  the right of withdrawal for application in  accordance with  this  Section 2.04(b).  The Borrower shall also prepay  the
            ---------------
Loans to the extent required to comply with Section 2.01(a)(v).
                                            ------------------




          2.05.  Payments.
                 --------

===================================================================
                              -35-



           (a)   Manner and Time of Payment. (i) All payments  of
                 --------------------------
principal, interest, Reimbursement Obligations and fees hereunder or  any  Letter  of Credit payable to the Lenders shall  be  made without  condition  or reservation of right, in  Dollars  and  in immediately  available  funds, delivered  to  the  Administrative

Agent at the Administrative Agent's Payment Office not later than

1:00 p.m. (New York time) on the date due; and funds received  by the Administrative Agent after that time and date shall be deemed to have been paid and received by the Administrative Agent on the next succeeding Business Day.  Payments actually received by  the

Administrative Agent for the account of the Lenders shall be paid to  them  promptly  in like funds after receipt  thereof  by  the

Administrative Agent.




              (ii)   Unless the Administrative Agent  shall  have

received notice from the Borrower prior to the date on which  any payment  is  due to the Lenders hereunder that the Borrower  will not  make  such  payment  in full, the Administrative  Agent  may assume  that  the Borrower has made such payment in full  to  the

Administrative  Agent on such date, and the Administrative  Agent may, in reliance upon such assumption, cause to be distributed to each  Lender on such due date an amount equal to the amount  then due  such  Lender.  If and to the extent the Borrower  shall  not have  so  made such payment in full to the Administrative  Agent,

each Lender shall repay to the Administrative Agent forthwith  on demand  the excess of the amount distributed to such Lender  over the  amount, if any, paid by the Borrower for the account of such

Lender, together with interest thereon at the Federal Funds Rate,

for  each  day from the date such amount is distributed  to  such

Lender  until  the  date such Lender repays such  amount  to  the

Administrative Agent; provided, however, that if any Lender shall
                      --------  -------
fail to repay such amount within three Business Days after demand therefor,  such Lender shall, from and after such third  Business

Day  until  payment  is  made  to the Administrative  Agent,  pay interest thereon at a rate per annum equal to the Base Rate.




          (b)   Apportionment of Payments.  So long as there does
                -------------------------
not  exist  an  Event of Default, all payments of  principal  and interest  in respect of outstanding Loans, all payments  of  fees constituting  Obligations, and all payments  in  respect  of  any other Obligations shall be allocated among such of the Lenders as are  entitled thereto, in proportion to their respective Pro Rata

Shares or otherwise as provided herein.  After the occurrence and during  the continuance of an Event of Default, and after  notice by  the  Administrative Agent to the Borrower that  payments  and proceeds  shall  be  so  applied, all payments  remitted  to  the

Administrative Agent and all amounts and proceeds  of  Collateral received by the Administrative Agent shall be applied, subject to the  provisions of this Agreement, (i) first, to pay  Obligations

in   respect  of  any  fees  or  indemnities  then  due  to   the

Administrative  Agent, the Issuing Banks and  the  Lenders;  (ii)

second,  to  pay Obligations in respect of expense reimbursements then  due  under  Section 12.03; (iii) third, to  pay  or  prepay
                  -------------
principal  of  and  interest  on  any  outstanding  Reimbursement

Obligations  and  Loans,  and  to pay  (or  to  the  extent  such

Obligations are contingent, prepay or provide cash collateral  in respect  of)  Letter  of  Credit Obligations;  provided  that  if
                                               --------
sufficient  funds are not available to fund all  payments  to  be made  to the holders of the Obligations described in this  clause

(iii),  the available funds shall be allocated to the payment  of such  Obligations ratably, based on the proportion of  each  such

holder's   interest   in   the   aggregate   outstanding   Loans,

Reimbursement Obligations and other Letter of Credit  Obligations

(in  each  instance  whether or not due); and provided,  further,
                                              --------   -------
that  matured  and,  to the extent permitted  by  law,  unmatured interest-bearing Obligations shall, in any event, be  paid  prior to  prepayment  or  provision of cash collateral  for  contingent

Letter of Credit Obligations; (iv) fourth, to the ratable payment

=================================================================
                              -36-


of  all  other  Obligations  then due  and  payable  for  expense reimbursements;  (v)  fifth,  to pay  Obligations  then  due  and payable  in respect of the Interest Rate Contracts, if  any;  and

(vi)  sixth, to the ratable payment of all other Obligations  due to any and all holders of Obligations.



           The Administrative Agent shall promptly distribute  to

each Lender at its primary address set forth in Schedule 1.01(a),
                                                ----------------
or at such other address as a Lender may request in writing, such funds as it may be entitled to receive or as may be shown due  to it  in the Administrative Agent's Loan Account, provided that the

Administrative Agent shall in any event not be bound  to  inquire into or determine the validity, scope or priority of any interest or  entitlement of any Lender or any other holder of  Obligations

and   may  suspend  all  payments  or  seek  appropriate   relief

(including instructions from the Requisite Lenders or  an  action in  the  nature  of interpleader) in the event of  any  doubt  or dispute  as  to  any  apportionment or distribution  contemplated

hereby.   The  order of priority herein is set  forth  solely  to

determine the rights and priorities of the holders of Obligations as  among themselves and may at any time or from time to time  be changed  by  the  Lenders  as  they  may  elect,  in  writing  in accordance  with  Section 12.08 (except that no  amendment  shall
                  -------------
require prepayment or provision of cash collateral for contingent

Letter of Credit Obligations unless (as provided in clause  (iii)
                                                    -------------
of   Section   2.05(b))  matured  and  certain   interest-bearing
     ------------------
unmatured Obligations shall have been paid), without necessity of notice to or consent of or approval by the Borrower or any  other

Person.



           (c)    Payments  on Non-Business Days.   Whenever  any
                  ------------------------------
payment  to be made by the Borrower hereunder shall be stated  to be  due  on a day which is not a Business Day, payments shall  be made  on  the next succeeding Business Day and such extension  of time  shall  be  included in the computation of  the  payment  of interest  hereunder and of any of the fees specified  in  Section
                                                          -------
2.03, as the case may be.
----



           (d)   Payments by Lenders to the Administrative Agent.
                 -----------------------------------------------
Unless  the Administrative Agent shall have been notified by  any

Lender prior to any Funding Date that such Lender does not intend to  make available to the Administrative Agent such Lender's Loan on such Funding Date (except that in the case of Base Rate Loans,

the  Administrative Agent shall have been so  notified  no  later than  1:00  p.m.  (New  York  time) on  the  Funding  Date),  the

Administrative Agent may assume that such Lender  has  made  such amount available to the Administrative Agent on such Funding Date and  the  Administrative Agent in its sole  discretion  may,  but shall  not  be  obligated to, make available to  the  Borrower  a corresponding amount on such Funding Date.  If such corresponding amount is not in fact made available to the Administrative  Agent by  such Lender on or prior to a Funding Date, such Lender agrees to  pay  and  the  Borrower  agrees to  repay  severally  to  the

Administrative  Agent  forthwith  on  demand  such  corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrower until the date such amount  is paid or repaid to the Administrative Agent, at (A)  in the  case  of such Lender, the Federal Funds Rate for  the  first three  Business Days and thereafter at the Base Rate, and (B)  in the  case  of the Borrower, the interest rate applicable  at  the time to a Borrowing of Base Rate Loans made on such Funding Date.

If  such  Lender  shall  pay  to the  Administrative  Agent  such corresponding  amount, such amount so paid shall constitute  such

Lender's  Loan,  and if both such Lender and the  Borrower  shall have  paid  and repaid, respectively, such corresponding  amount,

the  Administrative Agent shall promptly pay over to the Borrower such  corresponding amount in same day funds,  but  the  Borrower shall remain obligated for all interest thereon.  Nothing in this

Section  2.05(d)  shall be deemed to relieve any  Lender  of  its
---------------

==================================================================

                              -37-

obligation  hereunder  to  make its Loan  on  any  Funding  Date.

Notwithstanding any provision of this Agreement to the  contrary,

the  Administrative  Agent may apply all funds  and  proceeds  of

Collateral available for the payment of any Obligations first  to repay  any amount owing by any Lender to the Administrative Agent as a result of such Lender's failure to fund its Loan as required hereunder.




          2.06.  Interest Periods.  By giving notice as set forth
                 ----------------
in  Section  2.01(b) or 2.02(c)(ii) with respect to a  Eurodollar
    ----------------    -----------
Borrowing of, conversion into or continuation of Eurodollar  Rate

Loans,  the Borrower shall have the option, subject to the  other provisions  of this Section 2.06 and Section 2.07, to specify  an
                    ------------     ------------
interest  period  (each an "Interest Period")  to  apply  to  the
                            ---------------
Borrowing  described in such notice, which Interest Period  shall be  either a 1-, 2-, 3-, or 6-month period.  The determination of

Interest Periods shall be subject to the following provisions:




           (a)    In  the case of immediately successive Interest

Periods,  each successive Interest Period shall commence  on  the day on which the next preceding Interest Period expires;




           (b)   If any Interest Period would otherwise expire on

a  day which is not a Business Day, the Interest Period shall  be extended  to expire on the next succeeding Business Day; provided that if any such Interest Period would otherwise expire on a  day which is not a Business Day and no further Business Day occurs in that  month, that Interest Period shall expire on the immediately preceding Business Day;



          (c)   The Borrower may not select an Interest Period in

respect  of Loans which terminates later than the Final  Maturity

Date; and




            (d)    Without  the  prior  written  consent  of  the

Administrative Agent and the Requisite Lenders, there shall be no more than five Interest Periods under this Agreement at any time.




           2.07.   Special  Provisions Governing Eurodollar  Rate
                   ----------------------------------------------
Loans.   Notwithstanding other provisions of this Agreement,  the
-----
following provisions shall govern with respect to Eurodollar Rate

Loans as to the matters covered:



           (a)    Determination of Interest  Rate.   As  soon  as
                  -------------------------------
practicable two Business Days prior to the Funding Date  or  date of  conversion  or continuation, the Administrative  Agent  shall determine  (which determination shall, absent manifest error,  be presumptively correct) the interest rate which shall apply to the

Eurodollar  Rate Loans for which an interest rate is  then  being determined for the applicable Interest Period and shall  promptly give  notice  thereof  (in writing or by telephone  confirmed  in writing) to the Borrower and to each Lender.



           (b)    Interest  Rate Unascertainable,  Inadequate  or
                  -----------------------------------------------
Unfair.   With  respect  to  any  Interest  Period,  if  (i)  the
------
Reference  Bank  is  not offering deposits  in  Dollars  (in  the applicable amounts) in the London interbank Eurodollar market for such Interest Period, or (ii) the Administrative Agent reasonably determines  that  adequate  and  fair  means  do  not  exist  for ascertaining  the applicable interest rate on the basis  provided for  in  the definition of Eurodollar Rate, for any reason  other than  the  failure  of the Reference Bank to  offer  deposits  in

=================================================================
                           -38-


Dollars  in  the  relevant market, then the Administrative  Agent shall  forthwith  give notice thereof to the Borrower,  whereupon

until   the   Administrative  Agent  has  determined   that   the

circumstances giving rise to such suspension no longer exist, (a)

the  right  of the Borrower to elect to have Loans bear  interest based upon the Eurodollar Rate, shall be suspended, and (b)  each outstanding Eurodollar Rate Loan, shall be converted into a  Base

Rate  Loan  or a Eurodollar Rate Loan not covered by  the  notice described  above  (as may be designated by the Borrower)  on  the

last   day   of  the  then  current  Interest  Period   therefor,

notwithstanding  any  prior  election  by  the  Borrower  to  the contrary.



           (c)    Illegality.  (i) In the event that on any  date
                  ----------
any  Lender shall have determined (which determination shall,  in the  absence  of  manifest  error, be final  and  conclusive  and binding upon all parties) that the making or continuation of  any

Eurodollar  Rate Loan has become unlawful by compliance  by  that

Lender  in good faith with any law, governmental rule, regulation or order of any Governmental Authority (whether or not having the force of law and whether or not failure to comply therewith would be  unlawful),  then, and in any such event,  such  Lender  shall promptly  give  notice  (by facsimile or  by  telephone  promptly confirmed  in  writing)  to the Borrower and  the  Administrative

Agent of that determination and the reasons therefor.




              (ii)  Upon the giving of the notice referred to  in

Section  2.07(c)(i), (A) the Borrower's right to request of  such
-------------------
Lender and such Lender's obligation to make Eurodollar Rate Loans shall  be  immediately suspended, and such Lender  shall  make  a

Loan,  as  part  of  any requested Borrowing of  Eurodollar  Rate

Loans,  as  a  Base Rate Loan or as a Eurodollar  Rate  Loan  not

covered  by  the  notice  described  in  Section  2.07(c)(i)  (as
                                         -------------------
designated  by the Borrower), which Base Rate Loan or  Eurodollar

Rate  Loan shall, for all purposes, be considered a part of  such

Borrowing, and (B) if the affected Eurodollar Rate Loan or  Loans are  then  outstanding, the Borrower shall  immediately  (or,  if permitted  by  applicable law, no later than the  date  permitted thereby, upon at least one Business Day's written notice  to  the

Administrative Agent and the affected Lender) convert  each  such

Loan  into a Base Rate Loan or a Eurodollar Rate Loan not covered by  such  notice.  If at any time notice is given  under  Section
                                                          -------
2.07(c)(i)  by one or more Lenders, but not by all of  them,  the
----------
provisions of this Section 2.07(c)(ii) shall apply only in  favor
                   -------------------
of the Lenders which gave such notice.



              (iii)  In the event that a Lender determines at any

time  following  its giving of a notice referred  to  in  Section
                                                          -------
2.07(c)(i)  that  such Lender may lawfully make  Eurodollar  Rate
----------
Loans  of  the  type(s) referred to in such notice,  such  Lender shall promptly give notice (by facsimile or by telephone promptly confirmed  in  writing)  to the Borrower and  the  Administrative

Agent  of  that determination, whereupon the Borrower's right  to request  of  such  Lender and such Lender's  obligation  to  make

Eurodollar Rate Loans of such type(s) shall be restored.




          (d)   Compensation.  In addition to such amounts as are
                ------------
required to be paid by the Borrower pursuant to Sections 2.02(a),
                                                ----------------
(d)  and  (f),  the Borrower shall compensate each  Lender,  upon
---       ---
demand,  for all losses, expenses and liabilities (including  any loss or expense incurred by reason of the liquidation or reemploy ment  of deposits or other funds acquired by such Lender to  fund or  maintain such Lender's Eurodollar Rate Loans to the Borrower)

which such Lender may sustain (i) if for any reason (other than a default  by  such  Lender), a Borrowing of,  conversion  into  or continuation of Eurodollar Rate Loans does not occur  on  a  date specified  therefor  in  a Notice of Borrowing  or  a  Notice  of

Conversion/Continuation or in a telephonic request for  borrowing


=================================================================

                            -39-


or  conversion/continuation or a successive Interest Period  does not  commence after notice therefor is given pursuant to  Section
                                                          -------
2.02(c), (ii) if any prepayment or payment of any Eurodollar Rate
-------
Loan  (including any prepayment pursuant to Section 2.04)  occurs
                                            ------------
for  any  reason  on  a date which is not the  last  day  of  the applicable  Interest  Period,  (iii)  as  a  consequence  of  any required conversion of a Eurodollar Rate Loan to a Base Rate Loan as a result of any of the events indicated in Section 2.07(c), or
                                              ---------------
(iv)  as  a  consequence of any other failure by the Borrower  to prepay or repay Eurodollar Rate Loans when required by the  terms of  this  Agreement.  Such Lender shall deliver to  the  Borrower with  a  copy to the Administrative Agent, as a condition of  the

Borrower's  obligation  to  compensate  such  Lender,  a  written statement  as  to  such  losses, expenses and  liabilities  which statement,  in the absence of manifest error, shall be conclusive as to such amounts.



           (e)    Quotation of Eurodollar Rate.  If the Reference
                  ----------------------------
Bank  shall  have  failed to provide offered  quotations  to  the

Administrative  Agent  in  accordance  with  the  definition   of

"Eurodollar  Rate",  the  Administrative  Agent  shall  give  the

Borrower  and  each Lender prompt notice thereof  and  the  Loans requested shall be made or continued as, or converted into,  Base

Rate Loans.



          (f)   Booking of Eurodollar Rate Loans.  Any Lender may
                --------------------------------
make, carry or transfer Eurodollar Rate Loans at, to, or for  the account of, any of its branch offices, agencies or the office  of an  Affiliate of that Lender; provided that no such Lender  shall
                              --------
be  entitled to receive any greater amount under Section  2.02(f)
                                                 ----------------
or Section 2.08 as a result of the transfer of any such Loan than
   ------------
such Lender would be entitled to immediately prior thereto unless

(i)  such  transfer occurred at a time when circumstances  giving rise  to the claim for such greater amount did not exist and were not  reasonably  foreseeable by such Lender, or (ii)  such  claim would have arisen even if such transfer had not occurred.



          2.08.  Taxes.
                 -----

           (a)    Any  and all payments by the Borrower hereunder

shall be made, in accordance with Section 2.05, free and clear of
                                  ------------
and  without  deduction for any and all present or future  taxes,

levies,  imposts, deductions, charges, or withholdings,  and  all liabilities  with respect thereto but excluding, in the  case  of each  Lender and the Administrative Agent, taxes imposed  on  its net  income, branch profits taxes and franchise taxes imposed  on it  by the United States of America or any Governmental Authority

(including  Puerto Rico) and, in the case of each  Lender,  taxes imposed  on  its income and franchise taxes imposed on  it  as  a result  of making any Loan, by the Governmental Authority of  the jurisdiction of such Lender's Applicable Lending Office (all such

non-excluded   taxes,   levies,  imposts,  deductions,   charges,

withholdings,  and liabilities which a Lender  determines  to  be applicable to this Agreement, the Commitments, the Loans  or  the

Letters of Credit being hereinafter referred to as "Taxes").   If
                                                    -----
the Borrower shall be required by law to deduct any Taxes from or in  respect  of  any sum payable hereunder to any Lender  or  the

Administrative  Agent,  (i)  so  long  as  such  Lender  or   the

Administrative Agent is in compliance with Section  2.08(e),  the
                                           ---------------
sum  payable shall be increased as may be necessary so that after making  all  required deductions (including deductions applicable to  additional sums payable under this Section 2.08) such  Lender
                                       ------------
or  the  Administrative Agent (as the case may  be)  receives  an amount  equal  to  the  sum it would have received  had  no  such

deductions  been  made,  (ii)  the  Borrower  shall   make   such

deductions,  and  (iii) the Borrower shall pay  the  full  amount



=================================================================
                             -40-


deducted to the relevant taxation authority or other authority in accordance  with  applicable law.  If a withholding  tax  of  the

United  States  of  America or any other  Governmental  Authority shall  be  or  become  applicable (y)  after  the  date  of  this

Agreement,  to  such  payments  by  the  Borrower  made  to   the

Applicable  Lending  Office or any other  office  that  a  Lender specified on Schedule 1.01(a) to this Agreement may claim as  its
             ----------------
Applicable  Lending  Office or (z) after such Lender's  selection and  designation of any other Applicable Lending Office, to  such payments  made  to  such other Applicable  Lending  Office,  such

Lender  shall, in good faith, use its reasonable best efforts  to make, fund and maintain its Loans, and to make, fund and maintain its  obligations  under  the Letters of Credit,  through  another

Applicable  Lending Office of such Lender in another jurisdiction so  as  to  reduce  the Borrower's liability  hereunder,  if  the making, funding or maintenance of such Loans or obligations under the  Letters  of  Credit  through such other  Applicable  Lending

Office  of such Lender does not, in the judgment of such  Lender,

otherwise  materially  adversely affect such  Loans,  obligations under the Letters of Credit or such Lender.



           (b)    In  addition, the Borrower agrees  to  pay  any

present or future stamp or documentary taxes or any other  excise or  property taxes, charges, or similar levies which  arise  from any  payment  made  hereunder, from the issuance  of  Letters  of

Credit hereunder, or from the execution, delivery or registration

of,   or   otherwise  with  respect  to,  this   Agreement,   the

Commitments,  the  Loans  or the Letters of  Credit  (hereinafter referred to as "Other Taxes").
                -----------



           (c)   The Borrower will indemnify each Lender and  the

Administrative Agent for the full amount of Taxes and Other Taxes

(including  any Taxes or Other Taxes imposed by any  Governmental

Authority  on  amounts payable under this Section 2.08)  paid  by
                                          ------------
such Lender or the Administrative Agent (as the case may be)  and any  liability  (including  penalties,  interest,  and  expenses)

arising  therefrom or with respect thereto, whether or  not  such

Taxes  or Other Taxes were correctly or legally asserted by  such

Governmental  Authority.   This  indemnification  shall  be  made

within  30  days after the date such Lender or the Administrative

Agent  (as  the  case may be) makes written demand  therefor.   A

certificate  as to any additional amount payable  to  any  Lender under  this  Section  2.08 submitted to  such  Borrower  and  the
             -------------
Administrative  Agent  (if a Lender is  so  submitting)  by  such

Lender  or  the  Administrative Agent shall  show  in  reasonable detail  the amount payable and the calculations used to determine

such   amount  and  shall,  absent  manifest  error,  be   final,

conclusive  and  binding upon all parties  hereto.   Each  Lender

agrees that, to the extent that such Lender is entitled to  claim an  exemption in respect of all or a portion of any  Taxes  which are  otherwise  required  to  be paid  or  deducted  or  withheld pursuant  to  this Section 2.08 in respect of any payments  under
                   ------------
this  Agreement such Lender shall within a reasonable time  after receiving  written request by the Borrower provide  the  Borrower with  such  certificates as such Lender in good  faith  may  deem appropriate to obtain the benefits of such exemption.




           (d)   Within 30 days after the date of any payment  of

Taxes  or Other Taxes by the Borrower, the Borrower will  furnish to  the  Administrative  Agent, at its  address  referred  to  in

Section  12.10,  the original or a certified copy  of  a  receipt
--------------
evidencing payment thereof.



          (e)   Each Lender (or transferee of any Lender) that is

not a United States person (as defined in Section 7701(a)(30)  of the Code) (a "Non-U.S. Lender") shall deliver to the Borrower and
              ---------------
the Administrative Agent (or in the case of a participant, to the

Lender  from  which  the related participation  shall  have  been purchased) two copies of U.S. Internal Revenue Service Form 1001,

=================================================================

                             -41-


Form  4224  or  any  subsequent versions  thereof  or  successors thereto,  or, in the case of a Non-U.S. Lender claiming exemption from  U.S. federal withholding tax under Section 871(h) or 881(c)

of  the Code with respect to payments of "portfolio interest",  a

Form  W-8,  or  any  subsequent versions  thereof  or  successors thereto (and, if such Non-U.S. Lender delivers a Form W-8, or any subsequent  versions  thereof or successors  thereto,  an  annual certificate representing that such Non-U.S. Lender (i) is  not  a

"bank"  for  purposes of Section 881(c) of the Code (and  is  not subject  to regulatory or other legal requirements as a  bank  in any  jurisdiction, and has not been treated  as  a  bank  in  any filing  with or submission made to any Governmental Authority  or rating agency), (ii) is not a 10-percent shareholder (within  the meaning of Section 871(h)(3)(B) of the Code) of the Borrower  and

(iii)  is  not  a controlled foreign corporation related  to  the

Borrower (within the meaning of Section 864(d)(4) of the  Code)),

properly  completed  and duly executed by  such  Non-U.S.  Lender claiming complete exemption from U.S. federal withholding tax  on all  payments by the Borrower under this Agreement and the  other

Loan  Documents, along with such other additional  forms  as  the

Borrower  or the Administrative Agent may reasonably  request  to establish  the availability of such exemption.  Such forms  shall be  delivered by each Non-U.S. Lender on or before  the  date  it becomes  a  party  to  this Agreement (or, in  the  case  of  any participant, on or before the date such participant purchases the related  participation) and on or before the date, if  any,  such

Non-U.S.   Lender  changes  its  Applicable  Lending  Office   by

designating a different lending office (a "New Lending  Office").
                                           -------------------
In addition, each Non-U.S. Lender shall timely deliver such forms

(or  any  other  form  of certification adopted  by  U.S.  taxing authorities  for such purpose) promptly upon the obsolescence  or invalidity  of  any form previously delivered  by  such  Non-U.S.

Lender.   Each Non-U.S. Lender shall promptly notify the Borrower

at  any time it determines that it is no longer in a position  to provide any previously delivered certificate to the Borrower  (or any  other  form  of  certification adopted by  the  U.S.  taxing

authorities  for  such  purpose).   Notwithstanding   any   other

provision  of  Section  2.08,  a Non-U.S.  Lender  shall  not  be
               -------------
required  to  deliver any form pursuant to this  Section  2.08(e)
                                                 ---------------
that such Non-U.S. Lender is not legally able to deliver.




           (f)    The Borrower shall not be required to indemnify

any Non-U.S. Lender, or to pay any additional amounts to any Non-

U.S. Lender, in respect of United States federal withholding  tax pursuant  to  paragraph (a) or (c) above to the extent  that  the obligation  to  withhold amounts with respect  to  United  States federal withholding tax existed on the date such Non-U.S.  Lender became  a  party  to  this  Agreement  (or,  in  the  case  of  a participant, on the date such participant became a transferee  of a  participation interest hereunder) or, with respect to payments to a New Lending Office, the date such Non-U.S. Lender designated such New Lending Office with respect to a Loan.




          (g)   If the IRS or any other Governmental Authority of

the  United States or of any other jurisdiction asserts  a  claim that  the  Administrative Agent or the Borrower did not  properly withhold  tax  from  amounts paid to or for the  account  of  any

Lender  (because the appropriate form was not delivered, was  not properly  executed, or because such Lender failed to  notify  the

Administrative Agent of a change in circumstances which  rendered the  exemption from withholding tax ineffective or for any  other reason),  such  Lender  shall indemnify the Administrative  Agent and/or  the Borrower, as applicable, fully for all amounts  paid,

directly  or indirectly, by the Administrative Agent  and/or  the

Borrower, as applicable, as tax or otherwise, including penalties and interest, and including any taxes imposed by any jurisdiction on  the  amounts  payable  to  the Administrative  Agent  or  the

=================================================================

                            -42-


Borrower,  as applicable, under this Section 2.08, together  with
                                     ------------
all  costs and expenses, including, legal fees, incurred  by  the

Administrative Agent or the Borrower.



           (h)    If  the  Administrative  Agent  or  any  Lender

receives  a  refund,  which in the good faith  judgment  of  such

Lender is allocable to Taxes or Other Taxes paid by the Borrower,

it shall promptly pay such refund to the Borrower, net of all out-

of-pocket expenses of such Lender incurred in obtaining such  Tax

Refund,  provided, however, that the Borrower agrees to  promptly
         --------  -------
return  such refund to the Administrative Agent or the applicable

Lender,  as  the  case  may be, if it receives  notice  from  the

Administrative   Agent   or   applicable   Lender    that    such

Administrative Agent or Lender is required to repay such  refund.

In  addition,  the Lender shall take such steps as  the  Borrower shall  reasonably request to recover or assist  the  Borrower  in recovering any Taxes or Other taxes paid by the Borrower pursuant to paragraph (a) or (c) above.



           (i)    Without prejudice to the survival of any  other

agreement   of   the  Borrower  hereunder,  the  agreements   and

obligations of the Borrower contained in this Section 2.08  shall
                                              ------------
survive  the payment in full of principal and interest hereunder,

the  termination of the Letters of Credit and the termination  of this Agreement.



            2.09.   Increased Capital.  If any Lender  or  Issuing
                   -----------------
Bank determines that either (a) the introduction of or any change in  any  law,  order  or regulation or in the  interpretation  or

administration   of   any  law,  order  or  regulation   by   any

Governmental   Authority  charged  with  the  interpretation   or

administration  thereof after the date hereof or  (b)  compliance with  any  guideline  or request issued or made  after  the  date hereof  from  any  central bank or other  Governmental  Authority

(whether  or not having the force of law) has or would  have  the effect  of  reducing the rate of return on the  capital  of  such

Lender or Issuing Bank or any corporation controlling such Lender or  Issuing Bank, as a consequence of or with reference  to  such

Lender's  Commitment or its making or maintaining Loans  or  such

Issuing  Bank's  issuance or maintenance  of,  or  such  Lender's participation in any Letter of Credit, below the rate which  such

Lender or such Issuing Bank or such other corporation could  have achieved  but  for  such  compliance  (taking  into  account  the policies of such Lender or such Issuing Bank or corporation  with regard  to capital), then the Borrower shall from time  to  time,

upon  demand by such Lender or Issuing Bank (with a copy of  such demand  to  the  Administrative Agent), pay  to  such  Lender  or

Issuing  Bank  additional amounts sufficient to  compensate  such

Lender  or  Issuing Bank or other corporation for such reduction,

upon  receipt  by the Borrower (with a copy to the Administrative

Agent)  of  a certificate as to such amounts, by such  Lender  or

Issuing  Bank, setting forth in reasonable detail the basis  for,

and  the  calculations used by such Lender  or  Issuing  Bank  in determining, any such amounts.  Such certificate, in the  absence of  manifest  error  shall  be conclusive  and  binding  for  all purposes.  Each Lender and Issuing Bank agrees promptly to notify the  Borrower  and the Administrative Agent of any  circumstances that  would cause the Borrower to pay additional amounts pursuant to  this  Section 2.09, provided that the failure  to  give  such
          ------------  --------
notice  shall not affect the Borrower's obligation  to  pay  such additional amounts hereunder, provided further that the  Borrower
                              -------- -------
shall not be required to compensate a Lender or the Issuing Banks pursuant  to  this Section for any increased costs or  reductions incurred more than 180 days prior to the date that such Lender or

Issuing  Bank, as the case may be, notifies the Borrower  of  the circumstances  giving rise to such increased costs or  reductions and  of  such  Lender's  or  Issuing Bank's  intention  to  claim

compensation   therefor;   provided   further   that,   if    the
                           --------  --------
circumstances  giving rise to such increased costs or  reductions

=================================================================
                           -43-


is  retroactive, then the 180-day period referred to above  shall be extended to include the period of retroactive effect thereof.




           2.10.  Use of Proceeds of the Loans.  The proceeds  of
                  ----------------------------
the Loans may be used for general corporate purposes.




           2.11.   Replacement  of Lender  in  Event  of  Adverse
                   ----------------------------------------------
Condition.   If the Borrower becomes obligated to pay  additional
---------
amounts to any Lender pursuant to Sections 2.02(f), 2.07(d), 2.08
                                  ----------------  -------  ----
or  2.09  as a result of any condition described in such Sections
    ----
which  is  not generally applicable to all Lenders, then,  unless such  Lender has theretofore taken steps to remove or  cure,  and has  removed or cured, the conditions creating the cause for such obligation  to  pay such additional amounts,  or  if  any  Lender defaults  in its obligation to fund Loans hereunder, the Borrower may  designate another bank which is reasonably acceptable to the

Administrative  Agent  and the Issuing  Banks  (such  bank  being herein called a "Replacement Lender") to purchase for cash all of
                 ------------------
the  Obligations  of such Lender and all of such Lender's  rights hereunder,  without recourse to or warranty by,  or  expense  to,

such  Lender  for  a  purchase price  equal  to  the  outstanding principal  amount  payable to such Lender plus  any  accrued  but unpaid interest and accrued but unpaid commitment and other fees,

expense  reimbursements  and  indemnities  in  respect  of   that

Lender's Commitment.  Such Lender shall consummate such  sale  in accordance  with such terms (and, if such Lender  is  an  Issuing

Bank,  such  other terms as may be necessary to compensate  fully such  Lender) within a reasonable time not exceeding 60 days from the  date the Borrower designated a Replacement Lender, and  upon compliance with the provisions of Section 12.01 such Lender shall
                                  -------------
no  longer  be a party hereto or have any obligations  or  rights hereunder  (except  rights which, pursuant to the  provisions  of this Agreement, survive the termination of this Agreement and the repayment of the Loans), and the Replacement Lender shall succeed to such obligations and rights.



           2.12.   Authorized  Officers  of  the  Borrower.   The
                   ---------------------------------------
Administrative  Agent shall be entitled to rely  conclusively  on the  authority of any officer or employee designated pursuant  to

Section  4.01(c) to request any Loan or Letter of Credit  or  any conversion/continuation  of  any Loan  until  the  Administrative

Agent   receives   written   notice   to   the   contrary.    The

Administrative   Agent  shall  have  no  duty   to   verify   the

authenticity of the signature appearing on any written Notice  of

Borrowing or Notice of Conversion/Continuation and, with  respect to  an  oral request for such a Loan or Letter of Credit or  such conversion/continuation, the Administrative Agent shall  have  no duty to verify the identity of any person representing himself as one  of the officers or employees authorized to make such request on  behalf of the Borrower.  Neither the Administrative Agent nor

any  Lender shall incur any liability to the Borrower  in  acting

upon   any   telephonic  notice  referred  to  above  which   the

Administrative Agent believes in good faith to have been given by a duly authorized officer or other person authorized to borrow on behalf of the Borrower.


==================================================================

                             -44-


                          ARTICLE III



                       Letters of Credit
                       -----------------


           3.01.  Obligation to Issue.  (a) Subject to the  terms
                  -------------------
and  conditions  set forth in this Agreement, each  Issuing  Bank

(other  than  Bank of America) hereby agrees to issue,  and  each

Lender  agrees to participate in, one or more Letters  of  Credit for  the account of the Borrower, up to an aggregate face  amount

at   any  one  time  outstanding,  together  with  the  aggregate principal amount of outstanding Loans, equal to the lesser of the

Commitments or the Borrowing Base Amount from time to time during the  period commencing on the Initial Funding Date and ending  on the  Business Day which is five Business Days prior to the  Final

Maturity Date.



          (b)   The Lenders acknowledge that the Existing Letters

of  Credit have been issued for the account of the Borrower prior to  the  Initial  Funding Date and agree to participate  in  such

Letters  of  Credit to the same extent and on the same conditions as  if  such  Letters  of  Credit had  been  issued  pursuant  to paragraph  (a) above.  Bank of America shall be the Issuing  Bank
--------------
with respect to each Existing Letter of Credit but shall not have any obligation to issue any Letters of Credit pursuant to Section
                                                          -------
3.01(a) after the Closing Date.
-------


          3.02.  Types and Amounts.  Each Issuing Bank agrees not
                 -----------------
to issue any Letter of Credit at any time:



           (a)    if  the aggregate maximum amount then available

for  drawing under Letters of Credit issued by such Issuing Bank,

after  giving  effect to the issuance of such Letter  of  Credit,

would  exceed  any limit imposed by law or regulation  upon  such

Issuing Bank;




          (b)   if, immediately after the issuance of such Letter

of  Credit,  the aggregate amount of Letter of Credit Obligations then  existing  (which amount shall be calculated without  giving effect  to  the participation of the Lenders pursuant to  Section
                                                          -------
3.06)  would  exceed  the lesser of (i) the Commitments  then  in
----
effect  less  the  aggregate principal amount of all  outstanding
        ----
Loans and (ii) the Borrowing Base Amount then in effect less  the
                                                        ----
aggregate principal amount of all outstanding Loans;




           (c)    which has an expiration date (i) more than  one

year  after the date of issuance, for Standby Letters  of  Credit

(provided  that  a Standby Letter of Credit may  provide  for  an
 --------
annual renewal on the terms set forth in Section 3.04(c)) or more
                                         ---------------
than  180  days after the date of issuance (subject to  extension for  a  maximum  period  of 60 days), for Commercial  Letters  of

Credit,  or  (ii) after four Business Days immediately  preceding the Final Maturity Date; or



           (d)   if such Issuing Bank has received written notice

from (i) the Requisite Lenders, (ii) the Administrative Agent  or

(iii) the Borrower, on or prior to the Business Day prior to  the requested date of issuance of such Letter of Credit, that one  or more of the applicable conditions contained in Article IV has not
                                               -----------
been then satisfied or waived.



          3.03.  Conditions.  In addition to being subject to the
                 ----------
satisfaction  of  the conditions precedent contained  in  Section
                                                          -------
4.02,  the  obligation of an Issuing Bank to issue any Letter  of
----
Credit  is  subject  to the condition that  as  of  the  date  of issuance,  no order, judgment or decree of any court,  arbitrator


=================================================================
                             -45-


or  other  Governmental Authority shall purport by its  terms  to enjoin or restrain such Issuing Bank from issuing such Letter  of

Credit  and no law, rule or regulation applicable to such Issuing

Bank and no request or directive (whether or not having the force of  law and whether or not the failure to comply therewith  would be  unlawful)  from any Governmental Authority with  jurisdiction over  such  Issuing Bank shall prohibit or request  such  Issuing

Bank  to refrain from the issuance of Letters of Credit generally or  the issuance of such Letter of Credit.  No Issuing Bank shall have  any obligation to issue any Letter of Credit if (a) in  the case of a Commercial Letter of Credit, such Commercial Letter  of

Credit  does  not provide for drafts or (b) in the  case  of  any

Letter of Credit, such Letter of Credit is not otherwise in  form and  substance reasonably acceptable to such Issuing Bank or  the issuance  of  such Letter of Credit would violate any  applicable policies  of  such Issuing Bank.  No Issuing Bank  shall  violate

Section 3.02(b) in connection with the issuance of any Letter  of
---------------
Credit by such Issuing Bank if, immediately after the issuance of such  Letter of Credit, the aggregate amount of Letter of  Credit

Obligations  then  existing  (which amount  shall  be  calculated without  giving  effect  to  the  participation  of  the  Lenders pursuant to Section 3.06) in respect of Letters of Credit  issued
            ------------
by  such  Issuing Bank are equal to or less than  the  Applicable

Approved  Issuance Amount for such Issuing Bank.   In  the  event

that  the issuance of a Letter of Credit by an Issuing Bank would cause  the aggregate amount of Letter of Credit Obligations  then existing (which amount shall be calculated without giving  effect to  the participation of the Lenders pursuant to Section 3.06) in
                                                 ------------
respect  of  Letters  of Credit issued by such  Issuing  Bank  to exceed  the Applicable Approved Issuance Amount for such  Issuing

Bank  (or  would increase such excess), such Issuing  Bank  shall notify the Administrative Agent thereof prior to the issuance  of such  Letter  of  Credit and shall verify with the Administrative

Agent whether the issuance of such Letter of Credit would violate

Section 3.02(b).
---------------


          3.04.  Issuance of Letters of Credit.
                 -----------------------------


          (a)   The Borrower shall give the relevant Issuing Bank

notice in accordance with the relevant Issuing Bank Agreement  of the requested issuance by such Issuing Bank of a Letter of Credit under this Agreement.  Such notice shall be irrevocable and shall specify  (A) the stated amount of the Letter of Credit  requested to  be  issued,  (B) the effective date (which  day  shall  be  a

Business Day) of issuance of such Letter of Credit, (C) the  date on  which such Letter of Credit is to expire (which date shall be a  Business Day and shall be subject to paragraph (c) of  Section
                                        -------------     -------
3.02),  (D) the Person for whose benefit the requested Letter  of
-----
Credit  is  to be issued, (E) in the case of Standby  Letters  of

Credit, the full text of any certificate to be presented  by  the beneficiary in case of any drawing thereunder and (F) such  other matters  as are set forth in the relevant Issuing Bank  Agreement or as the relevant Issuing Bank may require.




           (b)   No Issuing Bank shall extend or amend any Letter

of  Credit  if the issuance of a new Letter of Credit having  the same  terms  as such Letter of Credit as so extended  or  amended would  be  prohibited by Section 3.02.  Any request for amendment
                         ------------
to  any  previously  issued Letter of Credit shall  be  given  in

accordance  with  the  relevant  Issuing  Bank  Agreement.   Each

request for an amendment to a previously issued Letter of  Credit

shall  not  request  an  extension  beyond  four  Business   Days

immediately  preceding the Final Maturity Date.   Notwithstanding

any provision of any letter of credit application or Issuing Bank

Agreement  to the contrary, in the event of any conflict  between the  terms  of any such letter of credit application  or  Issuing

Bank Agreement and the terms of this Agreement, the terms of this

=================================================================
                               -46-


Agreement  shall  control  with respect  to  events  of  default,

representations and warranties, and covenants, except  that  such letter  of  credit  application or  Issuing  Bank  Agreement  may provide  for  further  warranties relating  specifically  to  the transaction or affairs underlying such Letter of Credit.




           (c)    The  Issuing Banks and the Lenders agree  that,

while a Standby Letter of Credit is outstanding and prior to  the

Final  Maturity Date, at the option of the Borrower and upon  the written  request of the Borrower received by the relevant Issuing

Bank  at  least five days (or such shorter time as  such  Issuing

Bank  may  agree in a particular instance in its sole discretion)

prior  to  the  proposed date of notification  of  renewal,  such

Issuing Bank shall be entitled to authorize the automatic renewal of  any  Letter  of Credit issued by it so long  as,  immediately after  the  renewal thereof, the aggregate amount  of  Letter  of

Credit   Obligations  then  existing  (which  amount   shall   be

calculated  without  giving effect to the  participation  of  the

Lenders pursuant to Section 3.06) in respect of Letters of Credit
                    ------------
issued  by  such  Issuing Bank are equal  to  or  less  than  the

Applicable Approved Issuance Amount for such Issuing Bank.   Each

such  request for renewal of a Letter of Credit shall be made  in accordance  with the relevant Issuing Bank Agreement,  and  shall specify  in form and detail satisfactory to the relevant  Issuing

Bank:  (i) the Letter of Credit to be renewed; (ii) the  proposed date  of  notification of renewal of the Letter of Credit  (which shall  be a Business Day); (iii) the revised expiry date  of  the

Letter of Credit; and (iv) such other matters as are set forth in the  relevant Issuing Bank Agreement or as such Issuing Bank  may require.  No Issuing Bank shall so renew any Letter of Credit if:

(A)  such Issuing Bank would have no obligation at such  time  to issue  or  amend such Letter of Credit in its renewed form  under the  terms of Section 3.02 or 3.03; or (B) the beneficiary of any
              ------------    ----
such Letter of Credit does not accept the proposed renewal of the

Letter  of Credit.  If any outstanding Existing Letter of  Credit shall  provide that it shall be automatically renewed unless  the beneficiary  thereof  receives notice from the  relevant  Issuing

Bank  that such Letter of Credit shall not be renewed, and if  at the  time  of  renewal  such Issuing Bank would  be  entitled  to authorize  the  automatic renewal of such  Letter  of  Credit  in accordance  with  this  paragraph (c) upon  the  request  of  the
                        ------------
Borrower,  but  such  Issuing Bank shall not  have  received  any amendment  application from the Borrower  with  respect  to  such renewal  or other written direction by the Borrower with  respect thereto,  such  Issuing Bank shall nonetheless  be  permitted  to allow  such Letter of Credit to renew, and the Borrower  and  the

Lenders  hereby  authorize such renewal, and,  accordingly,  such

Issuing  Bank  shall  be  deemed to have  received  an  amendment application from the Borrower requesting such renewal.



            (d)      Each   Issuing   Bank   shall   notify   the

Administrative  Agent and the Administrative Agent  shall  notify the  Lenders on the first Business Day of each week and  calendar quarter of the total face amount of all of the Letters of  Credit issued  by  it  on  each Business Day of the  preceding  week  or calendar quarter, as the case may be.




          3.05.  Reimbursement Obligations; Duties of the Issuing
                 -------------------------  ---------------------
Banks.
-----


           (a)    (i)  The Borrower shall reimburse each  Issuing

Bank  for drawings under a Letter of Credit issued by it no later than  1:00  p.m. (New York time) on each date that any amount  is paid by such Issuing Bank under any Letter of Credit in an amount equal to the amount so paid by such Issuing Bank.


==================================================================
                            -47-




              (ii)  Any Reimbursement Obligation with respect  to

any  Letter  of Credit shall bear interest from the date  of  the relevant  drawing at the interest rate applicable  to  Base  Rate

Loans  until the first Business Day after the date on  which  the relevant  Issuing  Bank  gives notice  of  such  drawing  to  the

Borrower  and thereafter at the interest rate for past  due  Base

Rate Loans in accordance with Section 2.02(d).
                              --------------


           (b)    No  action taken or omitted to be taken  by  an

Issuing  Bank  under or in connection with any Letter  of  Credit issued  by  it  shall put such Issuing Bank under  any  resulting liability to any Lender or relieve such Lender of its obligations hereunder  to  such  Issuing Bank except in  the  event  of  such

Issuing  Bank's  gross negligence or wilful misconduct.   Without

limiting  the foregoing, in determining whether to pay under  any

Letter of Credit, an Issuing Bank shall have no obligation to the

Lenders other than to confirm that any documents required  to  be delivered  under  such Letter of Credit have been  delivered  and that they appear on their face to comply with the requirements of such Letter of Credit.



           (c)    The  obligations  of the  Borrower  under  this

Agreement  and any Letter of Credit to reimburse an Issuing  Bank for a drawing under a Letter of Credit issued by it, and to repay any  drawing  under a Letter of Credit issued  by  it,  shall  be unconditional  and  irrevocable, and shall be  paid  strictly  in accordance  with the terms of this Agreement and such  Letter  of

Credit under all circumstances, including the following:




              (i)  any lack of validity or enforceability of this

     Agreement or any Letter of Credit;



              (ii)   any change in the time, manner or  place  of

     payment  of,  or in any other term of, all  or  any  of  the obligations  of  the Borrower in respect of  any  Letter  of

     Credit or any other amendment or waiver of or any consent to departure from all or any Letter of Credit;



              (iii)  the existence of any claim, set-off, defense

     or  other  right  that the Borrower may  have  at  any  time against  any beneficiary or any transferee of any Letter  of

     Credit  (or any Person for whom any such beneficiary or  any such  transferee  may be acting), any Issuing  Bank  or  any other Person, whether in connection with this Agreement, the transactions contemplated hereby or by the Letter of  Credit or any unrelated transaction;



              (iv)   any  draft,  demand,  certificate  or  other

     document presented under any Letter of Credit proving to  be forged,  fraudulent, invalid or insufficient in any  respect or  any statement therein being untrue or inaccurate in  any respect;  or  any  loss  or delay  in  the  transmission  or otherwise  of  any  document required in  order  to  make  a drawing under any Letter of Credit;



              (v)   any  payment by any Issuing  Bank  under  any

     Letter  of Credit against presentation of a draft or certifi cate  that  does not strictly comply with the terms  of  any

     Letter  of  Credit; or any payment made by any Issuing  Bank under any Letter of Credit to any Person purporting to be  a trustee  in  bankruptcy, debtor-in-possession, assignee  for the  benefit  of  creditors, liquidator, receiver  or  other representative  of  or successor to any beneficiary  or  any

 ==================================================================
                             -48-



     transferee of any Letter of Credit, including any arising in connection with any insolvency proceeding;




             (vi)  any exchange, release or non-perfection of any

     collateral,  or  any release or amendment or  waiver  of  or consent  to departure from any other guarantee, for  all  or any  of  the obligations of the Borrower in respect  of  any

     Letter of Credit; or



               (vii)   any   other  circumstance   or   happening

     whatsoever, whether or not similar to any of the  foregoing,

     including   any  other  circumstance  that  might  otherwise

     constitute  a defense available to, or a discharge  of,  the

     Borrower or a guarantor.



          3.06.  Participations.
                 --------------


           (a)   Immediately upon issuance by an Issuing Bank  of

any  Letter  of  Credit  for  the  account  of  the  Borrower  in accordance  with  the procedures set forth in this  Article  III,
                                                    ------------
each   Lender   shall   be   deemed  to  have   irrevocably   and

unconditionally  purchased and received from such  Issuing  Bank,

without recourse or warranty, an undivided interest in the amount of  such  Lender's  Pro  Rata Share  in  such  Letter  of  Credit

(including  all obligations of the Borrower with respect  thereto other  than  amounts  owing to such Issuing  Bank  under  Section
                                                          -------
3.08(b))   and  any  security  therefor  or  guaranty  pertaining
--------
thereto.



           (b)    If an Issuing Bank makes any payment under  any

Letter  of Credit and the Borrower does not repay such amount  to such  Issuing  Bank  pursuant to Section 3.05(a)  or  3.07,  such
                                 ---------------      ----
Issuing  Bank shall promptly notify the Administrative Agent  and the  Administrative Agent shall promptly notify  each  Lender  of such  failure, and each Lender shall promptly and unconditionally pay  to  the Administrative Agent for the account of such Issuing

Bank  the amount of such Lender's Pro Rata Share of such payment,

in   Dollars  and  in  immediately  available  funds,   and   the

Administrative  Agent  shall promptly pay such  amount,  and  any other  amounts  received  by the Administrative  Agent  for  such

Issuing Bank's account pursuant to this Section 3.06(b), to  such
                                        ---------------
Issuing  Bank.   If  the Administrative Agent  so  notifies  such

Lender  prior to 11:00 a.m. (New York time) on any Business  Day,

such Lender shall make available to the Administrative Agent  for the  account of the relevant Issuing Bank its Pro Rata  Share  of the amount of such payment on such Business Day in Dollars and in immediately available funds at the Administrative Agent's Payment

Office.  If and to the extent such Lender shall not have so  made its Pro Rata Share of the amount of such payment available to the

Administrative Agent for the account of such Issuing  Bank,  such

Lender  agrees to pay to the Administrative Agent for the account of  such  Issuing  Bank forthwith on demand such amount  together with  interest thereon, for each day from the date  such  payment was  first  due  until  the  date such  amount  is  paid  to  the

Administrative Agent for the account of such Issuing Bank, at the

Federal  Funds Rate for three Business Days and then at the  Base

Rate.   The  failure  of  any Lender to  make  available  to  the

Administrative Agent for the account of an Issuing Bank  its  Pro

Rata Share of any such payment shall not relieve any other Lender

of   its   obligation  hereunder  to  make   available   to   the

Administrative Agent for the account of such Issuing Bank its Pro

Rata Share of any payment on the date such payment is to be made.




           (c)   Whenever an Issuing Bank receives a payment from

the  Borrower on account of a Reimbursement Obligation, including any  interest thereon, as to which the Administrative  Agent  has

=================================================================

                              -49-



previously received payments from the Lenders for the account  of such  Issuing  Bank  pursuant  to this  Section  3.06,  it  shall
                                        -------------
promptly  pay  to the Administrative Agent at the  Administrative

Agent's  Payment  Office  and  the  Administrative  Agent   shall

promptly  pay  to each Lender which has funded its  participating interest therein in Dollars and in the kind of funds so received,

an  amount  equal to such Lender's Pro Rata Share thereof.   Each

such  payment shall be made by the relevant Issuing Bank  or  the

Administrative Agent, as the case may be, on the Business Day  on which such Person receives the funds paid to such Person pursuant to  the preceding sentence, if received prior to 11:00 a.m.  (New

York  time)  on  such  Business Day, and otherwise  on  the  next succeeding Business Day.



           (d)    Upon  the request of the Administrative  Agent,

each  Issuing  Bank  shall  furnish to the  Administrative  Agent copies  of  any Letter of Credit or Letter of Credit  application form  to  which  such  Issuing  Bank  is  party  and  such  other

documentation   as   may   reasonably   be   requested   by   the

Administrative Agent.



           (e)   The obligations of a Lender to make payments  to

the  Administrative Agent for the account of an Issuing Bank with respect  to  a  Letter of Credit issued by it on  behalf  of  the

Borrower   in   accordance  with  the  terms  hereof   shall   be

irrevocable,  shall  not  be  subject  to  any  qualification  or exception whatsoever (except in the event of such Issuing  Bank's gross  negligence or wilful misconduct), and shall be honored  in accordance with the terms and conditions of this Agreement  under all circumstances (subject to Section 3.02), including any of the
                              ------------
following circumstances:



              (i)  any lack of validity or enforceability of this

Agreement or any of the other Loan Documents;




             (ii) the existence of any claim, set-off, defense or

other  right  which the Borrower may have at any time  against  a beneficiary named in a Letter of Credit or any transferee of  any

Letter of Credit (or any Person for whom any such transferee  may be  acting),  the  Administrative Agent, any  Issuing  Bank,  any

Lender,  or  any  other Person, whether in connection  with  this

Agreement,  any  Letter of Credit, the transactions  contemplated herein  or  any unrelated transactions (including any  underlying transactions  between the Borrower and the beneficiary  named  in any Letter of Credit);



              (iii)  any draft, certificate of any other document

presented  under  the  Letter of Credit  proving  to  be  forged,

fraudulent,  invalid  or  insufficient  in  any  respect  or  any statement therein being untrue or inaccurate in any respect;




             (iv) the surrender or impairment of any security for

the  performance or observance of any of the terms of any of  the

Loan Documents;




              (v)  any failure by the Administrative Agent or any

Issuing  Bank  to make any reports required pursuant  to  Section
                                                          -------
3.04; or
----


              (vi)  the  occurrence of any Event  of  Default  or

Potential Event of Default.




          3.07.  Payment of Reimbursement Obligations.
                 ------------------------------------

==================================================================
                            -50-



           (a)    The  Borrower  agrees to pay  to  the  relevant

Issuing   Bank  the  amount  of  all  Reimbursement  Obligations,

interest and other amounts payable to such Issuing Banks under or in  connection with any Letter of Credit issued on behalf of  the

Borrower immediately when due, irrespective of any claim, setoff,

defense  or other right which the Borrower may have at  any  time against any Issuing Bank or any other Person.



          (b)   In the event any payment by the Borrower received

by an Issuing Bank with respect to any Letter of Credit issued by it  and distributed by the Administrative Agent to the Lenders on account  of their participations is thereafter set aside, avoided or  recovered  from  such  Issuing Bank in  connection  with  any receivership, liquidation or bankruptcy proceeding or  otherwise,

each  Lender which received such distribution shall, upon  demand by  such Issuing Bank, contribute such Lender's Pro Rata Share of the amount set aside, avoided or recovered together with interest at  the  rate required to be paid by such Issuing Bank  upon  the amount required to be repaid by it.




          3.08.  Compensation for Letters of Credit.
                 ----------------------------------


           (a)    Letter of Credit Fees.  (i) The Borrower  shall
                  ---------------------
pay  with  respect to each Letter of Credit issued as  a  Standby

Letter  of Credit quarterly in arrears, on the fifteenth  day  of each  January, April, July and October for the three-month period ending on such date, beginning after the Initial Funding Date and also on the Termination Date, a Letter of Credit Fee equal to the percentage  per annum set forth below based on the Pricing  Ratio in effect from time to time, applied (on the basis of actual days elapsed in a 360-day year) to the maximum amount available to  be drawn  under such Standby Letter of Credit from day to day during

such  quarter.   This  fee shall be paid  to  the  Administrative

Agent,  for  the  account of the Lenders in proportion  to  their respective Pro Rata Shares.



          Pricing Ratio            Standby Letter of Credit Fee
          -------------            ----------------------------

          Level I Status                    1.25%
          Level II Status                        1.50%
          Level III Status                  1.75%
          Level IV Status                   2.00%



On  the Business Day preceding the fifteenth day of each January,

April,  July  or October, each Issuing Bank will  report  to  the

Administrative  Agent  the  aggregate daily  outstanding  Standby

Letter of Credit amounts for the three-month period ending on the fifteenth of such January, April, July or October.




              (ii)   The Borrower shall pay with respect to  each

Letter  of  Credit  issued  as  a  Commercial  Letter  of  Credit quarterly  in  arrears, on the fifteenth  day  of  each  January,

April, July and October for the three-month period ending on such date,  beginning after the Initial Funding Date and also  on  the

Termination Date, a Letter of Credit Fee equal to the  percentage per  annum  set forth below based on the Pricing Ratio in  effect from  time to time, applied (on the basis of actual days  elapsed in  a  360-day year) to the maximum amount available to be  drawn under  such  Commercial Letter of Credit from day to  day  during

such  quarter.   This  fee shall be paid  to  the  Administrative

=================================================================

                              -51-


Agent,  for  the  account of the Lenders in proportion  to  their respective Pro Rata Shares.




          Pricing Ratio            Commercial Letter of Credit
          --------------           ---------------------------
          Level I Status                    0.625%
          Level II Status                   0.750%
          Level III Status                  0.875%
          Level IV Status                   1.000%



On  the Business Day preceding the fifteenth day of each January,

April,  July  or October, each Issuing Bank will  report  to  the

Administrative  Agent the aggregate daily outstanding  Commercial

Letter of Credit amounts for the three-month period ending on the fifteenth of such January, April, July or October.




           (iii)   Any  Letter of Credit Fees accrued  under  the

Existing  Credit Agreement for the period prior  to  the  Initial

Funding Date shall be payable as provided in the Existing  Credit

Agreement.




           (b)         Issuing Bank Charges.  The Borrower  shall
                       --------------------
directly  pay  to each Issuing Bank, solely for its own  account,

(i)  quarterly  in arrears on the fifteenth day of each  January,

April, July and October beginning after the Initial Funding  Date and  also on the Termination Date, a fronting fee equal to  0.25%

per  annum  applied  (on the basis of actual days  elapsed  in  a

360-day  year) to the maximum amount available to be  drawn  from day  to day during the immediately preceding fiscal quarter under each  Letter  of  Credit issued by it, and  (ii)  on  demand  the standard charges assessed by such Issuing Bank including  charges

assessed  in  connection  with  the  negotiation,  amendment   or

cancellation of Letters of Credit.



          3.09.  Indemnification; Exoneration.
                 ----------------------------


           (a)        In addition to amounts payable as elsewhere

provided  in  this  Article III, the Borrower  hereby  agrees  to
                    -----------
protect,  indemnify, pay and save the Administrative Agent,  each

Issuing  Bank and each Lender harmless from and against  any  and all  Liabilities and Costs which the Administrative Agent or such

Issuing  Bank  or  Lender  may  incur  or  be  subject  to  as  a consequence,  direct  or indirect, of (i)  the  issuance  of  the

Letter of Credit other than, in the case of such Issuing Bank, as a  result  of  its  gross  negligence or willful  misconduct,  as determined  by  the  final  judgment  of  a  court  of  competent jurisdiction or (ii) the failure of such Issuing Bank to honor  a drawing  under such Letter of Credit as a result of  any  act  or omission, whether rightful or wrongful, of any present or  future de  jure  or  de facto Governmental Authority (all such  acts  or omissions herein called "Governmental Acts").
                         -----------------


           (b)        As between the Borrower, the Administrative

Agent,  the  Lenders and the Issuing Banks, the Borrower  assumes all  risks of the acts and omissions of, or misuse of such Letter

of  Credit  by,  the beneficiary of such Letter  of  Credit.   In

furtherance  and not in limitation of the foregoing, the  Issuing

Banks,  the  Administrative Agent and the Lenders  shall  not  be responsible  (except, in the case of an Issuing  Bank,  for  such

Issuing   Bank's  gross  negligence  or  willful  misconduct   in

=================================================================

                            -52-


connection therewith):  (i)  for the form, validity, sufficiency,

accuracy,  genuineness or legal effect of any document  submitted by  any party in connection with the application for and issuance of  the Letters of Credit, even if it should in fact prove to  be

in   any  or  all  respects  invalid,  insufficient,  inaccurate,

fraudulent  or  forged; (ii)  for the validity or sufficiency  of

any  instrument  transferring  or  assigning  or  purporting   to

transfer  or assign a Letter of Credit or the rights or  benefits thereunder  or proceeds thereof, in whole or in part,  which  may

prove  to  be invalid or ineffective for any reason;  (iii)   for

errors,  omissions,  interruptions or delays in  transmission  or delivery  of  any  messages, by mail,  cable,  telegraph,  telex,

facsimile,   or   other  similar  form  of  teletransmission   or

otherwise, whether or not they be in cipher; (iv) for  errors  in interpretation of technical terms; (v) for any loss or  delay  in the  transmission or otherwise of any document required in  order to  make  a drawing under any Letter of Credit or of the proceeds thereof;  (vi)  for the misapplication by the  beneficiary  of  a

Letter of Credit of the proceeds of any drawing under such Letter of  Credit;  and (vii) for any consequences arising  from  causes beyond the control of the Administrative Agent, the Issuing Banks and  the  Lenders including any Governmental Acts.  None  of  the above shall affect, impair, or prevent the vesting of any Issuing

Bank's rights or powers under this Section 3.09.
                                   ------------


           (c)         In  furtherance and extension and  not  in

limitation of the specific provisions hereinabove set forth,  any action taken or omitted by an Issuing Bank under or in connection with  Letters of Credit issued on behalf of the Borrower  or  any related  certificates, if taken or omitted in good  faith,  shall not,  in  the  absence of gross negligence or willful misconduct,

put  such  Issuing Bank, the Administrative Agent or  any  Lender under  any  resulting liability to the Borrower  or  relieve  the

Borrower of any of its obligations hereunder to any such Person.




                           ARTICLE IV



           Conditions To Loans and Letters of Credit
           -----------------------------------------


           4.01.   Conditions Precedent to the  Initial  Funding.
                   ---------------------------------------------
The  obligation of each Lender to make any Loan requested  to  be made by it on the Initial Funding Date (individually, an "Initial

Loan"  and collectively, the "Initial Loans") and of the  Issuing
                              -------------
Banks  to  issue  any  Letter of Credit pursuant  hereto  on  the

Initial Funding Date, and the effectiveness of this Agreement  on the Initial Funding Date, shall be subject to satisfaction of all of  the following conditions precedent (unless waived by all  the

Lenders):



           (a)         Certain  Documents and Other  Items.   The
                       ------------------------------------
Administrative Agent shall have received on or before the Initial

Funding  Date  all  of  the following, all of  which,  except  as provided  below,  shall be in form and substance satisfactory  to the Administrative Agent and the Lenders and in sufficient copies for each Lender:



              (i)   This Agreement, executed by the Borrower  and

each of the Lenders, together with all Exhibits and Schedules;




               (ii)    Evidence  that  (A)  the  Existing  Credit

Agreement  shall  have been terminated and all  amounts  due  and payable  thereunder (other than the Existing  Letters  of  Credit issued thereunder) shall have been paid and all Liens granted  in

=================================================================
                                -53-


connection therewith shall have been released, and (B)  the  HKSB

Facility  shall  have  been terminated and all  amounts  due  and payable  thereunder shall have been paid, all letters  of  credit issued  thereunder  shall have been terminated or  collateralized and  all  Liens granted in connection therewith shall  have  been released,  and  (C) the Receivables Transaction shall  have  been terminated;



              (iii)   (A)  The Borrower Pledge Agreement and  (B)

the  Trademark Security Agreement, in each case, executed by  the

Borrower, together with stock certificates and appropriate  stock powers  (endorsed in blank) in respect of any securities  pledged pursuant to the Borrower Pledge Agreement;




             (iv)  The ATSC Guaranty executed by ATSC;



              (v)   The  ATSC Pledge Agreement executed by  ATSC,

together  with  stock certificates and appropriate  stock  powers

(endorsed in blank) in respect of any securities pledged pursuant to the ATSC Pledge Agreement;



               (vi)    The  Subsidiary  Guaranty  and  Collateral

Agreement  executed  by  each Restricted Subsidiary  (other  than

Foreign  Subsidiaries),  together  with  stock  certificates  and appropriate  stock powers (endorsed in blank) in respect  of  any securities  pledged  pursuant  to  the  Subsidiary  Guaranty  and

Collateral Agreement;



              (vii)  The Borrower's Certificate of Incorporation,

as amended, modified or supplemented to the Initial Funding Date,

certified  to  be true, correct and complete by the Secretary  of

State  of  Delaware as of a date not more than ten Business  Days prior  to the Initial Funding Date, together with a good standing certificate from the Secretary of State of Delaware dated a  date not  more  than  ten Business Days prior to the  Initial  Funding

Date;



              (viii)   ATSC's  Certificate of  Incorporation,  as

amended,  modified or supplemented, to the Initial Funding  Date,

certified  to  be true, correct and complete by the Secretary  of

State  of  Delaware as of a date not more than ten Business  Days prior  to the Initial Funding Date, together with a good standing certificate from the Secretary of State of Delaware dated as of a date not more than ten Business Days prior to the Initial Funding

Date;



              (ix)   A  certificate of the Secretary or Assistant

Secretary  of  the  Borrower  dated  the  Initial  Funding   Date

certifying  (A)  the names and true signatures of  the  incumbent officers  of the Borrower authorized to sign this Agreement,  the other  Loan  Documents  and  any  notice  or  certificate  to  be delivered hereunder, (B) the By-Laws of the Borrower as in effect on  the  date of such certification, (C) the resolutions  of  the

Borrower's Board of Directors approving and authorizing  (x)  the execution,  delivery and performance of this Agreement,  and  all other Loan Documents executed by the Borrower, (y) the extensions of  credit  contemplated hereunder and (z) the  granting  by  the

Borrower  of the Liens created by the security documents  related hereto and (D) that there have been no changes in the Certificate of  Incorporation  of the Borrower since the  date  of  the  most recent  certification  thereof  by  the  Secretary  of  State  of

Delaware;



              (x)   A  certificate of the Secretary or  Assistant

Secretary  of ATSC dated the Initial Funding Date certifying  (A)

the  names and true signatures of the incumbent officers of  ATSC


==================================================================
                             -54-


authorized  to  sign  the  ATSC  Guaranty  and  the  ATSC  Pledge

Agreement,  (B) the By-Laws of ATSC as in effect on the  date  of such  certification,  (C)  the resolutions  of  ATSC's  Board  of

Directors  approving and authorizing the execution, delivery  and performance  of  the ATSC Guaranty and the ATSC Pledge  Agreement

and all other Loan Documents executed by ATSC, and (D) that there have  been no changes in the Certificate of Incorporation of ATSC since  the date of the most recent certification thereof  by  the

Secretary of the State of Delaware;



              (xi)   A favorable legal opinion, dated the Initial

Funding  Date, addressed to the Administrative Agent, the Issuing

Banks  and the Lenders from Skadden, Arps, Slate, Meagher &  Flom

LLP,  special  counsel to the Borrower and ATSC, in substantially the form of Exhibit 4.01(a)(xi), with such changes thereto as may
            -------------------
be approved by the Administrative Agent;



              (xii)   UCC-1  financing statements signed  by  the

Borrower  or  ATSC,  as  the case may be, as  debtor  naming  the

Administrative  Agent  as  secured  party  to  be  filed  in  the jurisdictions listed on Schedule 4.01; provided, that no  fixture
                        -------------  --------
filings shall be required to be made;




             (xiii)  A certificate dated the Initial Funding Date

executed  by  a Responsible Officer of each of the  Borrower  and

ATSC to the effect that there has been no material adverse change in  the condition (financial or otherwise), business, operations,

properties or prospects of the Borrower or ATSC, from the date of the last available financial statements;




              (xiv)  A collateral appraisal of certain assets  of

the Borrower and its Subsidiaries issued by M.R. Weiser;





              (xv)  A Borrowing Base Certificate for the Borrower

and  the  Subsidiary Guarantors, dated the Initial Funding  Date,

with  appropriate  insertions  and  attachments  executed  by   a

Responsible  Officer  of  the  Borrower  and  setting  forth  the

Borrowing Base Amount as of May 30, 1998.




              (xvi)  The results of a recent lien search in  each

of  the  jurisdictions  where assets  of  the  Borrower  and  its

Subsidiaries are located revealing that no liens on any assets of the  Borrower  or its Subsidiaries except for liens permitted  by

Section 8.02(b); and
---------------


              (xvii)  Such additional items as the Administrative

Agent or the Requisite Lenders may reasonably require.




          (b)        Fees and Expenses Paid.  All costs, fees and
                     ----------------------
expenses (including the costs and expenses of one outside counsel and, without duplication, the allocated cost of in-house counsel)

for  which  invoices have been delivered at least three  Business

Days  prior  to  the Initial Funding Date and other  compensation

payable   to   the   Arranger,  the   Syndication   Agents,   the

Administrative  Agent, the Issuing Banks and  the  Lenders  shall have been paid.



          (c)  Authorized Officers of the Borrower.  The Borrower
               -----------------------------------
shall  have notified the Administrative Agent in writing  of  the names  of the officers and employees authorized to request  Loans and Letters of Credit and to request a conversion/continuation of any  Loan  and  shall  provide the Administrative  Agent  with  a specimen signature of each such officer or employee.

=================================================================

                           -55-


           The acceptance by the Borrower of the proceeds of  the

Initial  Loans  made hereunder shall constitute a  representation and  warranty by the Borrower as of the Initial Funding  Date  in respect  of such Loans that all the conditions contained in  this

Section 4.01 have been satisfied or waived in writing pursuant to

Section 12.08.
-------------


          4.02.  Conditions Precedent to all Loans and Letters of
                 ------------------------------------------------
Credit.  The obligation of the Lenders to make any Loan requested
------
to  be made by it, and of any Issuing Bank to issue any Letter of

Credit,  on  any  date,  is subject to the  following  conditions precedent as of such date:



           (a)         Notice  of  Borrowing.  The Administrative
                       ---------------------
Agent  shall  have received in accordance with the provisions  of

Section  2.01(b), on or before any Funding Date for any  Loan,  a
----------------
Notice of Borrowing.



           (b)        Additional Matters.  As of the Funding Date
                      -------------------
for any Loan or the date of issuance of any Letter of Credit:




                 (i)      Representations and Warranties.  All of
                          ------------------------------
the  representations and warranties of the Borrower contained  in or  repeated  pursuant  to Section 5.02 and  in  any  other  Loan
                           ------------
Document   (other  than  representations  and  warranties   which

expressly  speak only as of a different date) shall be  true  and complete in all material respects on and as of such Funding  Date or issuance date, as though made on and as of such date;



                (ii)       No  Default.  No Event of  Default  or
                           -----------
Potential  Event of Default shall have occurred and be continuing or  would  result from the making of the requested  Loan  or  the issuance of the Letter of Credit; and



               (iii)       No Material Adverse Change.  No  event
                           --------------------------
shall  have  occurred  after  January  31,  1998  which,  in  the reasonable  judgment  of the Requisite Lenders,  has  had  or  is likely to have a Material Adverse Effect.



            (c)Supplemental   Documentation.    Such   additional
               ----------------------------
documentation   (including   opinions   of   counsel)   as    the

Administrative  Agent  or any Lender through  the  Administrative

Agent may reasonably require.



           (d)  Compliance  with Borrowing  Base.   After  giving
                --------------------------------
effect  to  the  making  of such Loans or the  issuance  of  such

Letters of Credit, the sum of (i) the aggregate principal  amount of  Loans  then  outstanding  plus  (ii)  the  Letter  of  Credit obligations  at  such  time does not exceed  the  Borrowing  Base

Amount at such time.



           The acceptance by the Borrower of the proceeds of each

Loan made on any Funding Date other than the Initial Funding Date or  the issuance of any Letter of Credit in accordance with  this

Agreement shall constitute a representation and warranty  by  the

Borrower  as of such Funding Date or issuance date that  all  the conditions contained in this Section 4.02 have been satisfied  or
                             ------------
waived in writing pursuant to Section 12.08.
                              -------------

=================================================================
                             -56-


                           ARTICLE V



                 Representations and Warranties
                 ------------------------------


           5.01.   Representations and Warranties on the  Initial
                   ----------------------------------------------
Funding Date.  In order to induce the Lenders to enter into  this
------------
Agreement  and  to  make the Initial Loans, the  Borrower  hereby represents  and warrants to each Lender, each Issuing  Bank,  the

Syndication  Agents  and  the  Administrative  Agent   that   the

following statements are true and correct:




           (a)         Organization; Corporate Powers.   Each  of
                       ------------------------------
ATSC, the Borrower and each Subsidiary of the Borrower (i)  is  a corporation duly organized, validly existing and in good standing under  the laws of the jurisdiction of its organization, (ii)  is duly qualified to do business as a foreign corporation and is  in good  standing under the laws of each jurisdiction  in  which  it owns  or  leases  real property or in which  the  nature  of  its

business   requires   it  to  be  so  qualified,   except   those

jurisdictions where the failure to be in good standing or  to  so qualify  has not had or will not have a Material Adverse  Effect,

and (iii) has all requisite corporate power and authority to own,

operate  and encumber its property and assets and to conduct  its business  as presently conducted and as proposed to be  conducted

in   connection  with  and  following  the  consummation  of  the transactions contemplated by the Loan Documents.



           (b)         Authority.  (i) Each Loan  Party  has  the
                       ---------
requisite  corporate power and authority to execute, deliver  and perform its obligations under each of the Loan Documents executed by it, or to be executed by it.



              (ii)   The execution, delivery and performance  (or

filing  or  recording, as the case may be) of each  of  the  Loan

Documents  to  which  it  is party and the  consummation  of  the transactions  contemplated thereby, have been duly authorized  by all necessary corporate action on the part of each Loan Party and no other corporate proceedings on the part of such Loan Party are necessary to consummate such transactions.



              (iii)  Each of the Loan Documents (other than those

not  in  effect on the date of the making of this representation)

to  which  it is a party has been duly executed and delivered  by each  Loan  Party  and constitutes its legal, valid  and  binding obligation, enforceable against it in accordance with its  terms,

is  in full force and effect and no term or condition thereof has been  amended,  modified or waived from the terms and  conditions contained therein delivered to the Administrative Agent  pursuant

to   Article  IV  without  the  prior  written  consent  of   the
     -----------
Administrative  Agent and the Requisite Lenders,  and  each  Loan

Party  and,  to the best of the Borrower's knowledge,  the  other parties  thereto  have  performed and complied  in  all  material respects with all the material terms, provisions, agreements  and conditions  set  forth therein and required to  be  performed  or complied  with  by such parties on or before the  effective  date thereof, and no default by any such party exists thereunder.




           (c)         No Conflict.  The execution, delivery  and
                       -----------
performance of each Loan Document to which it is a party by  each

Loan  Party and each of the transactions contemplated thereby  do not  and will not (i) constitute a tortious interference with any

Contractual  Obligation  of any Person, any  liability  resulting from  which  would  have  or be reasonably  expected  to  have  a

Material  Adverse Effect, or (ii) conflict with or  violate  such

Person's  Certificate  of  Incorporation  or  By-Laws  or   (iii)

=================================================================
                        -57-

conflict  with,  result  in a breach of or  constitute  (with  or without  notice  or  lapse of time or both) a default  under  any

Requirement of Law or material Contractual Obligation of ATSC  or of  the Borrower or any Subsidiary of the Borrower or (iv) result in  or  require the creation or imposition of any Lien whatsoever upon any of the properties or assets of ATSC, the Borrower or any

Subsidiary  of  the Borrower (other than Liens in  favor  of  the

Administrative Agent or the Issuing Banks arising pursuant to the

Loan  Documents or Liens permitted pursuant to Section  8.02(b)),
                                               -----------------
or (v) require any approval of stockholders, unless such approval has been obtained.



            (d)         Governmental  Consents.   The  execution,
                        ----------------------
delivery and performance of each Loan Document to which it  is  a party,  by  each  Loan  Party  and the transactions  contemplated thereby  do  not  and  will not require  any  registration  with,

consent or approval of, or notice to, or other action, with or by any  Governmental Authority, except filings, consents or  notices which  have  been,  or will in due course be, made,  obtained  or given.



           (e)        Governmental Regulation.  None of ATSC, the
                      -----------------------
Borrower  or  any  of its Subsidiaries is subject  to  regulation under  the  Public  Utility Holdings Company  Act  of  1935,  the

Federal  Power  Act, the Interstate Commerce Act, the  Investment

Company  Act  of 1940 or any other statute or regulation  of  any

Governmental   Authority  such  that   its   ability   to   incur

indebtedness  is  limited  or  its  ability  to  consummate   the

transactions contemplated hereby is materially impaired.



           (f)         Financial  Position.   All  quarterly  and
                       -------------------
annual  financial  statements of ATSC, the  Borrower  or  of  the

Borrower and any of its Restricted Subsidiaries delivered to  the

Administrative  Agent  were prepared  in  conformity  with  GAAP,

except  as  otherwise  noted  therein,  and  fairly  present  the financial  position  of ATSC, the Borrower  or  the  consolidated financial  position of ATSC, the Borrower and such  Subsidiaries,

as  the  case may be, as at the respective dates thereof and  the results of operations and changes in cash flows for each  of  the periods  covered thereby, subject, in the case of  any  unaudited interim financial statements, to changes resulting from audit and normal year-end adjustments.  Except as contemplated in the  Loan

Documents,  none of ATSC, the Borrower or any of  its  Restricted

Subsidiaries has any material obligations, contingent liabilities or liabilities for taxes, long term leases or material or unusual forward or long term commitments which are not reflected in  such financial statements and the notes thereto.




           (g)         Permitted  Indebtedness.  All  Obligations
                       -----------------------
hereunder    constitute    "Permitted   Indebtedness",    "Senior

Indebtedness" and "Designated Senior Indebtedness" as such  terms

are   defined  in  the  Subordinated  Note  Indenture   and   any

Subordinated Debt Indenture.  As of the Initial Funding Date,  no

Indebtedness  (other  than  the  Obligations)  is  designated  as

"Designated  Senior Indebtedness" under and  as  defined  in  the

Subordinated Note Indenture.  No Event of Default (as defined  in the  Subordinated Note Indenture) has occurred and is  continuing under the Subordinated Note Indenture and, after issuance of  any

Subordinated  Debt,  no  event of default  has  occurred  and  is continuing with respect to such Subordinated Debt.



           (h)        Litigation; Adverse Effects.  (i) There  is
                      ---------------------------
no  action,  suit, proceeding, investigation of any  Governmental

Authority  or arbitration, at law or in equity, or before  or  by any Governmental Authority, pending, or, to the best knowledge of the  Borrower,  threatened  against ATSC,  the  Borrower  or  any

================================================================

Subsidiary of the Borrower or any property of any of them,  which would  be  reasonably  expected to (A)  result  in  any  Material

Adverse  Effect, (B) materially and adversely affect the  ability of  any  party  to  any  of  the Loan Documents  to  perform  its obligations  thereunder, or (C) materially and  adversely  affect the  ability  of the Borrower to perform its Obligations  or  the

Lenders' ability to enforce such Obligations.



              (ii)   None of ATSC, the Borrower or any Subsidiary

of  the Borrower is (A) in violation of any applicable law  which violation has or might reasonably be expected to have a  Material

Adverse  Effect, or (B) subject to or in default with respect  to any  final  judgment, writ, injunction, decree,  order,  rule  or regulation  of any court or Governmental Authority which  has  or might  have a Material Adverse Effect.  There is no action, suit,

proceeding or investigation pending or, to the knowledge  of  the

Borrower,  threatened against or affecting ATSC, the Borrower  or any  Subsidiary of the Borrower challenging the validity  or  the enforceability of any of the Loan Documents.



           (i)         No  Material  Adverse Change.   There  has
                       ----------------------------
occurred  no event since January 31, 1998 which has or  would  be reasonably expected to have a Material Adverse Effect.




           (j)         Payment  of  Taxes.  All tax  returns  and
                       ------------------
reports  of  each  of  ATSC, the Borrower  and  its  Subsidiaries required  to  be filed (including extensions), have  been  timely filed,  and  all  taxes, assessments, fees and other  charges  of

Governmental  Authorities  thereupon and  upon  their  respective properties, assets, income and franchises which are shown on such returns  as  being due and payable, have been paid when  due  and payable, except such taxes, if any, that are reserved against  in accordance  with  GAAP, such taxes which are not yet  delinquent,

such  taxes  which are payable in installments so  long  as  paid before any penalty accrues with respect thereto and such taxes as are being contested in good faith by appropriate proceedings.




           (k)        Material Adverse Agreements.  None of ATSC,
                      ---------------------------
the  Borrower or any of its Subsidiaries is a party to or subject to  any Contractual Obligation or other restriction contained  in its  charter or By-laws which has or would reasonably be expected to  have  a  Material Adverse Effect after giving effect  to  the

consummation  of  the  transactions  contemplated  in  the   Loan

Documents or otherwise.



           (l)         Securities Activities.  None of ATSC,  the
                       ---------------------
Borrower or any of its Subsidiaries is engaged in the business of extending  credit for the purpose of purchasing or  carrying  any

Margin  Stock and the Borrower shall not use the proceeds of  any

Loan  in violation of Regulation T, U or X of the Federal Reserve

Board.



           (m)        Disclosure.  Subject to changes in facts or
                      ----------
conditions  which are required or permitted under this Agreement,

the  representations  and warranties of  ATSC  and  the  Borrower contained  in the Loan Documents, and all certificates and  other documents  delivered  to the Administrative Agent  in  connection therewith,  taken as a whole do not contain any untrue  statement of  a material fact or omit to state a material fact necessary in order  to  make  the statements contained herein or  therein,  in light  of  the  circumstances under which  they  were  made,  not misleading.

==================================================================

           (n)         Patents,  Trademarks, Permits,  Etc.   The
                       -----------------------------------
Borrower  and  each  of  its  Restricted  Subsidiaries  owns,  is licensed  or otherwise has the lawful right to use,  or  has  all permits and other approvals of Governmental Authorities, patents,

trademarks,  service marks, trade names, copyrights,  technology,

know-how  and processes used in or necessary for the  conduct  of its  business  as currently conducted which are material  to  its financial  condition, business, operations, assets and prospects,

individually  or taken as a whole.  The use of such  permits  and other approvals of Governmental Authorities, patents, trademarks,

service  marks trade names, copyrights, technology, know-how  and processes  by  the  Borrower  or any  such  Subsidiary  does  not infringe on the rights of any Person, subject to such claims  and infringements  the  existence of which do not  have  or  are  not

reasonably  expected  to  have a Material  Adverse  Effect.   The

transactions contemplated by the Loan Documents will  not  impair the  ownership of or rights under (or the license or other  right to  use,  as  the  case  may  be) any  permits  and  governmental approvals,  patents,  trademarks,  service  marks,  trade  names,

copyrights, technology, know-how or processes by the Borrower  or any  such  Subsidiary in any manner which has  or  might  have  a

Material Adverse Effect.



           (o)        Environmental Matters.  To the best of  the
                      ---------------------
Borrower's  knowledge, the operations of  the  Borrower  and  its

Restricted Subsidiaries comply in all material respects with  all applicable environmental, health and safety Requirements  of  Law except  where any failure to comply is not reasonably  likely  to have a Material Adverse Effect.




           (p)         ERISA.  Each Plan is in compliance in  all
                       -----
material respects with its terms and with ERISA, the Code and any

applicable  law.   Each Plan which is intended  to  be  qualified

under Section 401(a) of the Code is so qualified and has received a  determination  letter  to that effect,  or  will  promptly  be submitted  to the IRS for a determination that it is so qualified and  that  the  trust  related to any such Plan  is  exempt  from

Federal  income tax under Section 501(a) of the Code as currently

in  effect.   Neither  the Borrower nor any ERISA  Affiliate  has

breached  any  of  the  responsibilities, obligations  or  duties imposed on it by ERISA or regulations promulgated thereunder with respect  to  any  Plan  which  breach  would  have  or  would  be

reasonably  expected  to  have  a Material  Adverse  Effect.   No

Benefit Plan has incurred any accumulated funding deficiency  (as defined in Sections 302(a)(2) of ERISA and 412(a) of the Code) or

is  reasonably  likely to have such a deficiency whether  or  not waived which would have or would be reasonably expected to have a

Material  Adverse Effect, and no application for a funding  waver or  extension of any amortization period pursuant to Section  412 of  the Code has been made with respect to any Plan.  None of the

Borrower, any ERISA Affiliate or any fiduciary of any Plan  which is  not  a  Multiemployer Plan has taken or failed  to  take  any action  which  would constitute or result in a Termination  Event that  would  have  or  would be reasonably  expected  to  have  a

Material  Adverse  Effect.  There are no premium  payments  which

have  become  due  to  the PBGC which are  unpaid.   Neither  the

Borrower  nor  any  ERISA Affiliate has  (i)  failed  to  make  a required  contribution or payment to a Multiemployer  Plan  which would  have  or would be reasonably expected to have  a  Material

Adverse  Effect  or  (ii) made a complete or  partial  withdrawal under  Section  4203  or 4205 of ERISA from a Multiemployer  Plan which  would  have  or would be reasonably  expected  to  have  a

Material  Adverse  Effect.  Neither the Borrower  nor  any  ERISA

Affiliate has failed to make a required installment or any  other required  payment under Section 412 of the Code on or before  the due  date for such installment or other payment which would  have or  would  be  reasonably  expected to have  a  Material  Adverse

Effect.  Neither the Borrower nor any ERISA Affiliate is required

=================================================================
to provide security to a Benefit Plan under Section 401(a)(29) of the  Code due to a Plan amendment that results in an increase  in current liability for,the plan year.



          (q)        Year 2000.  The Borrower has been conducting
                     ---------
a  comprehensive review of its computer systems to identify those that could be adversely affected by the "Year 2000 problem" (that is, the inability of computers, as well as embedded microchips in

non-computing   devices,   to  perform  properly   date-sensitive

functions  with  respect  to certain dates  prior  to  and  after

December  31, 1999) and is developing an implementation  plan  to

resolve  any  problem  identified in such review.   The  Borrower

reasonably  believes that any reprogramming and  testing  of  its computer  systems required in respect of the "Year 2000  problem"

will  be  completed  by March 31, 1999, and that  the  Year  2000 problem  as  it  relates  to  the  Borrower's  computer  systems,

including  costs of remediation, will not result  in  a  material adverse change in the operations, business, properties, condition

(financial  or  otherwise) or prospects of the Borrower  and  its

Restricted Subsidiaries.




            5.02.    Subsequent   Funding   Representations   and
                     --------------------------------------------
Warranties.   In  order to induce the Lenders to make  any  Loans
----------
after  the Initial Funding Date, and the Issuing Banks  to  issue

Letters of Credit, the Borrower hereby represents and warrants to each Lender, each Issuing Bank, and the Administrative Agent that the  statements set forth in Section 5.01 (except to  the  extent
                             ------------
that  such  statements expressly are made only as of the  Initial

Funding  Date),  are true, correct and complete in  all  material respects as though made on and as of the Funding Date in  respect of  each Borrowing after the Initial Funding Date and the date of

issuance   of   each   Letter   of  Credit,   except   that   the

representations and warranties need not be true  and  correct  to the extent that changes in the facts and conditions on which such

representations  and  warranties  are  based  are   required   or

permitted under this Agreement.





                           ARTICLE VI



                      Reporting Covenants
                      -------------------


           6.01.   Financial Statements.  So long as the Borrower
                   --------------------
shall have any Obligation or any Lender shall have any Commitment hereunder  or  any  Letter of Credit shall  be  outstanding,  the

Borrower  shall maintain or cause to be maintained  a  system  of accounting established and administered in accordance with  sound business  practices and consistent with past practice  to  permit preparation of financial statements in conformity with GAAP,  and each  of  the  financial  statements  described  below  shall  be

prepared  from  such  system  and records.   The  Borrower  shall

deliver  or  cause  to  be delivered to the Administrative  Agent

(with a sufficient number of copies for each Lender):




          (a)        (i) As soon as practicable, and in any event

within 45 days after the end of each of ATSC's first three fiscal quarters on a consolidated basis for ATSC, the Borrower  and  its

Restricted  Subsidiaries, a balance sheet, income  statement  and cash  flow  statement for such fiscal quarter and a  year-to-date balance sheet, income statement and cash flow statement of  ATSC,

the Borrower and its Restricted Subsidiaries, and (ii) as soon as practicable,  and in any event within 30 days after  the  end  of each fiscal month of ATSC (other than a fiscal month which is the last  fiscal month of a fiscal quarter), on a consolidated  basis


=================================================================
for ATSC, the Borrower and its Restricted Subsidiaries, a balance sheet,  income statement and cash flow statement for such  fiscal month and a year-to-date balance sheet, income statement and cash

flow   statement  for  ATSC,  the  Borrower  and  its  Restricted

Subsidiaries, all certified by a Responsible Officer;




           (b)         As  soon as practicable, and in any  event

within  90  days  after  the  end of  each  Fiscal  Year,  annual financial  statements  on  a consolidated  basis  for  ATSC,  the

Borrower  and  its Subsidiaries, consisting of a  balance  sheet,

income  statement  and  cash  flow statement,  certified  without

qualification  by  the  firm  of  independent  certified   public

accountants of recognized national standing regularly retained by

ATSC  and acceptable to the Administrative Agent, and accompanied by  such  firm's certification that, in the course of  its  audit

(conducted   in  accordance  with  generally  accepted   auditing

standards), it obtained no knowledge that an Event of Default  or

Potential  Event  of  Default has  occurred  as  a  result  of  a violation of any of the covenants set forth in Article IX;
                                               -----------



           (c)         As  soon as practicable, and in any  event

within  45  days  after  the  end  of  each  Fiscal  Year,  on  a consolidated  basis for ATSC, the Borrower and its  Subsidiaries,

detailed   financial  projections  for  the  Fiscal   Year   next

succeeding  such Fiscal Year, including a written explanation  of the principal assumptions made with respect thereto;




           (d)   (i) Together with each delivery of the financial

statements  pursuant  to  paragraphs  (a)(i)  and  (b)  above,  a
                          ------------------       ---
Compliance Certificate of the Borrower substantially in the  form of  Exhibit  6.01(d)(i),  stating  that  the  executive  officers
    -------------------
signatory  thereto have reviewed the terms of this Agreement  and the  Collateral Documents, and have made, or caused  to  be  made under  their  supervision, a review in reasonable detail  of  the transactions  and condition of the Borrower and its Subsidiaries,

during   the   accounting  period  covered  by   such   financial

statements, and that such review has not disclosed the  existence during  or  at  the end of such accounting period, and  that  the signers do not have knowledge of the existence as at the date  of such certificate, of any condition or event which constitutes  an

Event  of Default or Potential Event of Default, or, if any  such condition  or event existed or exists, specifying the nature  and period  of  existence thereof and what action  the  Borrower  has taken,  is  taking  and  proposes to take with  respect  thereto;

provided, however, that Attachment 2 to Exhibit 6.01(d)(i),  need
--------  -------       ------------    ------------------
not  be  included in the Compliance Certificate provided together with the financial statements delivered pursuant to paragraph (a)
                                                    -------------
above  and  (ii)  not later than 45 days after the  end  of  each fiscal  quarter (including the fourth fiscal quarter), a  Pricing

Ratio    Certificate,    substantially    in    the    form    of

Exhibit  6.01(d)(ii) (a "Pricing Ratio Certificate"), calculating
------------------       -------------------------
the Pricing Ratio for the four consecutive fiscal quarters ending with such fiscal quarter.



            (e)          Promptly  upon  the  Borrower  obtaining

knowledge  (A)  of  any condition or event which  constitutes  an

Event  of  Default  or  Potential Event of Default,  (B)  of  any

condition  or  event  which constitutes an event  of  default  or which, with the giving of notice or lapse of time or both,  would constitute  an  event  of  default under  the  Subordinated  Note

Indenture  or  any  Subordinated Debt Indenture  or  (C)  of  any

condition  or  event which has or in the Borrower's  judgment  is likely  to  have  a Material Adverse Effect, a certificate  of  a

Responsible Officer specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by any lender or holder of the Subordinated Notes or any  Subordinated  Debt and the nature of such  claimed  default,

================================================================
                          -62-


Event of Default, Potential Event of Default, event or condition,

and what action the Borrower has taken, is taking and proposes to take with respect thereto;




           (f)   (A)  Promptly after learning thereof, notice  of

the  institution of, or threat of, any action, suit,  proceeding,

governmental  investigation or arbitration against  or  affecting

ATSC,  the Borrower or any Restricted Subsidiary of the  Borrower

involving  claims  in excess of $5,000,000, or  any  Property  of

ATSC,  the Borrower or any Restricted Subsidiary of the  Borrower

valued  in  excess of $5,000,000 except, in each case, where  the same  is  fully  covered by insurance (other than any  applicable deductible)  or has been previously disclosed in writing  by  the

Borrower  and  of  any material adverse change  in  any  existing

action,   suit,   proceeding,   governmental   investigation   or

arbitration;  and (B) promptly upon learning thereof,  notice  of any  investigation  or proceeding before or by  any  Governmental

Authority, the effect of which might limit, prohibit or  restrict materially the manner in which it currently conducts its business

or   to   declare  any  substance  contained  in   the   products

manufactured  or  distributed by it  to  be  dangerous,  if  such declaration  is  reasonably likely to  have  a  Material  Adverse

Effect;



          (g)        As soon as possible, and in any event within

ten  Business  Days  after  either  the  Borrower  or  any  ERISA

Affiliate  knows  or has reason to know that a Termination  Event has occurred, a written statement of a Responsible Officer of the

Borrower  describing such Termination Event and  the  action,  if any,  which  the Borrower or such ERISA Affiliate has  taken,  is taking  or proposes to take with respect thereto, and when known,

any  action  taken  or threatened by the IRS, DOL  or  PBGC  with respect thereto;



           (h)        Promptly upon, and in any event within  ten

Business  Days  after,  receipt  by  the  Borrower  or  an  ERISA

Affiliate of the PBGC's intention to terminate a Benefit Plan  or to  have a trustee appointed to administer a Benefit Plan, copies of each such notice;




           (i)        Promptly upon, and in any event within  ten

Business  Days  after,  receipt by  the  Borrower  or  any  ERISA

Affiliate  of any unfavorable determination letter from  the  IRS regarding the qualification of a Plan under Section 401(a) of the

Code, copies of such letter;




           (j)        Promptly upon, and in any event within  ten

Business  Days  after,  receipt  by  the  Borrower  or  an  ERISA

Affiliate  of  a notice from a Multiemployer Plan  regarding  the imposition of withdrawal liability, copies of each such notice;




           (k)        Promptly upon, and in any event within  ten

Business  Days,  after the Borrower or any ERISA Affiliate  knows

(A)   a   Multiemployer  Plan  has  been  terminated,   (B)   the

administrator or plan sponsor of a Multiemployer Plan intends  to terminate a Multiemployer Plan, or (C) the PBGC has instituted or will  institute  proceedings  under  Section  4042  of  ERISA  to

terminate   a   Multiemployer  Plan  a   notification   of   such

information;



            (l)         Such  other  information  respecting  the

financial  condition  of  ATSC, the Borrower  or  any  Restricted

Subsidiary   of  the  Borrower,  business,  operations,   assets,

performance  or  prospects  as the Administrative  Agent  or  the

Requisite  Lenders  may,  from time to time,  reasonably  request including  financial  projections and including  monthly  balance sheets, income statements and cash flow statements;

=================================================================

                             -63-




           (m)         On  a  timely  basis consistent  with  the

Borrower's legal obligations to release such materials, copies of all  financial statements, reports and notices, if any,  sent  or made  available generally by the Borrower to the holders  of  its publicly held Securities or sent or made available generally to a holder of the Subordinated Notes or any Subordinated Debt or  the

trustee under the Subordinated Note Indenture or any Subordinated

Debt  Indenture  or filed with the Commission and  of  all  press releases  made available generally by the Borrower to the  public concerning material developments in the business of the Borrower;




          (n)        Upon the request of the Administrative Agent

or  any Lender, copies of any management reports prepared by  the

Borrower's independent certified public accountants in connection with the annual audit;




           (o)         As soon as available, but in any event  no

later  than  15 days after the end of each fiscal  month  of  the

Borrower, a Borrowing Base Certificate of the Borrower  dated  as of  the last day of such fiscal month with appropriate insertions and attachments certified by a Responsible Officer;




           (p) (i) Promptly upon sending or receiving copies, any

and  all  management  letters  and  correspondence  relating   to

management letters, sent or received by the Borrower to  or  from the Borrower's independent certified public accountants, and (ii)

upon  request,  (A) a copy of the Borrower's plan, timetable  and budget  to address the Year 2000 problem, together with  periodic updates  thereof  and expenses incurred to date,  (B)  any  third party assessment of the Borrower's Year 2000 remediation efforts,

and (C) any Year 2000 contingency plans; and



          (q)  Promptly to the Administrative Agent notice of the

Refinancing Date if such Refinancing Date occurs.





                          ARTICLE VII

                     Affirmative Covenants
                     ---------------------

           The  Borrower covenants and agrees that, on and  after

the  date  hereof  and  so  long as any  Lender  shall  have  any

Commitment hereunder or any Letter of Credit shall be outstanding hereunder and until payment in full of all of the Obligations:




           7.01.   Corporate Existence, Etc.  The Borrower shall,
                   -----------------------
and  shall cause ATSC and each of its Restricted Subsidiaries to,

at  all  times maintain its corporate existence and preserve  and keep in full force and effect its rights and franchises except as permitted under Section 8.08.
                ------------



           7.02.  Corporate Powers, Etc.  The Borrower shall, and
                  ---------------------
shall  cause ATSC and each Restricted Subsidiary of the  Borrower

to,   qualify  and  remain  qualified  to  do  business  in  each jurisdiction in which the nature of its business requires  it  to be  so qualified, except in those jurisdictions where the failure to  so  qualify does not have or would not reasonably be expected to have a Material Adverse Effect.


================================================================
                        -64-


           7.03.  Compliance with Laws.  The Borrower shall,  and
                  --------------------
shall  cause ATSC and each Restricted Subsidiary of the  Borrower to,  comply  with  all Requirements of Law, and  all  restrictive covenants  affecting  it or its business, properties,  assets  or operations,  where the failure so to comply would  reasonably  be expected to have Material Adverse Effect.




           7.04.   Payment  of  Taxes and Claims.   The  Borrower
                   -----------------------------
shall, and shall cause ATSC and each Restricted Subsidiary of the

Borrower,  to pay (a) all material taxes, assessments  and  other governmental charges imposed upon it or on any of its  properties or  assets  or  in  respect of any of its  franchises,  business,

income or property before any material penalty or interest  in  a material  amount  accrues thereon, and (b) all claims  (including claims  for  labor, services, materials and supplies)  for  sums,

material in the aggregate, which have become due and payable  and which  by  law have or may become a Lien (other than a  Customary

Permitted  Lien) upon any of its properties or assets,  prior  to the time when any material penalty or fine shall be incurred with respect  thereto;  provided that no such taxes,  assessments  and
                   --------
governmental  charges referred to in clause (a) above  or  claims
                                     ----------
referred  to in clause (b) above need be paid if being  contested
                ---------
in   good   faith  by  appropriate  proceedings  instituted   and

diligently  conducted  and if such reserve or  other  appropriate provision, if any, as shall be required in conformity  with  GAAP shall have been made therefor.



           7.05.   Maintenance  of  Properties;  Insurance.   The
                   ---------------------------------------
Borrower   shall  and  shall  cause  ATSC  and  each   Restricted

Subsidiary of the Borrower to, maintain or cause to be maintained in  good  repair, working order and condition, excepting ordinary wear  and  tear  and damage due to casualty or condemnation,  all

Property material to its operations and will make or cause to  be made  all appropriate repairs, renewals and replacements thereof,

consistent  with  past practice.  The Borrower shall,  and  shall cause  each  of  its  Restricted Subsidiaries to,  maintain  such insurance as it may be required to maintain under its leases  and other  contracts  and, to the extent not inconsistent  with  such

requirements,   shall  also  maintain  with   financially   sound

insurance companies, insurance policies and programs against loss or  damage  by  fire,  theft, burglary,  pilferage  and  loss  in transit,  together  with  such other  hazards  as  is  reasonably consistent  with prudent industry practice, and maintain  product and  other  liability insurance consistent with prudent  industry practice with financially sound insurance companies.




           7.06.   Inspection  of Property;  Books  and  Records;
                   ---------------------------------------------
Discussions.  The Borrower shall, and shall cause ATSC  and  each
-----------
Restricted  Subsidiary  of  the  Borrower  to,  permit  (a)   any

authorized  representative(s) designated  by  the  Administrative

Agent  to  visit  and  inspect any of its  properties,  including financial  and  accounting records, and to make copies  and  take extracts  therefrom,  and to discuss its  affairs,  finances  and accounts with its officers, employees, representatives, agents or independent  certified public accountants,  all  upon  reasonable notice  and  at  such  reasonable time and as  often  as  may  be reasonably  requested and (b) the Administrative  Agent  and  its representatives to perform collateral audits with respect to  the

Credit Card Accounts, Inventory and Eligible Fixed Assets of  the

Borrower and the Subsidiary Guarantors, provided that, unless  an
                                        -------------
Event  of  Default  shall have occurred and  be  continuing,  the

Administrative Agent shall have the right to perform or cause  to be performed only one such collateral audit per year, except that at  any  time  while  the  sum of (i) the  aggregate  outstanding

principal  amount  of  Loans  and  (ii)  the  Letter  of   Credit

Obligations exceeds $100,000,000, the Administrative Agent  shall have the right to perform or cause to be performed up to one such collateral  audit per quarter.  Each such visitation,  inspection


=================================================================
or  collateral  audit made by or on behalf of the  Administrative

Agent shall be at the Borrower's expense.  The Borrower will keep proper books of record and account in which entries in conformity with  GAAP  shall  be  made to prepare the  financial  statements described in Section 6.01 and to satisfy all Requirements of Law.




           7.07.   Labor Matters.  The Borrower shall notify  the
                   -------------
Administrative Agent in writing, promptly, of any material  labor dispute  to which it may become a party, any strikes or  walkouts relating to any of its facilities and the expiration of any labor contract to which it is a party or by which it is bound.




           7.08.   Maintenance  of Permits.  The  Borrower  shall
                   -----------------------
obtain  and  maintain,  and shall cause each  of  its  Restricted

Subsidiaries to obtain and maintain, in full force and effect all

Permits  or  other  rights necessary for  the  operation  of  its business,  except  where the failure to obtain or  maintain  such

Permits  or  rights  would not have or would  not  reasonably  be expected to have a Material Adverse Effect.



           7.09.   ERISA.  The Borrower shall establish, maintain
                   -----
and  operate and cause each of its ERISA Affiliates to establish,

maintain  and  operate,  all Plans in all  material  respects  in compliance with their terms and with the applicable provisions of

ERISA, the Code, and all other Requirements of Law.



           7.10.   Pledge of After-Acquired Property;  Additional
                   ----------------------------------------------
Guarantors.  (a)  With respect to any property acquired after the
----------
Initial  Funding  Date  by  ATSC, the  Borrower  or  any  of  the

Subsidiary  Guarantors (other than (x) any property described  in paragraph  (b), (c) or (d) below, (y) any property subject  to  a

Lien  expressly permitted by Section 8.02(b)(iv) and (z) property
                             -------------------
acquired   by   any   Foreign  Subsidiary)  as   to   which   the

Administrative  Agent, for the benefit of the Lenders,  does  not have a perfected Lien, the Borrower shall, or shall cause ATSC or the  relevant Subsidiary Guarantors to, promptly (i) execute  and deliver  to  the  Administrative Agent  such  amendments  to  the

Collateral   Documents   or   such   other   documents   as   the

Administrative Agent deems necessary or advisable to grant to the

Administrative Agent, for the benefit of the Lenders, a  security interest in such property and (ii) take all actions necessary  or advisable  to grant to the Administrative Agent, for the  benefit of  the Lenders, a perfected first priority security interest  in such  property,  including the filing of Uniform Commercial  Code financing statements in such jurisdictions as may be required  by the  Collateral Documents or by law or as may be requested by the

Administrative Agent.



           (b)   With  respect to any fee interest  in  any  real

property  having a value (together with improvements thereof)  of at  least $1,000,000 acquired after the Initial Funding  Date  by

ATSC,  the  Borrower or any of the Subsidiary  Guarantors  (other than  (x)  any  such real property subject to  a  Lien  expressly permitted  by Section 8.02(b)(iv) and (z) real property  acquired by  any  Foreign Subsidiary), the Borrower shall, or shall  cause

ATSC  or  the  relevant Subsidiary Guarantors  to,  promptly  (i)

execute  and deliver a first priority mortgage, in favor  of  the

Administrative  Agent, for the benefit of the  Lenders,  covering such  real  property,  (ii) if requested  by  the  Administrative

Agent,  provide the Lenders with (x) title and extended  coverage insurance covering such real property in an amount at least equal to the purchase price of such real property (or such other amount as  shall be reasonably specified by the Administrative Agent) as well as a current ALTA survey thereof, together with a surveyor's certificate  and (y) any consents or estoppels reasonably  deemed necessary  or advisable by the Administrative Agent in connection

=================================================================
with  such  mortgage or deed of trust, each of the  foregoing  in form  and substance reasonably satisfactory to the Administrative

Agent and (iii) if requested by the Administrative Agent, deliver to  the  Administrative  Agent legal  opinions  relating  to  the matters  described above, which opinions shall  be  in  form  and substance,  and  from  counsel, reasonably  satisfactory  to  the

Administrative Agent.



           (c)   With  respect  to any new Restricted  Subsidiary

(other  than  a  Foreign  Subsidiary or  a  Nonmaterial  Domestic

Subsidiary)  created or acquired (or any Subsidiary which  ceases to  be  a Nonmaterial Domestic Subsidiary in accordance with  the definition thereof) after the Initial Funding Date by  ATSC,  the

Borrower  or  any  of its Restricted Subsidiaries,  the  Borrower

shall,   or   shall   cause  ATSC  or  the  relevant   Restricted

Subsidiaries  to,  promptly  (i)  execute  and  deliver  to   the

Administrative Agent such amendments to the Collateral  Documents as the Administrative Agent deems necessary or advisable to grant to  the  Administrative Agent, for the benefit of the Lenders,  a perfected  first priority security interest in the Securities  of such  new Subsidiary that are owned by ATSC, the Borrower or  any

Subsidiary  Guarantor, (ii) deliver to the  Administrative  Agent the  certificates, if any, representing such Securities, together with undated stock powers, in blank, executed and delivered by  a duly  authorized officer of ATSC, the Borrower or such Subsidiary

Guarantor,  as  the case may be, (iii) cause such new  Subsidiary

(A)  to  become a party to the Subsidiary Guaranty and Collateral

Agreement,  (B)  to take such actions necessary or  advisable  to grant  to the Administrative Agent for the benefit of the Lenders a  perfected  first priority security interest in the  Collateral described  in  the  Subsidiary Guaranty and Collateral  Agreement

with  respect  to such new Subsidiary, including  the  filing  of

Uniform   Commercial   Code   financing   statements   in    such

jurisdictions as may be required by the Subsidiary  Guaranty  and

Collateral  Agreement or by law or as may  be  requested  by  the

Administrative  Agent  and (C) to deliver to  the  Administrative

Agent  a certificate of such Subsidiary of the type described  in

Section  4.01(a)(ix)  in form and substance satisfactory  to  the
-------------------
Administrative Agent, and (iv) if requested by the Administrative

Agent,   deliver  to  the  Administrative  Agent  legal  opinions

relating to the matters described above, which opinions shall  be in  form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.



           (d)         With respect to any new Foreign Subsidiary

created  or acquired after the Initial Funding Date by ATSC,  the

Borrower or any of the Subsidiary Guarantors, the Borrower shall,

or  shall  cause  ATSC or the relevant Subsidiary Guarantors  to,

promptly (i) execute and deliver to the Administrative Agent such amendments  to  the  Collateral Documents as  the  Administrative

Agent deems necessary or advisable to grant to the Administrative

Agent, for the benefit of the Lenders, a perfected first priority security  interest in the Securities of such new Subsidiary  that is  owned  by  ATSC,  the  Borrower or any  Subsidiary  Guarantor

(provided  that  in no event shall more than  65%  of  the  total outstanding  voting equity Securities of any such new  Subsidiary be required to be so pledged), (ii) deliver to the Administrative

Agent  the  certificates, if any, representing  such  Securities,

together  with  undated  stock powers,  in  blank,  executed  and delivered  by a duly authorized officer of ATSC, the Borrower  or such  Subsidiary  Guarantor, as the case may be,  and  take  such other  action  as  may be necessary or, in  the  opinion  of  the

Administrative  Agent,  desirable to perfect  the  Administrative

Agent's security interest therein, and (iii) if requested by  the

Administrative Agent, deliver to the Administrative  Agent  legal opinions  relating to the matters described above, which opinions shall  be  in  form  and substance, and from counsel,  reasonably satisfactory to the Administrative Agent.

==================================================================

           7.11.  Further Assurances.  At any time and from  time
                  ------------------
to  time,  upon  the Administrative Agent's request  and  at  the expense of the Borrower, promptly and duly execute and deliver or

cause   to  be  executed  and  delivered  any  and  all   further

instruments  and documents and take such further  action  as  the

Administrative Agent may reasonably request to effect the purpose of  the Collateral Documents, including, without limitation,  the filing  of  any  financing or continuation statements  under  the

Uniform  Commercial  Code  in effect  in  any  jurisdiction.   In

addition, the Borrower shall use reasonable commercial efforts to obtain a waiver, in form and substance reasonably satisfactory to the  Administrative Agent, from each landlord in respect  of  any lease  of  real  property entered into by  the  Borrower  or  any

Subsidiary Guarantor after the date hereof.



          7.12.  Year 2000.  The Borrower shall:
                 ---------


           (a)   By  March 31, 1999, make inquiries  of  material

suppliers,  vendors and customers of the Borrower,  to  ascertain whether  such persons are aware of the need to address  the  Year

2000 problem and whether they are taking appropriate steps to  do so;



           (b)   By  March 31, 1999, prepare a project  plan  and

budget  for  ensuring that the Year 2000 problem is  successfully addressed  in  all  material  respects  as  it  pertains  to  the

Borrower's own business, properties or operations, and containing contingency  plans  to  mitigate to the  extent  practicable  the effects  of  any third party's unexpected failure to address  the

Year 2000 problem;



           (c)   By  September  30, 1999, renovate  all  material

systems  and equipment of the Borrower affected by the Year  2000

problem   to  cause  them  to  perform  correctly  date-sensitive

functions  for relevant data from before and after  December  31,

1999 ("Year 2000 Compliance") or replace them with technology not
       --------------------
so affected; and



           (d)   By  September  30, 1999,  complete  testing  and

installation  of  all  material  systems  and  equipment  of  the

Borrower to ensure timely Year 2000 Compliance.





                          ARTICLE VIII



                       Negative Covenants
                       ------------------



           The  Borrower covenants and agrees that, on and  after

the  date  hereof  and  so  long as any  Lender  shall  have  any

Commitment hereunder or any Letter of Credit shall be outstanding hereunder and until payment in full of all of the Obligations:





          8.01.  Indebtedness.  The Borrower shall not, and shall
                 ------------
not  permit ATSC or any Restricted Subsidiary to, create,  incur,

assume  or  otherwise  become or remain  directly  or  indirectly liable with respect to any Indebtedness, except:



          (a)        the Obligations;

=================================================================
                         -68-

           (b)        Indebtedness in the form of bank overdrafts

in the ordinary course of business;



            (c)         the  Subordinated  Notes  and  any  other

Subordinated Debt;



           (d)  (i)  Indebtedness incurred by the Borrower or any

Restricted  Subsidiary to finance Capital Expenditures  and  (ii)

Capital  Lease  obligations  of the Borrower  or  any  Restricted

Subsidiary;



           (e)         Indebtedness in respect  of  Accommodation

Obligations permitted under Section 8.04;
                            ------------


          (f)        Indebtedness of ATSC to the Borrower and any

Restricted  Subsidiary  in  connection  with  any  advances  made pursuant to Section 8.03(b);
            ---------------


           (g)         Indebtedness in respect of  Interest  Rate

Contracts  and Foreign Currency Exchange Agreements entered  into in  the  ordinary  course  of business and  not  for  speculative purposes;



           (h)         subject  to Section 8.03(d),  intercompany
                                   ---------------
Indebtedness among the Borrower and its Restricted Subsidiaries;




           (i)        Indebtedness arising out of Liens permitted

under clauses (iii), (vi) and (ix) of Section 8.02(b);
                                      ---------------



            (j)   Indebtedness  of  ATSC  under  the  Convertible

Debentures and the ATSC Guarantee Agreements;




           (k)  Permitted Existing Indebtedness and refinancings,

renewals or extensions thereof so long as the principal amount of any  such Permitted Existing Indebtedness is not increased  as  a result of any such refinancing, renewal or extension (other  than by  an amount equal to the amount of fees and expenses payable in connection with such refinancing, renewal or extension);



            (l)  other  Indebtedness  of  the  Borrower  and  its

Restricted Subsidiaries not exceeding in the aggregate  principal amount of $10,000,000 at any one time outstanding; and




           (m)   Indebtedness of the Borrower in respect  of  the

intercompany note described in Section 8.05(i).
                               ---------------



          8.02.  Sales of Assets; Liens.
                 ----------------------


           (a)         Sales.  The Borrower shall not, and  shall
                       -----
not  permit  ATSC or any Restricted Subsidiary to, sell,  assign,

transfer,  lease, convey or otherwise dispose of, any  properties or assets, whether now owned or hereafter acquired, or any income or  profits  therefrom, except among ATSC, the Borrower  and  any

Restricted Subsidiary and except:


=================================================================

                (i)      sales of inventory and subleases of real

property in the ordinary course of business (and with respect  to such subleases consistent with its past practices);




                (ii)       subleases of real property not in  the

ordinary course of business, but only to the extent the aggregate annual  rental payments accrued under all such subleases  do  not exceed $1,000,000;



               (iii)       other  sales of assets, including  the

sale  of  Securities  of  Subsidiaries, whether  or  not  in  the ordinary  course of business, and excluding the sale of obsolete,

unused  or unnecessary equipment, having an aggregate fair market value  of  not  more than $1,000,000 pursuant to any  one  single disposition  or $2,000,000 in the aggregate pursuant  to  several dispositions in any one Fiscal Year;



                (iv)       licenses of trademarks to  the  extent

necessary to maintain or protect such trademarks in jurisdictions outside the United States of America;



                  (v)        sales   or  dispositions   of   Cash

Equivalents;



                (vi)      licenses of trademarks to third parties

in exchange for royalty or other similar payments made on an arms-

length  basis  for use in connection with products  not  marketed under such trademarks as of the date hereof;



               (vii)       Investments  permitted  under  Section
                                                          -------
8.03; and
----


              (viii)       so  long as no Event of Default  shall

have  then  occurred and be continuing or would result therefrom,

transfer  of  cash or property in an amount not to exceed  1%  of

EBITDA   for   each  Fiscal  Year  to  a  charitable   foundation

established by the Borrower or ATSC;



provided, that no disposition (other than transfers permitted  by
--------  ----
clause  (vii)  or  (viii))  in  excess  of  $1,000,000  shall  be
-------------      -------
permitted unless the price to be received therefor represents the then  fair market value of the asset or property sold at the time of  such disposition and at least 80% of the price is to be  paid in cash at the closing of the disposition.



           (b)    Liens.  The Borrower shall not, and  shall  not

permit  ATSC  or  any  Restricted Subsidiary to,  create,  incur,

assume or permit to exist, directly or indirectly, any Lien on or with respect to any of its Property except:




             (i) Liens securing the Obligations;



             (ii) Liens upon the interest or title of a lessor or

secured  by a lessor's interest under any lease under  which  the

Borrower  or  any  Restricted Subsidiary is the  lessee  and  the interest  of the lessee under any lease under which the  Borrower or any Restricted Subsidiary is the lessor;



             (iii) Customary Permitted Liens;

===================================================================

             (iv) Liens granted by the Borrower or any Restricted

Subsidiary  (including the interest of a lessor under  a  Capital

Lease)  and Liens on Property existing at the time of acquisition thereof  by  the  Borrower or any Restricted Subsidiary  securing

Indebtedness permitted by Section 8.01(d)(i), provided that  such
                          ------------------  --------
Liens are limited to the assets financed with such Indebtedness;




              (v) Liens on Property of any Person existing at the

time   such  Person  becomes  a  Restricted  Subsidiary  securing

Indebtedness permitted by Section 8.01;
                          ------------


              (vi) Liens with respect to judgments or attachments

which do not result in an Event of Default or Potential Event  of

Default hereunder;



              (vii)  Permitted Existing Liens and any extensions,

renewals  and replacements thereof so long as (i) the  amount  of the  obligations secured thereby is not increased  in  connection with  any  such extension, renewal or replacement and  (ii)  such

Lien  is  limited to the property subject thereto prior  to  such extension, renewal or replacement;



              (viii)   Liens in respect of Indebtedness permitted

pursuant to Section 8.01(l); and
            ---------------



              (ix)  to the extent Indebtedness secured thereby is

permitted  to  be  extended, renewed, replaced or  refinanced,  a future  Lien  upon  any  Property which  is  subject  to  a  Lien described  in  clause (vii) above, if such future  Lien  attaches
               ------------
only   to   the  same  Property,  secures  only  such   permitted

extensions, renewals, replacements or refinancings and is of like quality, character and extent.



           8.03.  Investments.  The Borrower shall not, and shall
                  -----------
not  permit  ATSC or any Restricted Subsidiary to, make  or  own,

directly or indirectly, any Investment in any Person except:



           (a)Investments  by  the  Borrower  or  any  Restricted

Subsidiary in Cash Equivalents;



           (b)Investments  by  the  Borrower  or  any  Restricted

Subsidiary  resulting from advances to ATSC to fund  any  of  the items set forth in Section 8.05(a), (b), (g) or (i);
                   --------------   ---  ---    ---


          (c)Investments by ATSC in the Borrower;



           (d)Investments  by ATSC, the Borrower  and  Restricted

Subsidiaries   in   the   Borrower  or   any   other   Restricted

Subsidiaries,  provided  that,  after  giving  effect   to   such
               --------
Investment,  the aggregate then outstanding amount  of  all  such

Investments  by  the  Borrower  and  the  Subsidiary   Guarantors

(including  Investments in the nature of sales and  transfers  of

assets   for  less  than  fair  market  value  and  Accommodation

Obligations)  made  subsequent to the  Initial  Funding  Date  in

Foreign  Subsidiaries  shall  not  exceed  $5,000,000,  provided,

further,  that  the conversion of any Indebtedness  owed  to  the

Borrower  or any Restricted Subsidiary by any Foreign  Subsidiary

into  equity  of such Foreign Subsidiary shall not constitute  an additional Investment in such Foreign Subsidiary by the  Borrower

==================================================================
or  such  Restricted Subsidiary for purposes  of  the  limitation contained  in  the immediately preceding proviso; notwithstanding the  foregoing, no Investments in Foreign Subsidiaries  shall  be made  upon the occurrence and during the continuance of an  Event of Default;



           (e)Investments  in  joint ventures  (in  the  form  of

corporations,   partnerships  or  otherwise)   and   Unrestricted

Subsidiaries in a maximum amount not exceeding $15,000,000 at any one  time  outstanding;  provided that no  Investments  in  joint
                         --------
ventures  and  Unrestricted Subsidiaries shall be made  upon  the occurrence and during the continuation of an Event of Default;




          (f)Investments not exceeding $5,000,000 at any one time

outstanding  in  respect of loans to senior  executives  and  key employees  of  ATSC,  the Borrower or any Restricted  Subsidiary;

provided  that  no  such  Investments  shall  be  made  upon  the
--------
occurrence and during the continuation of an Event of Default;




           (g)Investments  in  the form of  advance  payments  to

suppliers  not  in excess of an aggregate amount  of  $10,000,000 outstanding at any one time;



           (h)Investments  by  ATSC  in AnnTaylor  Finance  Trust

arising out of payments under the ATSC Guarantee Agreements; and




           (i)other Investments by the Borrower or any Restricted

Subsidiary  not  in  excess of an aggregate  amount  of  $500,000 outstanding at any one time.



           8.04.  Accommodation Obligations.  The Borrower  shall
                  -------------------------
not,  and shall not permit ATSC or any Restricted Subsidiary  to,

create  or  become  or  be liable, directly or  indirectly,  with respect to any Accommodation Obligation except:



           (a)guaranties resulting from endorsement of negotiable

instruments for collection in the ordinary course of business;




            (b)obligations,   warranties  and  indemnities,   not

relating  to Indebtedness of any Person, which have been  or  are undertaken or made in the ordinary course of business and not for the  benefit or in favor of an Affiliate of the Borrower or  such

Subsidiary;



           (c)guaranties of obligations of the Borrower or any of

its  Restricted  Subsidiaries in connection with the  leasing  or financing  of  materials handling equipment, computer  equipment,

furniture and fixtures in the ordinary course of business;



          (d)Accommodation Obligations arising in connection with

the Borrower's agreement to provide one or more Letters of Credit issued  for  the  benefit  of any joint  venture  to  the  extent permitted by Section 8.03(e);
             --------------


           (e)with  respect  to  ATSC, Accommodation  Obligations

arising  in connection with (i) the ATSC Guaranty (ii)  the  ATSC

Pledge  Agreement,  (iii) the ATSC Guarantee Agreements  or  (iv)

Accommodation Obligations for Indebtedness of the Borrower or its

wholly-owned  Restricted Subsidiaries permitted  to  be  incurred under Section 8.01; and
      ------------

=================================================================

            (f)Accommodation  Obligations  under  the  Subsidiary

Guaranty and Collateral Agreement.



           8.05.   Restricted Payments.  The Borrower shall  not,
                   -------------------
and  shall not permit any of its Restricted Subsidiaries or ATSC,

to declare or make any Restricted Payment except:



          (a)scheduled payments (but not prepayments) of interest

due  on the Subordinated Notes or any Subordinated Debt, if  such scheduled payments are permitted to be made pursuant to the terms of such Subordinated Notes or Subordinated Debt;



           (b)dividends paid and declared in any Fiscal  Year  by

the  Borrower  to  ATSC to fund (i) income  and  franchise  taxes payable  in  such Fiscal Year owed by ATSC pursuant  to  the  Tax

Sharing Agreement dated as of July 12, 1989 between ATSC and  the

Borrower; (ii) other ordinary operating expenses of ATSC  not  in excess  of  $500,000 in any Fiscal Year; (iii)  ATSC's  share  of expenses  incurred  in connection with, any  public  offering  of

Common Stock; and (iv) payments permitted under Section 8.05(e);
                                                ---------------



          (c)any Restricted Payment made by any Subsidiary on its

capital stock;



           (d)payments by ATSC to the Investor Group of its share

of  expenses  incurred in connection with any public offering  of the Common Stock held by the Investor Group;



           (e)payments by ATSC or the Borrower to acquire  shares

of  Common  Stock  from employees of ATSC, the  Borrower  or  any

Restricted  Subsidiary  in  an  aggregate  amount  not  exceeding

$100,000 in any Fiscal Year;



           (f)scheduled  payments of dividends on  the  Preferred

Securities;  provided  that  the Borrower  will  cause  AnnTaylor

Finance  Trust  to  exercise  its  right  to  defer  payments  of dividends at any time when an Event of Default or Potential Event of  Default shall have occurred and be continuing or would result therefrom;



           (g)(i) dividends paid and declared by the Borrower  to

ATSC   to  the  extent  necessary  to  pay  interest  under   the

Convertible Debentures and (ii) interest paid by ATSC in  respect of  the  Convertible  Debentures financed  with  such  dividends;

provided that (i) no such dividend shall be declared or paid  and
--------
no  such  interest  shall be paid at any time when  an  Event  of

Default or Potential Event of Default shall have occurred and  be continuing or would result therefrom, and at any such  time,  the

Borrower  will cause ATSC to exercise its right to defer  payment of  such interest and (ii) no such dividends shall be paid  prior to  the  due  date of the corresponding interest payment  on  the

Convertible Debentures;



           (h)  repurchases of the Subordinated Notes pursuant to

Section 2.01(f); and
---------------


          (i)  a one-time dividend in the form of an intercompany

note  in an amount of up to $100,625,000 by the Borrower to  ATSC and  interest  payments on such intercompany note, provided  that
                                                   --------
(i)  such  intercompany note is pledged by ATSC pursuant  to  the

ATSC   Pledge   Agreement,  (ii)  such   intercompany   note   is

subordinated   to  the  Obligations  on  terms   and   conditions

satisfactory  to  the Administrative Agent,  (iii)  no  principal

=================================================================
payments  are  made in respect of such intercompany note  without the  consent of the Requisite Lenders and (iv) interest  payments shall  be made only to the extent necessary to provide funds  for the payment of interest on the Convertible Debentures (ATSC shall be  permitted  to  pay  interest in respect  of  the  Convertible

Debentures  financed  with  such  interest  payments);   provided
                                                         --------
further  that  (A)  no  such  interest  shall  be  paid  on  such
-------
intercompany  note  at  any time when  an  Event  of  Default  or

Potential  Event of Default shall have occurred and be continuing or  would  result therefrom, and at any such time,  the  Borrower will  cause  ATSC  to  exercise its right  to  defer  payment  of interest  on the Convertible Debentures, and (B) no such interest shall be paid on such intercompany note prior to the due date  of the corresponding interest payment on the Convertible Debentures.




           8.06.   Conduct of Business.  The Borrower shall  not,
                   -------------------
and  shall  not  permit  any of its Restricted  Subsidiaries  to,

engage in any business other than (a) the business engaged in  by the  Borrower or such Subsidiary on the date hereof; and (b)  any business activities substantially similar or related thereto.





           8.07.   Transactions  with Affiliates.   The  Borrower
                   -----------------------------
shall not, and shall not permit ATSC or any Restricted Subsidiary to,  at  any  time  after the Initial Funding  Date  directly  or

indirectly   enter  into  or  permit  to  exist  any  transaction

(including the purchase, sale, lease or exchange of any  property or  the  rendering of any service) with any of its Affiliates  on terms  that  are  less  favorable  to  it  than  those  fair  and reasonable  terms  that might be obtained in a  comparable  arms-

length  transaction  at  the time; provided  that  the  foregoing
                                   --------
restriction  shall  not  apply to transactions  among  ATSC,  the

Borrower  and its wholly-owned Restricted Subsidiaries, customary fees paid to members of the Board of Directors of the Borrower or

ATSC  or payments permitted under Section 8.03(g) or the business
                                  ---------------
contemplated  by  the  joint  ventures  permitted  under  Section
                                                          -------
8.03(e).
-------


          8.08.  Restriction on Fundamental Changes.
                 ----------------------------------


           (a)The  Borrower shall not, and shall not  permit  any

Restricted Subsidiary to, enter into any merger or consolidation,

or  liquidate, wind-up or dissolve (or suffer any liquidation  or dissolution),  discontinue its business or convey,  lease,  sell,

transfer or otherwise dispose of, in one transaction or series of transactions,  all  or any substantial part of  its  business  or

Property,  whether  now  or hereafter  acquired,  except  (i)  as

otherwise  permitted  under  Section  8.02(a),  (ii)   that   any
                             ----------------
Restricted  Subsidiary may merge into or convey, sell,  lease  or transfer  all or substantially all of its assets to, the Borrower or  any  other Restricted Subsidiary (provided that if  any  such

Restricted  Subsidiary is a Subsidiary Guarantor,  the  surviving entity of any such merger or the entity to which such assets  are conveyed, sold, leased or transferred must be the Borrower  or  a

Subsidiary  Guarantor)  and (iii) that nothing  contained  herein shall  prohibit  the Borrower from dissolving or liquidating  any

Subsidiary if in the reasonable opinion of the Borrower's  senior management  such  dissolution or liquidation  has  no  reasonable likelihood of having a Material Adverse Effect.



           (b)The Borrower shall not and shall not permit ATSC or

any   Restricted   Subsidiary  to,  amend  its   Certificate   of

Incorporation or By-Laws in a manner that is in any  way  adverse to  the  rights  of  the  Administrative Agent  and  the  Lenders hereunder.

================================================================

           8.09.   ERISA.  The Borrower shall not, and shall  not
                   -----
permit any of its ERISA Affiliates to, do any of the following to the  extent  that  such  act  or failure  to  act  would  in  the aggregate,  after  taking into account any  other  such  acts  or failures to act, have a Material Adverse Effect.




           (a)Engage, or permit any ERISA Affiliate to engage, in

any prohibited transaction described in Sections 406 of ERISA  or

4975 of the Code for which a statutory or class exemption is  not available or a private exemption has not been previously obtained from the DOL;



           (b)permit  to exist any accumulated funding deficiency

(as  defined  in  Sections 302 of ERISA and  412  of  the  Code),

whether or not waived;



            (c)terminate,  or  permit  any  ERISA  Affiliate   to

terminate,  any Benefit Plan which would result in any  liability of the Borrower or any ERISA Affiliate under Title IV of ERISA;





          (d)fail, or permit any ERISA Affiliate to fail, to make

any  contribution or payment to any Multiemployer Plan which  the

Borrower or any ERISA Affiliate may be required to make under any agreement  relating  to  such  Multiemployer  Plan,  or  any  law pertaining thereto;



           (e)fail, or permit any ERISA Affiliate to fail, to pay

any  required  installment or any other  payment  required  under

Section  412  of  the Code on or before the  due  date  for  such installment or other payment; or



           (f)amend,  or permit any ERISA Affiliate to  amend,  a

Plan  resulting in an increase in current liability for the  plan year such that the Borrower or any ERISA Affiliate is required to provide  security  to such Plan under Section 401(a)(29)  of  the

Code.



           8.10.  Sales and Leasebacks.  The Borrower shall  not,
                  --------------------
and shall not permit any Restricted Subsidiary to, become liable,

directly or by way of any Accommodation Obligation, with  respect to  any lease, whether an Operating Lease or a Capital Lease,  of any  Property whether now owned or hereafter acquired, (a)  which the Borrower or any Restricted Subsidiary has sold or transferred or  is to sell or transfer to any other Person, or (b) which  the

Borrower  or any such Restricted Subsidiary intends  to  use  for substantially the same purposes as any other Property  which  has been  or is to be sold or transferred by that entity to any other

Person in connection with such lease.



             8.11.     Subordinated   Indebtedness   and    other
                       ------------------------------------------
Indebtedness.
------------


           (a)No  Change.  The Borrower shall not, and shall  not
              ----------
permit  ATSC  to, amend, supplement or modify the  terms  of  the

Subordinated  Notes,  any  Subordinated  Debt,  the   Convertible

Debentures,  the Preferred Securities or the ATSC Guarantees  (i)

which relate to subordination, interest (including options to pay in  kind),  principal, tenor, extension of maturity, payments  in respect  of  redemptions, repurchases, sinking  fund,  principal,

interest  or other payments, or the acceleration thereof  or  any rescission of acceleration or (ii) except if necessary to  comply with  the provisions of the Trust Indenture Act of 1939 or  (iii)

by  making  more  restrictive,  or adding,  covenants,  breaches,

defaults,  or  events  of  default, or (iv)  by  shortening  cure

=================================================================
periods,  or  (v)  if  the  benefits  to  the  Borrower  or   the

Administrative  Agent  or the Lenders would  thereby  be  in  any material respect limited, restricted or diminished.




           (b)  Notices.   The  Borrower  shall  deliver  to  the
                -------
Administrative Agent (i) a copy of each notice or  other  written communication  delivered by or on behalf of the Borrower  to  any trustee  under the Subordinated Note Indenture, any  Subordinated

Debt Indenture or the Convertible Debentures, such delivery to be made  at  the same time and by the same means as such  notice  or other written communication is delivered to such Person, and (ii)

a  copy of each notice or other written communication received by the  Borrower  from  the  trustee  under  the  Subordinated  Note

Indenture,  any  Subordinated Debt Indenture or  the  Convertible

Debentures,  such delivery to be made promptly after such  notice or other written communication is received by the Borrower.




           (c)   Designated  Senior Indebtedness.   The  Borrower
                 -------------------------------
shall not (i) borrow $20,000,000 or more in respect of any single issue  of  "Senior  Indebtedness" under and  as  defined  in  the

Subordinated Note Indenture or any Subordinated Debt Indenture or

(ii) designate any Indebtedness (other than the Obligations)  as,

or  cause  any  such  Indebtedness to become, "Designated  Senior

Indebtedness"  under  and  as defined in  the  Subordinated  Note

Indenture or any Subordinated Debt Indenture.




           8.12.  Margin Regulations.  No portion of the proceeds
                  ------------------
of  any credit extended under this Agreement shall be used in any

manner  which  might  cause  the  extension  of  credit  or   the

application of such proceeds to violate Regulation T,  Regulation

U  or Regulation X or any other regulation of the Federal Reserve

Board or to violate the Securities Exchange Act or the Securities

Act,  in  each  case as in effect on the date or  dates  of  such

Borrowing and such use of proceeds.



           8.13.  Change of Fiscal Year.  The Borrower shall  not
                  ---------------------
change its Fiscal Year.



           8.14.   Subsidiaries.   (a)  The  Borrower  shall  not
                   ------------
permit,  without  the  consent of the Administrative  Agent,  any

Unrestricted   Subsidiary  to  enter   into   any   Accommodation

Obligation with respect to any Indebtedness of ATSC, the Borrower or  any Restricted Subsidiary or to grant or permit to exist  any

Lien on its Property to secure any such Indebtedness.




           (b)The  Borrower shall not, and shall not  permit  any

Restricted  Subsidiary to, create or otherwise  become  effective any  consensual  encumbrance or restriction of any  kind  on  the ability of any Restricted Subsidiary to pay dividends or make any other  distribution, in respect of its stock or  make  any  other

Restricted Payment, pay any Indebtedness or other Obligation owed to the Borrower or any other Restricted Subsidiary, make loans or advances  or  other  Investments in the  Borrower  or  any  other

Restricted  Subsidiary or sell, transfer or otherwise convey  any

of   its  Property  to  the  Borrower  or  any  other  Restricted

Subsidiary.



           8.15.   Capital Expenditures.  The Borrower shall  not
                   --------------------
make  Capital  Expenditures in any Fiscal Year,  commencing  with

Fiscal  Year  1998,  exceeding  (a)  during  Fiscal  Year   1998,

$52,000,000,  (b)  during Fiscal Year 1999,  the  lesser  of  (1)

$55,000,000  and  (b)  the sum of (A) $35,000,000  plus  (B)  the

Available  Cash for Fiscal Year 1998 and (c) during  Fiscal  Year

2000,  the  lesser of (i) $73,000,000 and (ii)  the  sum  of  (A)

$35,000,000  and  (B) the Available Cash for  Fiscal  Year  1999,

================================================================
provided that in the event that comparable store sales growth for
--------
Fiscal  Year  1998 is 0.0%, Capital Expenditures in  Fiscal  Year

1999  may  not  exceed the sum of (x) $25,000,000  plus  (y)  the

Available Cash Amount for Fiscal Year 1998.



The  Borrower will not, at any time when it is not in  compliance with  Section 9.03, commit to make any Capital Expenditures,  and
      ------------
during  such  time  as  the Borrower is not  in  compliance  with

Section   9.03,  the  Borrower  will  make  only   such   Capital
--------------
Expenditures  as  were  legally committed  at  a  time  when  the

Borrower  was  in  compliance with Section  9.03.   For  purposes
                                   -------------
hereof,  it  is  agreed that the Borrower shall be in  compliance with  Section 9.03 at any time that a breach thereunder has  been
      ------------
effectively waived or cured.




          8.16.   Consignment of Title Documents.  At any time at
                  ------------------------------
the  request of the Administrative Agent or the Requisite Lenders after  the occurrence and during the continuation of an Event  of

Default,  the Borrower shall deliver or cause to be delivered  to the Administrative Agent for the benefit of the Lenders any title or  similar  documents (including, without limitation,  warehouse receipts) in respect of goods covered or originally covered by  a

Letter of Credit (including any Existing Letter of Credit).





                           ARTICLE IX


                      Financial Covenants
                      -------------------


           The  Borrower covenants and agrees that, on and  after

the  date  hereof  and so long as any Lender has  any  Commitment hereunder  or any Letter of Credit shall be outstanding hereunder and until payment in full of all the Obligations:



           9.01.   Minimum  Net  Worth.  The Borrower  shall  not
                   -------------------
permit Net Worth at the end of any fiscal quarter to be less than the  sum of (a) $350,000,000 plus (b) 50% of Net Income for  each fiscal  quarter  ending after April 30, 1998  (without  deducting from  such cumulative amount the amount of any net loss  incurred in any such fiscal quarter except extraordinary losses associated with the redemption or repurchase of Indebtedness).



           9.02.   Leverage Ratio.  The Borrower shall not permit
                   --------------
the  ratio of (a) the sum of (i) Total Debt plus (ii) the product of  (A)  Rental  Expense  for  the most  recent  period  of  four consecutive fiscal quarters times (B) six to (b) the sum  of  (i)

Total  Capitalization plus (ii) the product of (A) Rental Expense
                      ----
for  the  most recent period of four consecutive fiscal  quarters times  (B)  six  to  exceed .60 to 1 at the  end  of  any  fiscal quarter.



           9.03.   Minimum  Fixed  Charge  Coverage  Ratio.   The
                   ---------------------------------------
Borrower  shall  not permit the Fixed Charge Coverage  Ratio,  as determined  at  the end of any fiscal quarter for  the  preceding four  fiscal  quarters,  to  be less than  the  ratio  set  forth opposite the month in which such fiscal quarter ends:




          Quarter Ended            Minimum Ratio
          -------------            -------------
          July 1998                1.15 to 1.00


=================================================================

          October 1998             1.20 to 1.00
          January 1999             1.25 to 1.00
          April 1999               1.30 to 1.00
          July 1999 through
             January 2000          1.35 to 1.00
          Thereafter               1.40 to 1.00



           9.04.  Minimum Current Ratio.  The Borrower shall  not
                  ---------------------
permit  the  ratio  of  Current Assets to  the  sum  of,  without duplication,  (a)  Current Liabilities  plus  (b)  the  aggregate outstanding  principal amount of Loans to be less than  2.00:1.00 at the end of any fiscal quarter.




           9.05.   Minimum EBITDA.  The Borrower shall not permit
                   --------------
EBITDA to be less than $100,000,000 for Fiscal Year 1998.





                           ARTICLE X


             Events of Default; Right and Remedies
             -------------------------------------


           10.01.   Events  of Default.  Each  of  the  following
                    ------------------
occurrences  shall  constitute an Event  of  Default  under  this

Agreement:



           (a)        Failure to Make Payments When Due. (i)  The

Borrower shall fail to pay when due any principal of any Loan  or

Reimbursement Obligation, or



             (ii)  the Borrower shall fail to pay any interest on

any  Loan or Reimbursement Obligation, or any fee or other amount payable  under  this Agreement, within the earlier  of  (A)  five

Business Days after the same shall become due in accordance  with terms  hereof  or (B) in the event that a principal  or  interest payment shall be due under the terms of the Subordinated Notes or any  Subordinated Debt within such five Business Day period,  one

Business  Day  prior  to  such payment date  in  respect  of  the

Subordinated Notes or such Subordinated Debt if the payments  are due on the same date.




           (b)         Breach of Certain Covenants.  The Borrower
                       ---------------------------
shall  fail duly and punctually to perform or observe  (or  cause

ATSC  or  any  Restricted Subsidiary to perform or  observe)  any agreement,  covenant or obligation binding on the Borrower,  ATSC or  any  Restricted Subsidiary under Section 6.01(e)(A),  Article
                                     -----------------    -------
VIII  or  Article  IX  or binding on the Borrower,  ATSC  or  any
----      -----------
Subsidiary   Guarantor  under  any  section  of  the   Collateral

Documents  for  which a grace period is provided  (which  failure continues  after  the  expiration of any grace  period  specified under such section of the Collateral Documents).




           (c)        Breach of Representation or Warranty.   Any
                      ------------------------------------
representation or warranty made or deemed made by  the  Borrower,

ATSC or any Subsidiary Guarantor to the Administrative Agent, any

Issuing  Bank  or any Lender herein or in any of the  other  Loan

Documents or in any written statement or certificate at any  time given  by the Borrower, ATSC or any Subsidiary Guarantor pursuant to  any of the Loan Documents shall be false or misleading in any material respect on the date as of which made or deemed made.



==================================================================

           (d)         Other Defaults.  Either the Borrower, ATSC
                       --------------
or  any  Restricted Subsidiary shall fail duly and punctually  to perform  or observe any agreement, covenant or obligation arising under  this  Agreement or under any of the other  Loan  Documents

(except  those described in Sections 10.01(a), (b) and (c)),  and
                            -----------------  ---     ----
such  failure shall continue for 20 days (or, in the case of Loan

Documents other than this Agreement, any longer period  of  grace expressly set forth therein).



          (e)        Default as to Other Indebtedness.  ATSC, the
                     --------------------------------
Borrower  or  any Restricted Subsidiary shall fail  to  make  any payment when due (whether by scheduled maturity, required  prepay ment,  acceleration, demand or otherwise) on any Indebtedness  of

ATSC,  the Borrower or any such Subsidiary, other than an  Obliga tion,  if  the  aggregate  amount of  all  such  Indebtedness  is

$5,000,000  or more; or any breach, default or event  of  default shall  occur,  or any other event shall occur or condition  shall exist,  under  any instrument, agreement or indenture  pertaining thereto,  if the effect thereof is to accelerate, or  permit  the holder(s) of such Indebtedness to accelerate, the maturity of any such Indebtedness; or any such Indebtedness shall be declared  to be  due  and payable or required to be prepaid (other than  by  a regularly  scheduled  required prepayment  prior  to  the  stated

maturity  thereof); or the holder of any Lien (other  than  Liens upon  property  leased to ATSC, the Borrower or  such  Restricted

Subsidiary  which  were  created by the  landlord  prior  to  the commencement  of  the  lease),  in  any  amount,  shall  commence foreclosure  of such Lien upon property of ATSC, the Borrower  or any  Restricted Subsidiary having a value in excess of $5,000,000 in the aggregate.



            (f)         Involuntary  Bankruptcy;  Appointment  of
                        -----------------------------------------
Receiver,  Etc.   (i)  An  involuntary case  shall  be  commenced
--------------
against  the  Borrower or ATSC or any Restricted Subsidiary,  and

the  petition  shall  not  be  dismissed  within  60  days  after commencement of the case, or a court having jurisdiction  in  the premises  shall enter a decree or order for relief in respect  of

the  Borrower  or  ATSC  or  any  Restricted  Subsidiary  in   an

involuntary case, under any applicable bankruptcy, insolvency  or other  similar  law now or hereinafter in effect;  or  any  other similar  relief  shall be granted under any  applicable  federal,

state or foreign law.



              (ii)  A  decree or order of a court having jurisdic

tion   in  the  premises  for  the  appointment  of  a  receiver,

liquidator,  sequestrator, trustee, custodian  or  other  officer having similar powers over the Borrower or ATSC or any Restricted

Subsidiary, or over all or a substantial part of the property  of the  Borrower  or  ATSC  or any Restricted Subsidiary,  shall  be entered;  or  an interim receiver, trustee or other custodian  of the Borrower or ATSC or any Restricted Subsidiary, or of all or a

substantial part of the property of the Borrower or ATSC  or  any

Restricted  Subsidiary,  shall  be  appointed  or  a  warrant  of attachment,  execution or similar process against any substantial part  of  the property of the Borrower or ATSC or any  Restricted

Subsidiary,  shall  be issued and any such  event  shall  not  be stayed,  vacated, dismissed, bonded or discharged within 60  days of entry, appointment or issuance.



            (g)          Voluntary  Bankruptcy;  Appointment   of
                         ----------------------------------------
Receiver, Etc.  The Borrower or ATSC or any Restricted Subsidiary
-------------
shall  have  an order for relief entered with respect  to  it  or commence  a  voluntary  case  under  any  applicable  bankruptcy,

insolvency  or other similar law now or hereafter in  effect,  or shall  consent  to  the  entry of  an  order  for  relief  in  an involuntary case, or to the conversion of an involuntary case  to a  voluntary  case, under any such law, or shall consent  to  the appointment of or taking of possession by a receiver, trustee  or

=================================================================
other  custodian for all or a substantial part of  its  property;

the  Borrower or ATSC or any Restricted Subsidiary shall make any assignment  for the benefit of creditors or shall  be  unable  or generally  fail, or admit in writing its inability,  to  pay  its debts as such debts become due; or the Board of Directors (or any committee  thereof)  of the Borrower or ATSC  or  any  Restricted

Subsidiary adopts any resolution to approve any of the foregoing.




            (h)         Judgments  and  Attachments.   Any  money
                        ---------------------------
judgment  (other than a money judgment covered by insurance,  but only  if the insurer has admitted liability with respect to  such money  judgment),  writ  or  warrant of  attachment,  or  similar process  involving in any case an amount in excess of  $5,000,000 shall  be  entered or filed against the Borrower or ATSC  or  any

Restricted Subsidiary or any of their Property, and shall  remain undischarged, unvacated, unbonded or unstayed for a period of  60 days.



           (i)        Dissolution.  Any order, judgment or decree
                      -----------
shall  be  entered against the Borrower or ATSC or any Restricted

Subsidiary decreeing its involuntary dissolution or split-up  and such order shall remain undischarged and unstayed for a period in excess  of  60  days; or the Borrower or ATSC or  any  Restricted

Subsidiary shall otherwise dissolve or cease to exist  except  as permitted by Section 8.08.



          (j)        Collateral Documents; Failure of Security or
                     --------------------------------------------
Subordination.  For any reason other than a release of  Liens  or
-------------
the  failure of the Administrative Agent and the Lenders to  take any  action  unilaterally  available  to  them  to  maintain  the perfection  of  the Liens created in favor of the  Administrative

Agent  pursuant  to this Agreement and the Collateral  Documents,

any Collateral Document ceases to be in full force and effect  or any  Lien intended to be created thereby ceases to be or  is  not valid  and  perfected; or any Lien in favor of the Administrative

Agent  contemplated by this Agreement or any Collateral Document,

or  the subordination provisions of the Subordinated Notes or any

Subordinated Debt shall, at any time, be invalidated or otherwise cease  to  be in full force and effect; or any such Lien  or  any

Obligation  shall be subordinated or shall not have the  priority contemplated by this Agreement, the Collateral Documents or  such subordination provisions, for any reason.



           (k)         Change  in  Control.  (i)  Any  Change  in
                       -------------------
Control  shall occur or (ii) ATSC shall cease to own all  of  the outstanding equity Securities of the Borrower.




           (l)         ERISA Liabilities.  Any Termination  Event
                       -----------------
occurs  which will or is reasonably likely to subject either  the

Borrower  or an ERISA Affiliate to a liability which will  or  is reasonably expected to have a Material Adverse Effect.




           An Event of Default shall be deemed "continuing" until

cured or waived in writing in accordance with Section 12.08.
                                              -------------



          10.02.  Rights and Remedies.
                  -------------------


           (a)         Acceleration.  Upon the occurrence of  any
                       ------------
Event  of Default described in Section 10.01(f) or 10.01(g)  with
                               ----------------    --------
respect to the Borrower, the Commitments shall automatically  and immediately terminate and the unpaid principal amount of and  any and  all  accrued interest on the Loans and all Letter of  Credit

Obligations  shall  automatically  become  immediately  due   and

=================================================================
payable,  with all additional interest from time to time  accrued thereon  and  without presentment, demand, or  protest  or  other requirements  of any kind (including valuation and  appraisement,

diligence,  presentment, notice of intent to demand or accelerate and of acceleration), all of which are hereby expressly waived by the  Borrower, and the obligation of each Lender to make any Loan hereunder  and of any Issuing Bank to issue any Letter of  Credit shall thereupon terminate; and upon the occurrence and during the continuance  of  any  other Event of Default, the  Administrative

Agent  shall  at  the request, or may with the  consent,  of  the

Requisite Lenders, by written notice to the Borrower, (i) declare that  the  Commitments are terminated, whereupon the  Commitments and  the obligation of each Lender to make any Loan hereunder and of  any  Issuing  Bank  to  issue  any  Letter  of  Credit  shall immediately  terminate,  and (ii) declare  the  unpaid  principal amount  of  and  any and all accrued and unpaid interest  on  the

Loans  and all Letter of Credit Obligations to be, and  the  same

shall  thereupon  be,  immediately  due  and  payable  with   all

additional interest from time to time accrued thereon and without presentment, demand, or protest or other requirements of any kind

(including  valuation  and appraisement, diligence,  presentment,

notice  of  intent to demand or accelerate and of  acceleration),

all of which are hereby expressly waived by the Borrower.




          (b)        Deposit for Letters of Credit.  In addition,
                     -----------------------------
upon  demand  by  the Requisite Lenders after the occurrence  and during  the  continuance of any Event of  Default,  the  Borrower shall  deposit with the Administrative Agent for the  benefit  of such Issuing Bank with respect to each Letter of Credit issued by it  then outstanding, cash or Cash Equivalents in an amount equal to  the  greatest amount for which such Letter of Credit  may  be

drawn.   Such  deposit shall be held by the Administrative  Agent

for  the  benefit of such Issuing Bank as security  for,  and  to provide  for  the  payment  of,  the  Reimbursement  Obligations.

Pending  the  application  of such  deposit  to  payment  of  the

Reimbursement  Obligations, the Administrative Agent  may  invest such  deposit in an open account or similar immediately available savings  deposit and all interest accrued thereon shall  be  held with  such  deposit as additional security for the  Reimbursement

Obligations.




            (c)          Rescission.   If  at  any   time   after
                         ----------
acceleration of the maturity of the Loans, the Borrower shall pay all  arrears of interest and all payments on account of principal of  the  Loans  and  Reimbursement Obligations which  shall  have become  due  otherwise  than by acceleration  (with  interest  on principal and on overdue interest, at the rates specified in this

Agreement)  and  all  Events of Default and Potential  Events  of

Default  (other  than  nonpayment of  principal  of  and  accrued interest  on  the  Loans  due and payable  solely  by  virtue  of acceleration)  shall  be remedied or waived pursuant  to  Section
                                                          -------
12.08,  then  by  written notice to the Borrower,  the  Requisite
-----
Lenders  may  elect,  in the sole discretion  of  such  Requisite

Lenders,   to  rescind  and  annul  the  acceleration   and   its

consequences  and  thereupon  shall  release  any  deposit   made

pursuant  to  Section  10.02(b);  provided,  however,   that   no
              ----------------    ------------------
rescission  shall occur after the earlier of 30  days  after  the date  of  acceleration  or  any Event  of  Default  specified  in paragraph  (f)  or (g) of Section 10.01.  No action  pursuant  to
-------------      ---    -------------
this  paragraph (c) shall affect any subsequent Event of  Default
      -------------
or  Potential  Event  of Default or impair any  right  or  remedy consequent thereon.  The provisions of the preceding sentence are intended  merely to bind the Lenders to a decision which  may  be made  at  the  election of the Requisite Lenders;  they  are  not intended to benefit the Borrower and do not give the Borrower the right to require the Lenders to rescind or annul any acceleration hereunder, even if the conditions set forth herein are met.

=================================================================

                           ARTICLE XI


                    The Administrative Agent
                    ------------------------


          11.01.  Appointment and Authorization.  Each Lender and
                  -----------------------------
Issuing   Bank   hereby  irrevocably  appoints,  designates   and

authorizes  the Administrative Agent to take such action  on  its behalf under the provisions of this Agreement and each other Loan

Document  and to exercise such powers and perform such duties  as are  expressly delegated to it by the terms of this Agreement  or any  other  Loan  Document, together  with  such  powers  as  are reasonably incidental thereto.  Notwithstanding any provision  to the  contrary  contained elsewhere in this Agreement  or  in  any other Loan Document, the Administrative Agent shall not have  any duties  or  responsibilities, except those  expressly  set  forth herein,  nor shall the Administrative Agent have or be deemed  to have  any fiduciary relationship with any Lender, and no  implied covenants,  functions, responsibilities, duties,  obligations  or liabilities shall be read into this Agreement or any  other  Loan

Document or otherwise exist against the Administrative Agent.




          11.02.  Delegation of Duties.  The Administrative Agent
                  --------------------
may  execute any of its duties under this Agreement or any  other

Loan    Document   by   or   through   agents,    employees    or

attorneys-in-fact  and shall be entitled  to  advice  of  counsel

concerning   all   matters  pertaining  to  such   duties.    The

Administrative Agent shall not be responsible for the  negligence or  misconduct of any agent or attorney-in-fact that  it  selects with reasonable care.



          11.03.  Liability of Administrative Agent.  None of the
                  ---------------------------------
Agent-Related Persons shall (a) be liable for any action taken or omitted  to  be taken by any of them under or in connection  with this  Agreement or any other Loan Document (except  for  its  own gross negligence or willful misconduct), or (b) be responsible in any  manner  to  any  of  the Lenders or Issuing  Banks  for  any recital,  statement,  representation or warranty  made  by  ATSC,

Borrower  or any Subsidiary or Affiliate of ATSC or the Borrower,

or  any  officer thereof, contained in this Agreement or  in  any other Loan Document, or in any certificate, report, statement  or other document referred to or provided for in, or received by the

Administrative Agent under or in connection with, this  Agreement or  any  other  Loan  Document, or the  validity,  effectiveness,

genuineness,  enforceability or sufficiency of this Agreement  or any other Loan Document, or for any failure of ATSC, the Borrower

or   any  other  party  to  any  Loan  Document  to  perform  its obligations  hereunder  or thereunder.  No  Agent-Related  Person shall  be under any obligation to any Lender or Issuing  Bank  to ascertain  or  to inquire as to the observance or performance  of any  of  the  agreements  contained in, or  conditions  of,  this

Agreement  or  any  other  Loan  Document,  or  to  inspect   the

Properties, books or records of ATSC, the Borrower or any of  the

Subsidiaries or Affiliates of ATSC or the Borrower.



          11.04.  Reliance by Administrative Agent.
                  --------------------------------


           (a)         The Administrative Agent shall be entitled

to  rely,  and  shall  be fully protected in  relying,  upon  any writing,  resolution,  notice, consent,  certificate,  affidavit,

letter, facsimile, telex or telephone message, statement or other document or conversation believed by it to be genuine and correct and  to  have been signed, sent or made by the proper  Person  or

Persons,  and  upon  advice  and  statements  of  legal   counsel

(including counsel to the Borrower), independent accountants  and

other   experts  selected  by  the  Administrative  Agent.    The

=================================================================

Administrative  Agent  shall be fully  justified  in  failing  or refusing  to  take any action under this Agreement or  any  other

Loan  Document  unless  it shall first  receive  such  advice  or concurrence of the Requisite Lenders as it deems appropriate and,

if  it  so  requests,  it  shall  first  be  indemnified  to  its satisfaction  by  the Lenders against any and all  liability  and expense  which  may  be incurred by it by  reason  of  taking  or continuing  to  take  any such action.  The Administrative  Agent shall in all cases be fully protected in acting, or in refraining from  acting, under this Agreement or any other Loan Document  in accordance with a request or consent of the Requisite Lenders and such  request  and any action taken or failure  to  act  pursuant thereto  shall be binding upon all of the Lenders and the Issuing

Banks.



           (b)        For purposes of determining compliance with

the  conditions specified in Section 4.01, each Lender  that  has
                             ------------
executed  this  Agreement shall be deemed to have  consented  to,

approved  or  accepted or to be satisfied with, each document  or other  matter  either sent by the Administrative  Agent  to  such

Lender  for  consent,  approval, acceptance or  satisfaction,  or required  thereunder  to  be  consented  to  or  approved  by  or acceptable or satisfactory to such Lender.




           11.05.   Notice of Default.  The Administrative  Agent
                    -----------------
shall not be deemed to have knowledge or notice of the occurrence of  any  Potential Event of Default or Event of  Default,  except with  respect  to defaults in the payment of principal,  interest and  fees required to be paid to the Administrative Agent for the account  of  the Lenders, unless the Administrative  Agent  shall have  received  written  notice from a  Lender  or  the  Borrower referring to this Agreement, describing such Potential  Event  of

Default  or  Event of Default and stating that such notice  is  a

"notice of default".  In the event that the Administrative  Agent receives  such  a  notice, the Administrative  Agent  shall  give notice  thereof to the Lenders.  The Administrative  Agent  shall take  such action with respect to such Potential Event of Default or  Event  of  Default  as shall be requested  by  the  Requisite

Lenders;   provided,   however,  that  unless   and   until   the
           --------    -------
Administrative  Agent shall have received any such  request,  the

Administrative  Agent may (but shall not be  obligated  to)  take such action, or refrain from taking such action, with respect  to such  Potential Event of Default or Event of Default as it  shall deem advisable or in the best interest of the Lenders.




            11.06.    Credit  Decision.   Each  Lender  expressly
                      ----------------
acknowledges that none of the Agent-Related Persons has made  any representation  or  warranty  to  it  and  that  no  act  by  the

Administrative Agent hereinafter taken, including any  review  of the  affairs of ATSC and the Borrower and its Subsidiaries  shall be  deemed  to constitute any representation or warranty  by  the

Administrative  Agent to any Lender.  Each Lender  represents  to the  Administrative Agent that it has, independently and  without

reliance  upon  the  Administrative  Agent  and  based  on   such

documents and information as it has deemed appropriate, made  its own  appraisal of and investigation into the business, prospects,

operations,   property,  financial  and   other   condition   and

creditworthiness  of ATSC and the Borrower and its  Subsidiaries,

and   all  applicable  bank  regulatory  laws  relating  to   the

transactions contemplated thereby, and made its own  decision  to enter  into  this  Agreement and extend credit  to  the  Borrower

hereunder.    Each   Lender  also  represents   that   it   will,

independently and without reliance upon the Administrative  Agent and  based  on  such documents and information as it  shall  deem appropriate  at  the  time,  continue  to  make  its  own  credit analysis, appraisals and decisions in taking or not taking action under  this Agreement and the other Loan Documents, and  to  make such investigations as it deems necessary to inform itself as  to the  business,  prospects, operations,  property,  financial  and


==================================================================
other condition and creditworthiness of the Borrower.  Except for notices, reports and other documents expressly herein required to be  furnished  to  the Lenders by the Administrative  Agent,  the

Administrative Agent shall not have any duty or responsibility to

provide   any   Lender  with  any  credit  or  other  information

concerning   the   business,  prospects,  operations,   property,

financial and other condition or creditworthiness of the Borrower which  may  come into the possession of any of the  Agent-Related

Persons.




            11.07.    Indemnification.   Whether   or   not   the
                      ---------------
transactions  contemplated  hereby  shall  be  consummated,   the

Lenders shall indemnify upon demand the Agent-Related Persons (to the  extent  not reimbursed by or on behalf of the  Borrower  and without  limiting  the  obligation of the  Borrower  to  do  so),

ratably  from  and against any and all liabilities,  obligations,

losses,  damages,  penalties, actions, judgments,  suits,  costs,

expenses  and disbursements of any kind whatsoever which  may  at any  time (including at any time following the repayment  of  the

Loans   and  the  termination  or  resignation  of  the   related

Administrative  Agent)  be imposed on, incurred  by  or  asserted against  any  such Person any way relating to or arising  out  of this  Agreement  or any document contemplated by or  referred  to herein  or  therein  or the transactions contemplated  hereby  or thereby  or any action taken or omitted by any such Person  under or  in  connection with any of the foregoing; provided,  however,
                                              --------   -------
that   no  Lender  shall  be  liable  for  the  payment  to   the

Agent-Related  Persons  of  any  portion  of  such   liabilities,

obligations,  losses,  damages,  penalties,  actions,  judgments,

suits,  costs,  expenses  or disbursements  resulting  from  such

Person's   gross  negligence  or  willful  misconduct.    Without

limitation  of  the  foregoing, each Lender shall  reimburse  the

Administrative  Agent upon demand for its ratable  share  of  any costs  or  out-of-pocket expenses (including legal fees  and  the allocated  cost  of staff counsel) incurred by the Administrative

Agent  in  connection with the preparation, execution,  delivery,

administration,  modification, amendment or enforcement  (whether through  negotiations, legal proceedings  or  otherwise)  of,  or legal advice in respect of rights or responsibilities under, this

Agreement,  any other Loan Document, or any document contemplated by  or  referred  to herein to the extent that the Administrative

Agent is not reimbursed for such expenses by or on behalf of  the

Borrower.   Without limiting the generality of the foregoing,  if

the  IRS or any other Governmental Authority of the United States of  America  or  other  jurisdiction asserts  a  claim  that  the

Administrative Agent did not properly withhold tax  from  amounts paid to or for the account of any Lender (because the appropriate form  was  not delivered, was not properly executed,  or  because such Lender failed to notify the Administrative Agent of a change in  circumstances which rendered the exemption from, or reduction of,  withholding tax ineffective, or for any other  reason)  such

Lender  shall  indemnify the Administrative Agent fully  for  all amounts paid, directly or indirectly, by the Administrative Agent as  tax  or  otherwise,  including penalties  and  interest,  and including  any taxes imposed by any jurisdiction on  the  amounts payable  to  the  Administrative Agent under this Section  11.07,

together  with  all  costs  and  expenses  and  attorneys'   fees

(including  legal fees and the allocated cost of staff  counsel).

The  obligation of the Lenders in this Section shall survive  the payment of all Obligations hereunder.



           11.08.   Administrative Agent in Individual  Capacity.
                    --------------------------------------------
Bank  of  America  and its Affiliates may make  loans  to,  issue letters  of  credit  for  the account of, accept  deposits  from,

acquire  equity interests in and generally engage in any kind  of banking,  trust, financial advisory or other business  with  ATSC and  the  Borrower and its Subsidiaries and Affiliates as  though

Bank  of America were not the Administrative Agent hereunder  and without notice to or consent of the Lenders.  With respect to its

Loans,  Bank  of  America shall have the same rights  and  powers

=================================================================
under  this  Agreement as any other Lender and may  exercise  the same  as  though  it were not the Administrative Agent,  and  the terms "Lender" and "Lenders" shall include Bank of America in its individual capacity.



             11.09.    Successor   Administrative   Agent.    The
                       ----------------------------------
Administrative Agent may resign as Administrative Agent  upon  30 days'  notice to the Lenders.  If the Administrative Agent  shall

resign   as  Administrative  Agent  under  this  Agreement,   the

Requisite  Lenders  shall  appoint  from  among  the  Lenders   a

successor  agent for the Lenders which successor agent  shall  be approved  by  the Borrower.  If no successor agent  is  appointed

prior   to  the  effective  date  of  the  resignation   of   the

Administrative Agent, the Administrative Agent may appoint, after consulting  with the Lenders and the Borrower, a successor  agent from  among  the Lenders.  Upon the acceptance of its appointment as  successor agent hereunder, such successor agent shall succeed

to   all   the   rights,  powers  and  duties  of  the   retiring

Administrative  Agent and the term "Administrative  Agent"  shall mean such successor agent and the retiring Administrative Agent's appointment, powers and  duties as Administrative Agent shall  be

terminated.    After   any   retiring   Administrative    Agent's

resignation hereunder as Administrative Agent, the provisions  of this  Article XI and Sections 12.03 and 12.04 shall inure to  its
      ----------     --------------     -----
benefit  as  to any actions taken or omitted to be  taken  by  it

while  it was Administrative Agent under this Agreement.   If  no

successor agent has accepted appointment as Administrative  Agent by  the date which is 30 days following a retiring Administrative

Agent's   notice  of  resignation,  the  retiring  Administrative

Agent's resignation shall nevertheless thereupon become effective

and   the  Lenders  shall  perform  all  of  the  duties  of  the

Administrative Agent hereunder until such time, if  any,  as  the

Requisite  Lenders  appoint a successor  agent  as  provided  for above.



           11.10.   The  Arranger.  The Arranger  shall  have  no
                    -------------
right, power, obligation, liability, responsibility or duty under this  Agreement other than the right to receive the fee  referred to  in  Section 2.03(a) and the right to indemnity under  Section
        --------------                                    -------
12.04
-----


           11.11.   Syndication  Agents.   None  of  the  Lenders
                    -------------------
identified  on  the  facing  page  or  signature  pages  of  this

Agreement as a "Syndication Agent" shall have any right or power,
                -----------------
obligations,  liability,  responsibility  or  duty   under   this

Agreement  other  than those applicable to all Lenders  as  such.

Each  Lender  acknowledges that it has not relied, and  will  not rely,  on  any of the Lenders so identified in deciding to  enter into this Agreement or in taking or not taking action hereunder.




          11.12.  Collateral Matters.
                  ------------------


           (a)        Each Lender and Issuing Bank authorizes and

directs  the  Administrative Agent to enter into  the  Collateral

Documents  for the benefit of the Lenders and the Issuing  Banks.

Each Lender and Issuing Bank agrees that any action taken by  the

Administrative Agent or the Requisite Lenders in accordance  with the provisions of this Agreement or the Collateral Documents, and the exercise by the Administrative Agent or the Requisite Lenders

of  the  powers set forth herein or therein, together  with  such other  powers  as  are reasonably incidental  thereto,  shall  be authorized  and binding upon all of the Lenders and  the  Issuing

Banks.



            (b)          The   Administrative  Agent  is   hereby

authorized on behalf of all of the Lenders and the Issuing Banks,

without  the  necessity of any notice to or further consent  from

=================================================================
any Lender or Issuing Bank from time to time prior to an Event of

Default,  to  take any action with respect to any  Collateral  or

Collateral  Documents  which  may be  necessary  to  perfect  and maintain perfected the Liens upon the Collateral granted pursuant to the Collateral Documents.




          (c)        Each Lender and Issuing Bank hereby irrevoca

bly  authorize  the  Administrative Agent  to  release  any  Lien

granted  to  or  held  by  the  Administrative  Agent  upon   any

Collateral  upon (i) any sale of such Collateral permitted  under this Agreement (or any waiver hereof) and (ii) termination of the

Commitments and payment and satisfaction of all Loans,  Reimburse ment Obligations, other Letter of Credit Obligations (whether  or not  due) and all other Obligations which have matured and  which the  Administrative Agent has been notified in writing  are  then due and payable.




          11.13.  Relations Among Lenders.
                  -----------------------


          (a)        Each Lender agrees that it will not take any

action,  nor  institute any actions or proceedings,  against  the

Borrower  or  any  other  obligor hereunder  or  any  other  Loan

Document  or  with respect to any Collateral, without  the  prior written consent of the Requisite Lenders.




            (b)          The   Lenders  are   not   partners   or

co-venturers,  and  no Lender shall be liable  for  the  acts  or omissions of, or (except as otherwise set forth herein in case of the  Administrative  Agent) authorized  to  act  for,  any  other

Lender.





                          ARTICLE XII



                         Miscellaneous
                         -------------


          12.01.  Assignments and Participations.
                  ------------------------------


           (a)        At any time after the Initial Funding Date,

each Lender may assign to one or more Eligible Assignees all or a portion  of  its  rights  and obligations  under  this  Agreement

(including all or a portion of its Commitment, Loans or  interest

in   the  Letters  of  Credit);  provided,  that  (i)  each  such assignment  in  respect of Commitments or Loans shall  cover  the same percentage of such Lender's Commitment, Loans and Letter  of

Credit Obligations, (ii) unless the Administrative Agent and  the

Borrower   otherwise  consent,  the  aggregate  amount   of   the

Commitment  of  the assigning Lender being assigned  pursuant  to each such assignment (determined as of the date of the Assignment and Acceptance with respect to such assignment) shall in no event be  less  than  $5,000,000 and shall be an integral  multiple  of

$100,000  (unless  the assigning Lender's Commitment,  Loans  and

Letter  of Credit Obligations are less than $5,000,000, in  which case  the  assignment  may be in the amount of  such  Commitment,

Loans and Letter of Credit Obligations) provided that assignments between  Lenders  shall have no minimum amount, (iii)  except  in respect  of  assignments between Lenders and their Affiliates  or any assignment by a Lender in connection with the sale of all  or substantially  all  of  its assets, the  Borrower  shall  consent

(which  consent  shall  not  be unreasonably  withheld)  and  the

Administrative Agent and the Issuing Banks shall consent to  such assignment  (which shall not be unreasonably withheld)  and  (iv)

the parties to each such assignment shall execute and deliver  to the  Administrative Agent an Assignment and Acceptance,  together

=================================================================
with  processing and recordation fee of $3,000.  From  and  after the  effective date specified in each Assignment and  Acceptance,

(A)  the assignee thereunder shall be a party hereto and, to  the extent  that rights and obligations hereunder have been  assigned to it pursuant to such Assignment and Acceptance, have the rights and  obligations  of  a Lender hereunder  as  fully  as  if  such assignee had been named as a Lender in accordance with the  terms of  this Agreement and (B) the Lender assignor thereunder  shall,

to  the  extent that rights and obligations hereunder  have  been assigned  by  it  pursuant  to  such Assignment  and  Acceptance,

relinquish its rights and be released from its obligations  under this  Agreement.  Notwithstanding any provision of  this  Section
                                                          -------
12.01, the consent of the Borrower shall not be required for  any
-----
assignment  that  occurs  when an Event of  Default  pursuant  to

Section  10.01(f)  or  10.01(g)  shall  have  occurred   and   be
-----------------      --------
continuing with respect to the Borrower.



           (b)         By  executing and delivering an Assignment

and  Acceptance, the Lender assignor thereunder and the  assignee thereunder  confirm to and agree with each other  and  the  other parties  hereto  as follows: (i) the assignment made  under  such

Assignment  and  Acceptance is made without recourse  and,  other

than   as  provided  in  such  Assignment  and  Acceptance,  such assigning Lender makes no representation or warranty and  assumes no  responsibility with respect to any statements, warranties  or representations made in or in connection with this  Agreement  or any  other  Loan  Document or the execution, legality,  validity,

enforceability,  genuineness,  sufficiency  or  value   of   this

Agreement  or any other Loan Document or any other instrument  or document  furnished pursuant hereto; (ii) such  assigning  Lender makes no representation or warranty and assumes no responsibility with  respect to the financial condition of the Borrower  or  the

performance  or  observance  by  the  Borrower  of  any  of   its

obligations  under any Loan Document or any other  instrument  or document  furnished pursuant hereto; (iii) such assignee confirms that  it  has  received a copy of this Agreement,  together  with copies  of the financial statements delivered pursuant to Article
                                                          -------
VI  and  such  other  Loan  Documents  and  other  documents  and
--
information as it has deemed appropriate to make its  own  credit

analysis   and  decision  to  enter  into  such  Assignment   and

Acceptance;  (iv) such assignee will, independently  and  without reliance upon the Administrative Agent, such assigning Lender  or any  other Lender and based on such documents and information  as it  shall deem appropriate at the time, continue to make its  own credit  decisions  in  taking or not  taking  action  under  this

Agreement;   (v)  such  assignee  appoints  and  authorizes   the

Administrative Agent to take such action as agent on  its  behalf and  to  exercise such powers under this Agreement and the  other

Loan  Documents as are delegated to the Administrative  Agent  by the  terms hereof and thereof, together with such powers  as  are reasonably incidental thereto; and (vi) such assignee agrees that it  will  perform  in  accordance with their  terms  all  of  the obligations which by the terms of this Agreement are required  to be  performed by it as a Lender; and (vii) such an assignee is an

Eligible Assignee.



           (c)        The Administrative Agent, on behalf of  the

Borrower,  shall  maintain at the address of  the  Administrative

Agent referred to in Section 12.10 a copy of each Assignment  and
                     -------------
Acceptance  delivered to it and a register (the  "Register")  for
                                                  --------
the recordation of the names and addresses of the Lenders and the

Commitments of, and principal amounts of the Loans owing to, each

Lender from time to time whether or not evidenced by a Note.  The entries  in  the Register shall be conclusive, in the absence  of manifest  error, and the Borrower, the Administrative  Agent  and the Lenders shall treat each Person whose name is recorded in the

Register as the owner of a Loan or other obligation hereunder for all  purposes  of  this Agreement and the other  Loan  Documents,

notwithstanding  any notice to the contrary.  Any  assignment  of any  Loan  or other obligation hereunder shall be effective  only upon  appropriate entries with respect thereto being made in  the

=================================================================

Register.   Any assignment or transfer of all or part of  a  Loan

evidenced by a Note shall be registered on the Register only upon surrender for registration of assignment or transfer of the  Note evidencing  such Loan, accompanied by a duly executed  Assignment and  Acceptance, and thereupon one or more new Notes in the  same aggregate  principal  amount shall be issued  to  the  designated

assignee   and   the  old  Notes  shall  be   returned   by   the

Administrative  Agent  to the Borrower marked  "cancelled."   The

Register shall be available for inspection by the Borrower or any

Lender  at  any  reasonable  time and  from  time  to  time  upon reasonable prior notice.




           (d)         Upon  its  receipt of  an  Assignment  and

Acceptance  executed by an assigning Lender,  the  Administrative

Agent  shall, if such Assignment and Acceptance has been properly completed  and is in substantially the form of Exhibit 12.01  and
                                               -------------
if   the  conditions  for  the  assignment  referred  to  in  the

Assignment and Acceptance set forth in Section 12.01(a) have been
                                       ----------------
met,  (i) accept such Assignment and Acceptance, (ii) record  the

information   contained  therein  in   the   Register   and   the

Administrative Agent's Loan Account and (iii) give prompt  notice thereof to the Borrower and the other Lenders.




           (e)        Each Lender may sell participations to  one

or  more  banks or other entities as to all or a portion  of  its rights and obligations under this Agreement (including all  or  a portion of its Commitment, the Loans owing to it, and the  Letter

of   Credit  Obligations);  provided,  that  (i)  such   Lender's
                            --------
obligations under this Agreement (including its Commitment) shall

remain   unchanged,   (ii)  such  Lender  shall   remain   solely

responsible  to  the other parties hereto for the performance  of such  obligations,  (iii) the Borrower, the Administrative  Agent and  the other Lenders shall continue to deal solely and directly with  such  Lender  in connection with such Lender's  rights  and obligations under this Agreement and with regard to any  and  all payments to be made under this Agreement, (iv) the holder of  any such  participation shall not be entitled to voting rights  under

this   Agreement;  provided,  however,  that  the   participation
                   --------   -------
agreement  between  a  Lender and any  of  its  participants  may provide  that  such  Lender  will obtain  the  approval  of  such participant prior to any amendment or waiver of any provisions of this Agreement which would (A) extend the Final Maturity Date  of any  Loan,  (B)  reduce the interest rate or any  fees  hereunder payable in respect of any Loan or Commitment, or (C) increase the

Commitment  of  the  Lender granting the  participation  if  such increase  affects such participant, and (v) the sale of any  such participations which require the Borrower to file a  registration statement  with the Commission or under the securities regulation laws of any state shall not be permitted.



           (f)         The  holder of any participation shall  be

entitled  to the benefits of Sections 2.02(f), 2.07(d), 2.08  and

2.09 as though it were also a Lender hereunder; provided that  no
                                                --------
participant  shall  be  entitled  to  receive  any   payment   or

compensation  in  excess  of  that to  which  such  participant's selling  Lender  would have been entitled  with  respect  to  the amount  of  the  participation if such Lender had not  sold  such participation.




           (g)         Each  Lender  agrees to  take  normal  and

reasonable  precautions and exercise due  care  to  maintain  the confidentiality of all information provided to it by ATSC or  the

Borrower   or  any  Subsidiary  of  the  Borrower,  or   by   the

Administrative  Agent  on  ATSC's  or  the  Borrower's  or   such

Subsidiary's  behalf, in connection with this  Agreement  or  any other  Loan  Document, and neither it nor any of  its  Affiliates shall  use any such information for any purpose or in any  manner other  than pursuant to the terms contemplated by this Agreement;

except  to  the  extent  such  information  (i)  was  or  becomes generally  available to the public other than as a  result  of  a

=================================================================
disclosure by such Lender, or (ii) was or becomes available on  a non-confidential  basis from a source other  than  the  Borrower,

provided  such  source  is  not bound  by  fiduciary  duty  or  a
--------
confidentiality agreement with the Borrower known to such Lender;

provided  further,  however, that any Lender  may  disclose  such
--------  -------
information (A) at the request or pursuant to any requirement  of any Governmental Authority to which such Lender is subject or  in connection  with  an  examination of  such  Lender  by  any  such authority;  (B) pursuant to subpoena or other court process;  (C)

when  required to do so in accordance with the provisions of  any applicable  Requirement  of Law; (D)  to  the  extent  reasonably required in connection with any litigation or proceeding to which

the   Administrative  Agent,  any  Lender  or  their   respective

Affiliates may be party, (E) to the extent reasonably required in connection with the exercise of any remedy hereunder or under any other  Loan  Document,  and  (F)  to  such  Lender's  independent auditors  and other professional advisors which are  required  to

keep  such  information  confidential.   If  any  Lender  becomes

compelled to disclose any information pursuant to clause (B), (C)

or  (D) of the immediately preceding sentence, such Lender  shall provide  prior  written notice thereof to  the  Borrower  to  the extent practicable and permitted by law and shall cooperate  with the  Borrower to take, at the Borrower's expense, all  reasonably available actions to limit disclosure to the extent permitted  by law.  Notwithstanding the foregoing, the Borrower authorizes each

Lender  to  disclose to any participant or assignee  and  to  any prospective  participant or assignee, such  financial  and  other information  in such Lender's possession concerning ATSC  or  the

Borrower  or  its  Subsidiaries  which  has  been  delivered   to

Administrative Agent or the Lenders pursuant to this Agreement or which  has  been  delivered to the Administrative  Agent  or  the

Lenders  by  the Borrower in connection with the Lenders'  credit evaluation of the Borrower prior to entering into this Agreement;

provided  that,  unless otherwise agreed by  the  Borrower,  such
--------
participant or assignee agrees in writing to such Lender to  keep such information confidential to the same extent required of  the

Lenders hereunder.



           12.02.  Assignments to Federal Reserve Banks.  Nothing
                   ------------------------------------
herein  shall prohibit any Lender from pledging or assigning  all or  any  portion  of  its Loans to any Federal  Reserve  Bank  in accordance  with  applicable law.  In order  to  facilitate  such pledge  or  assignment,  the Borrower hereby  agrees  that,  upon request of any Lender at any time and from time to time after the

Borrower  has made its initial borrowing hereunder, the  Borrower shall  provide to such Lender, at the Borrower's own  expense,  a promissory note evidencing the Loans owing to such Lender.




          12.03.  Expenses.
                  --------


           (a)        Generally.  Whether or not any Funding Date
                      ---------
shall  have occurred, the Borrower agrees upon demand to pay,  or reimburse  the  Administrative Agent for, all the  Administrative

Agent's  and any of its Affiliates' costs and expenses  of  every type  and  nature  (including the reasonable fees,  expenses  and disbursements  of counsel to the Administrative Agent  (including the  costs  and  expenses  of one outside  counsel  and,  without duplication,  the allocated costs of in-house counsel))  and  all fees, taxes (except income and franchise taxes), assessments  and duties incurred by the Administrative Agent or its Affiliates  in connection with (i) the negotiation, preparation and execution of

this   Agreement   (including  the  satisfaction   or   attempted

satisfaction  of any of the conditions set forth in Article  IV),
                                                    ------------
the  Collateral  Documents and the other Loan Documents  and  the making  of the Loans hereunder; (ii) the administration  of  this

Agreement, the Loan Documents, the Loans and the Collateral;  and

(iii)  the  protection, collection or enforcement of any  of  the

Obligations or the Collateral.


=================================================================

           (b)        After Default.  The Borrower further agrees
                      -------------
to  pay, or reimburse the Administrative Agent, the Issuing Banks and  the  Lenders  for,  all out-of-pocket  costs  and  expenses,

including the reasonable fees and disbursements of counsel to the

Administrative   Agent,  the  Lenders  and  the   Issuing   Banks

(including,  without  duplication, the allocated  cost  of  staff counsel)  and  also including all costs of settlement  after  the

occurrence  of  an  Event  of  Default,  (i)  in  enforcing   any

Obligation or in foreclosing against the Collateral or exercising or  enforcing  any other right or remedy available by  reason  of such Event of Default; (ii) in connection with any refinancing or restructuring  of  the credit arrangements  provided  under  this

Agreement  in the nature of a "work-out" or in any insolvency  or bankruptcy proceeding, including any costs related to the  hiring of  consultants  or  experts; (iii) in commencing,  defending  or intervening in any litigation or in filing a petition, complaint,

answer,  motion  or  other  pleadings  in  any  legal  proceeding relating  to the Borrower and related to or arising  out  of  the transactions contemplated hereby or by any of the Loan  Documents

(other  than, with respect to any Lender, to the extent resulting from  or  arising  out of any litigation by the Borrower  against such  Lender  in  respect  of a breach  by  such  Lender  of  its obligations  under this Agreement if such Lender is  found  by  a court  of competent jurisdiction to have breached its obligations under  this  Agreement (it being agreed that, to the extent  that the Borrower shall have paid any fees and expenses of such Lender relating  to any such litigation, such amounts shall be  refunded to the Borrower upon such decision of such court); (iv) in taking any  other  action in or with respect to any suit  or  proceeding

(whether   in   bankruptcy  or  otherwise);  (v)  in  protecting,

preserving,  collecting, leasing, selling, taking possession  of,

or  liquidating  any  of the Collateral; or  (vi)  attempting  to enforce  or  enforcing  any  security  interest  in  any  of  the

Collateral  or  any other rights under the Collateral  Documents.

Any   payments   made  by  the  Borrower  or  received   by   the

Administrative Agent and applied as reimbursements for costs  and expenses  under this Section 12.03(b) shall be apportioned  among
                     ----------------
the  Administrative Agent, the Issuing Banks and the  Lenders  in

the order of priority set forth in Section 2.05(b).
                                   ---------------



           12.04.   Indemnity.  The Borrower  further  agrees  to
                    ---------
defend,  protect, indemnify, and hold harmless the Administrative

Agent,  the Arranger, the Issuing Banks and each and all  of  the

Lenders,  each  of their respective Affiliates and  each  of  the respective officers, directors, employees and agents of  each  of the  foregoing (collectively, the "Indemnified Parties") from and
                                   -------------------
against  any  and all liabilities, obligations, losses,  damages,

penalties, actions, judgments, suits, claims, costs, expenses and disbursements  of  any kind or nature whatsoever  (including  the

fees   and  disbursements  of  one  counsel  (including,  without duplication,  the  allocated  cost of  staff  counsel)  for  such

Indemnified Parties (except that, in the event of any  actual  or apparent  conflicts of interest between or among any  Indemnified

Parties,  such  Indemnified Parties shall be entitled  to  retain separate counsel the fees and disbursements of which will be paid

by   the   Borrower)   in  connection  with  any   investigative,

administrative  or  judicial  proceeding,  whether  or  not  such

Indemnified Parties shall be designated a party thereto), imposed on, incurred by, or asserted against such Indemnified Parties  in any  manner relating to or arising out of the Commitment  Letter,

the    transactions   contemplated   hereby   (whether   or   not

consummated),   the   capitalization   of   the   Borrower,   the

Subordinated  Notes,  any  Subordinated  Debt,  the   Convertible

Debentures, this Agreement, the Collateral Documents  or  any  of the  other  Loan Documents, the Commitments, the  making  of  the

Loans  and  the  making of and participation in  the  Letters  of

Credit,  or the use or intended use of the Letters of Credit  and

the   proceeds   of   the  Loans  hereunder  (collectively,   the

"Indemnified Matters"); provided, that the Borrower shall have no
 -------------------    --------
obligation to an Indemnified Party hereunder with respect to  (a)

matters  for  which such Indemnified Party has  been  compensated

=================================================================
pursuant  to  or  for which an exemption is provided  in  Section
                                                          -------
2.02(f), 2.07(d) or any other provision of this Agreement and (b)
-------  -------
Indemnified  Matters  caused  by  or  resulting  from  the  gross negligence or willful misconduct of that Indemnified Party or  an

Affiliate  of such Indemnified Party, as determined  by  a  final judgment  of  a court of competent jurisdiction.  To  the  extent that  the  undertaking to indemnify, pay and  hold  harmless  set forth  in the preceding sentence may be unenforceable because  it is  violative  of  any law or public policy, the  Borrower  shall contribute the maximum portion which it is permitted to  pay  and satisfy under applicable law, to the payment and satisfaction  of all Indemnified Matters incurred by the Indemnified Parties.




           12.05.   Change in Accounting Principles.   Except  as
                    -------------------------------
otherwise  provided  herein and except for the  change  from  the retail  method  of  accounting to the cost method  of  accounting adopted  by  the  Borrower in February 1998, if  any  changes  in accounting principles from those used by ATSC or the Borrower  in the  preparation of the financial statements dated as of  January

31,  1998  are  hereafter  required or permitted  by  the  rules,

regulations,   pronouncements  and  opinions  of  the   Financial

Accounting Standards Board of the American Institute of Certified

Public  Accountants  (or  successors  thereto  or  agencies  with similar  functions) and are adopted by ATSC or the Borrower  with the agreement of its independent certified public accountants and such  changes result in a change in the method of calculation  of any  of  the  financial covenants, standards or  terms  found  in

Articles  VIII and IX hereof, the parties hereto agree  to  enter
--------------     --
into  negotiations  in order to amend such provisions  so  as  to reflect  equitably such changes with the desired result that  the criteria  for  evaluating  ATSC's  or  the  Borrower's  financial condition shall be the same after such changes as if such changes had not been made; provided, however, that no change in generally
                   --------  -------
accepted  accounting principles that would affect the  method  of calculation of any of the financial covenants, standards or terms shall  be given effect in such calculations until such provisions are  amended, in a manner satisfactory to the Requisite  Lenders,

to so reflect such change in accounting principles.



           12.06.   Setoff.  In addition to any Liens granted  to
                    ------
the  Administrative Agent, the Issuing Banks or the  Lenders  and

any  rights now or hereafter granted under applicable law and not by  way  of  limitation  of any such Lien  or  rights,  upon  the occurrence  and during the continuance of any Event  of  Default,

each Lender and Issuing Bank is hereby authorized by the Borrower at any time or from time to time, without notice to the Borrower,

or  to  any  other Person (any such notice being hereby expressly waived)  to set off and to appropriate and to apply any  and  all deposits (general or special, including indebtedness evidenced by certificates  of  deposit, whether matured or unmatured  but  not including trust accounts) and any other Indebtedness at any  time held or owing by that Lender or Issuing Bank to or for the credit or  the  account  of the Borrower against and on account  of  the

Obligations  of  the  Borrower to that  Lender  or  Issuing  Bank including,  but  not limited to, all Loans and Letter  of  Credit

Obligations  and all claims of any nature or description  arising out  of or connected with this Agreement or any of the other Loan

Documents,  irrespective of whether or not  (a)  that  Lender  or

Issuing  Bank  shall have made any demand hereunder  or  (b)  the

Administrative  Agent shall have declared the  principal  of  and interest on the Loans and other amounts due hereunder to  be  due

and   payable  as  permitted  by  Article  X  and  although  said
                                  ----------
obligations and liabilities, or any of them, may be contingent or

unmatured.   Each Lender and Issuing Bank agrees  that  it  shall

not, without the express consent of the Administrative Agent, and that  it  shall, to the extent it is lawfully entitled to  do  so during  the continuation of an Event of Default, upon the request

of   the   Administrative  Agent,  exercise  its  set-off  rights

=================================================================
hereunder  against any accounts of the Borrower now or  hereafter maintained with such Lender or Issuing Bank.




           12.07.   Ratable Sharing.  Subject to Section 2.05(b),
                    ---------------              ---------------
the  Lenders agree among themselves that (a) with respect to  all amounts  received by them which are applicable to the payment  of the  Obligations (excluding the fees described or referred to  in

Section  2.03),  equitable adjustment will be made  so  that,  in
-------------
effect,  all  such amounts will be shared among them  ratably  in accordance  with  their  Pro  Rata Shares,  whether  received  by voluntary  payment, by the exercise of the right  of  set-off  or banker's  lien,  by  counterclaim  or  cross  action  or  by  the enforcement of any or all of the Obligations (excluding the  fees described or referred to in Section 2.03) or the Collateral,  (b)
                            ------------
if  any of them shall by voluntary payment or by the exercise  of any  right  of counterclaim, setoff, banker's lien or  otherwise,

receive  payment of a proportion of the aggregate amount  of  the

Obligations held by it which is greater than its Pro  Rata  Share of the payments on account of the Obligations (excluding the fees described or referred to in Section 2.03), the one receiving such
                            ------------
excess  payment shall purchase, without recourse or warranty,  an undivided interest and participation (which it shall be deemed to have  done  simultaneously upon the receipt of such  payment)  in such  Obligations owed to the others so that all such  recoveries with  respect  to  such Obligations shall be applied  ratably  in accordance with their Pro Rata Shares; provided, however, that if
                                       --------  -------
all  or  part  of such excess payment received by the  purchasing party  is thereafter recovered from it, those purchases shall  be rescinded  and  the purchase prices paid for such  participations shall be returned to that party to the extent necessary to adjust for  such recovery, but without interest except to the extent the purchasing  party is required to pay interest in connection  with such recovery.  The Borrower agrees that any Lender so purchasing a  participation  from another Lender pursuant  to  this  Section
                                                          -------
12.07  may, to the fullest extent permitted by law, exercise  all
-----
its  rights of payment (including, subject to Section 12.06,  the
                                              -------------
right  of setoff) with respect to such participation as fully  as if  such Lender were the direct creditor of the Borrower  in  the amount of such participation.



           12.08.   Amendments and Waivers.  (a) No amendment  or
                    ----------------------
modification  of  any  provision  of  this  Agreement  shall   be

effective without the written agreement of the Requisite  Lenders and  the  Borrower, and no termination or waiver of any provision of  this Agreement or any other Loan Document, or consent to  any departure  by  the  Borrower therefrom, shall  in  any  event  be effective  without  the  written  concurrence  of  the  Requisite

Lenders,  which  the Requisite Lenders shall have  the  right  to grant  or  withhold  at their sole discretion provided,  however,
                                              --------   -------
that no amendment, modification or waiver shall, unless evidenced by a writing signed by or on behalf of all the Lenders, do any of the  following: (i) increase the Commitment of any Lender  (other than  by  assignment); (ii) reduce the principal of, or  rate  of interest  on,  the  Loans  or  the amount  of  any  fees  payable hereunder; (iii) extend the Final Maturity Date or the expiration date of any Letter of Credit beyond the Final Maturity Date; (iv)

release the ATSC Guaranty or release all or substantially all  of the  Collateral  under the Collateral Documents  (other  than  as specifically  provided hereunder); (v) change the definitions  of

"Pro  Rata Shares" or "Requisite Lenders"; (vi) increase  any  of the percentages set forth in the definition of "Advance Rate"; or

(vii)  amend this Section 12.08(a), Section 2.01(f)(i) or Section
                  ----------------  ------------------    -------
9.05.
----


           (b)        No amendment, modification, termination, or

waiver  of  any provision of this Agreement or any Loan Documents shall,  unless in writing and signed by the Administrative  Agent or  the  Issuing  Banks, as the case may be, in addition  to  the

Requisite  Lenders  or Lenders, as the case may  be,  affect  the

=================================================================
rights  or  duties  of the Administrative Agent  or  the  Issuing

Banks,  as  the  case may be, under this Agreement  or  any  Loan

Documents.   The  Administrative Agent may,  but  shall  have  no

obligation  to,  with the concurrence of any  Lender  or  Issuing

Bank,  execute amendments, modifications, waivers or consents  on behalf of such Lender or Issuing Bank.




           (c)         Any  waiver or consent shall be  effective

only  in  the specific instance and for the specific purpose  for which  it  was given.  No notice to or demand on the Borrower  in any  case  shall  entitle the Borrower to any  other  or  further notice or demand in similar or other circumstances.



           (d)         Any  amendment, modification, termination,

waiver or consent effected in accordance with this Section  12.08
                                                   --------------
shall  be  binding on each assignee, transferee, recipient  of  a

Lender's  Commitment or Loans, each future assignee,  transferee,

recipient of a Lender's Commitment or Loans and, if signed by the

Borrower, on the Borrower.



      12.09.  Independence of Covenants.  All covenants hereunder
              -------------------------
shall  be given independent effect so that if a particular action or  condition is not permitted by any of such covenants, the fact that  it  would be permitted by an exception to, or be  otherwise within  the limitations of, another covenant shall not avoid  the occurrence  of an Event of Default or Potential Event of  Default

if such action is taken or condition exists.




          12.10.  Notices.
                  -------

            (a)         Unless  otherwise  specifically  provided

herein,  all notices, requests and other communications  provided for  hereunder  shall  be  in  writing  (including  by  facsimile transmission),  provided  that  any  matter  transmitted  by  the
                --------
Borrower  by  facsimile  shall  be  immediately  confirmed  by  a telephone  call  to  the  recipient at the  number  specified  in

Schedule  1.01(a)  and  mailed, faxed or  delivered:  if  to  the
----------------
Borrower or the Administrative Agent, to the address or facsimile number  specified on the signature pages hereof and,  if  to  any

Lender,  to the address or facsimile number specified for notices

in   Schedule  1.01(a)  or  in  the  applicable  Assignment   and
     ----------------
Acceptance or, as to the Borrower or the Administrative Agent, to

such  other  address as shall be designated by such  party  in  a written notice to the other parties, and as to each other  party,

at  such other address as shall be designated by such party in  a written notice to the Borrower and the Administrative Agent.




             (b)          All   such   notices,   requests    and

communications  shall, when transmitted by  overnight  (next-day)

delivery  or  faxed,  be  effective  on  the  next  day  or  when transmitted  by facsimile machine, respectively;  if  mailed,  be effective  upon  the third Business Day after the date  deposited into  the U.S. mail, or if delivered, be effective upon delivery;

except  that  notices pursuant to Article II or XI shall  not  be
                                  ----------    --
effective until actually received by the Administrative Agent.





            (c)          Any  notice,  request  or  communication

permitted to be given by telephone shall be confirmed immediately in writing, including by facsimile.

=================================================================

           (d)         The Borrower acknowledges and agrees  that

any  agreement  of the Administrative Agent and  the  Lenders  to receive certain notices by telephone and facsimile is solely  for

the  convenience  and  at  the  request  of  the  Borrower.   The

Administrative Agent and the Lenders shall be entitled to rely on the  authority of any Person purporting to be a Person authorized by  the Borrower to give such notice and the Administrative Agent and  the Lenders shall not have any liability to the Borrower  or any  other Person on account of any action taken or not taken  by the  Administrative  Agent or the Lenders in reliance  upon  such telephonic  or facsimile notice.  The obligation of the  Borrower to  repay  the Loans shall not be affected in any way or  to  any extent by any failure by the Administrative Agent and the Lenders to  receive  written confirmation of any telephonic or  facsimile notice or the receipt by the Administrative Agent and the Lenders of  a confirmation which is at variance with the terms understood by  the  Administrative Agent and the Lenders to be contained  in the telephonic or facsimile notice.




           12.11.   Survival of Warranties and  Agreements.   All
                    --------------------------------------
agreements,  representations  and warranties  made  herein  shall survive  the  execution and delivery of this  Agreement  and  the other Loan Documents and the making of the Loans hereunder.




           12.12.   Failure  or Indulgence Not  Waiver;  Remedies
                    ----------------------------------
Cumulative.    No   failure  or  delay  on  the   part   of   the

Administrative  Agent, any Issuing Bank  or  any  Lender  in  the

exercise  of any power, right or privilege under any of the  Loan

Documents  shall  impair such power, right  or  privilege  or  be construed to be a waiver of any default or acquiescence  therein,

nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any  other  right, power or privilege.  All rights  and  remedies existing  under  the  Loan Documents are cumulative  to  and  not exclusive of any rights or remedies otherwise available.




          12.13.  Marshalling; Recourse to Security; Payments Set
                  -----------------------------------------------
Aside.  Neither any Lender nor the Administrative Agent shall  be
-----
under  any  obligation  to marshal any assets  in  favor  of  the

Borrower  or any other party or against or in payment of  any  or all  of  the  Obligations.  Recourse to  security  shall  not  be required  at any time.  To the extent that the Borrower  makes  a payment  or payments to the Administrative Agent or the  Lenders,

or the Administrative Agent or the Lenders enforce their security interests or exercise their rights of setoff, and such payment or payments  or  the proceeds of such enforcement or setoff  or  any

part  thereof  are  subsequently  invalidated,  declared  to   be

fraudulent  or  preferential, set aside  and/or  required  to  be repaid  to  a  trustee,  receiver or any other  party  under  any bankruptcy  law,  state or federal law, common law  or  equitable cause,  then  to the extent of such recovery, the  obligation  or part  thereof originally intended to be satisfied, and all Liens,

right  and  remedies therefor, shall be revived and continued  in full  force  and effect as if such payment had not been  made  or such enforcement or setoff had not occurred.



           12.14.   Severability.  In case any  provision  in  or
                    ------------
obligation under this Agreement or the other Loan Documents shall be  invalid,  illegal or unenforceable in any  jurisdiction,  the validity, legality and enforceability of the remaining provisions or  obligations, or of such provision or obligation in any  other jurisdiction,  shall  not  in any way  be  affected  or  impaired thereby.


=================================================================

          12.15.  Headings.  Article and Section headings in this
                  --------
Agreement  are included herein for convenience of reference  only and  shall not constitute a part of this Agreement for any  other purpose or be given any substantive effect.



            12.16.   Governing  Law.   THIS  AGREEMENT  SHALL  BE
                     --------------
GOVERNED  BY,  AND SHALL BE CONSTRUED AND ENFORCED IN  ACCORDANCE

WITH, THE LAWS OF THE STATE OF NEW YORK.




          12.17.  Successors and Assigns.  This Agreement and the
                  ----------------------
other Loan Documents shall be binding upon the parties hereto and their respective successors and permitted assigns and shall inure to  the  benefit  of  the parties hereto and the  successors  and permitted  assigns of the Lenders.  The terms and  provisions  of this  Agreement  shall  inure to the  benefit  of  any  permitted assignee  or transferee of the Loans and the Commitments  of  any

Lender (to the extent such assignment or transfer is effected  in accordance with Section 12.01), and in the event of such transfer
                -------------
or  assignment,  the rights and privileges herein conferred  upon

Lenders  shall  automatically extend to and  be  vested  in  such transferee  or assignee, all subject to the terms and  conditions hereof.  The Borrower's rights or any interest therein hereunder,

and  the Borrower's duties and Obligations hereunder, may not  be assigned without the written consent of all the Lenders.




          12.18.  Consent to Jurisdiction and Service of Process;
                  ----------------------------------------------
Waiver  of Jury Trial.  ALL JUDICIAL PROCEEDINGS BROUGHT  AGAINST
---------------------
THE  BORROWER, THE ADMINISTRATIVE AGENT, THE ISSUING  BANKS,  THE

ARRANGER, THE SYNDICATION AGENTS AND THE LENDERS WITH RESPECT  TO

THIS  AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE BROUGHT IN  ANY

STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE  OF

NEW  YORK,  AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT,  THE

BORROWER,  THE  ADMINISTRATIVE  AGENT,  THE  ISSUING  BANKS,  THE

ARRANGER, THE SYNDICATION AGENTS AND THE LENDERS EACH ACCEPT, FOR

ITSELF  AND  IN  CONNECTION  WITH ITS PROPERTIES,  GENERALLY  AND

UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF  THE  AFORESAID

COURTS,  AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT

RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT OR ANY OF  THE

OTHER  LOAN DOCUMENTS FROM WHICH NO APPEAL HAS BEEN TAKEN  OR  IS

AVAILABLE.   EACH OF THE BORROWER, THE ADMINISTRATIVE AGENT,  THE

ISSUING  BANKS,  THE  ARRANGER, THE SYNDICATION  AGENTS  AND  THE

LENDERS IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OF ANY  OF

THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE

MAILING  OF  COPIES  THEREOF  BY REGISTERED  OR  CERTIFIED  MAIL,

POSTAGE PREPAID, TO ITS RESPECTIVE NOTICE ADDRESSES SPECIFIED  ON

THE  SIGNATURE PAGES HEREOF, SUCH SERVICE TO BECOME EFFECTIVE TEN

DAYS   AFTER   SUCH   MAILING.   EACH  OF   THE   BORROWER,   THE

ADMINISTRATIVE  AGENT,  THE  ISSUING  BANKS,  THE  ARRANGER,  THE

SYNDICATION AGENTS AND THE LENDERS IRREVOCABLY WAIVES  (A)  TRIAL

BY  JURY  IN  ANY  ACTION  OR PROCEEDING  WITH  RESPECT  TO  THIS

AGREEMENT  OR  ANY  OTHER LOAN DOCUMENT, AND  (B)  ANY  OBJECTION

(INCLUDING ANY OBJECTION OF THE LAYING OF VENUE OR BASED  ON  THE

GROUNDS  OF  FORUM NON CONVENIENS) WHICH IT MAY NOW OR  HEREAFTER
             --------------------
HAVE  TO  THE  BRINGING  OF ANY SUCH ACTION  OR  PROCEEDING  WITH

================================================================

RESPECT  TO  THIS  AGREEMENT OR ANY OTHER LOAN  DOCUMENT  IN  ANY

JURISDICTION  SET FORTH ABOVE.  NOTHING HEREIN SHALL  AFFECT  THE

RIGHT  TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY  LAW  OR

SHALL  LIMIT  THE RIGHT OF ANY PARTY HERETO TO BRING  PROCEEDINGS

AGAINST  ANY  OTHER  PARTY  HERETO IN THE  COURTS  OF  ANY  OTHER

JURISDICTION.



           12.19.   Counterparts; Effectiveness; Inconsistencies.
                    --------------------------------------------
(a)  This  Agreement  and any amendments, waivers,  consents,  or supplements may be executed in counterparts, each of  which  when so  executed and delivered shall be deemed an original,  but  all such  counterparts together shall constitute but one and the same instrument.




            (b)         This  Agreement  shall  become  effective

against each of the Borrower, each Lender, each Issuing Bank, the

Arranger,  the  Syndication Agents and the  Administrative  Agent

hereto  on  the  date (the "Effective Date")  when  all  of  such
                            --------------
parties  have duly executed and delivered this Agreement to  each other  (delivery by the Borrower to the Syndication  Agents,  the

Issuing  Banks  and  the  Lenders and by any  Syndication  Agent,

Issuing Bank or Lender to the Borrower being deemed to have  been made by delivery to the Administrative Agent).




           (c)         This Agreement and each of the other  Loan

Documents  shall  be  construed to the extent  reasonable  to  be consistent one with the other, but to the extent that  the  terms and  conditions of this Agreement are actually inconsistent  with the  terms  and  conditions  of any  other  Loan  Document,  this

Agreement shall govern.


==================================================================

           IN  WITNESS  WHEREOF,  this Agreement  has  been  duly

executed on the date set forth above.




                              ANNTAYLOR, INC., as Borrower


                              By:   /s/ Walter J. Parks
                                   ---------------------
                              Name:     Walter J. Parks
                              Title:    Senior Vice President-
                                        Chief Financial Officer


                              Address for Notices:

                              142 West 57th Street
                              New York, New York 10019
                              Attention:  Senior Vice  President
                                          and General Counsel
                              Facsimile No.: (212) 541-3299
                              Telephone No.: (212) 541-3318


                              With a copy to:

                              AnnTaylor, Inc.
                              414 Chapel Street
                              New Haven, CT 06511
                              Attention:  Senior Vice President -
                                          Chief Financial Officer
                              Facsimile No.: (203) 865-2756
                              Telephone No.: (203) 865-0811

===================================================================



                              BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION,
                              as Administrative Agent


                             By:  /s/ Dietmar    Schiel
                                  ---------------------
                             Name:    Dietmar Schiel
                             Title:   Vice President


                              Address  for notices of borrowing,
                              prepayments and
                              other administrative matters:

                              1850 Gateway Boulevard, 5th Floor
                              Concord, CA 94520
                              Attn: Agency Administrative Services #5596
                                    Josephine    T.    Flores,
                                    Assistance Vice President
                              Facsimile No.:  (510) 675-8500
                              Telephone No.:  (510) 675-8374


                              Address  for  all  other  notices
                              (including with respect
                              to amendments and waivers):

                              1455 Market Street, 12th Floor
                              San Francisco, CA  94103
                              Attention: Agency Management #10831
                              Dietmar  Schiel,   Vice President
                              Facsimile No.:  (415) 436-3425
                              Telephone No.:  (415) 436-2769


                              Payment Instructions:

                              ABA #1210-0035-8
                              Credit  to Account Number:  12333-15386

                             Reference:  AnnTaylor

=======================================================================


                                BANCAMERICA ROBERTSON STEPHENS,
                                As Arranger

                                By:  /s/ Catherine Drake
                                     -------------------
                                Name:    Catherine Drake
                                Title:   Vice President

=======================================================================

                                CITICORP USA,
                                as Syndication Agent

                                By:  /s/ Brenda Cotsen
                                     ------------------
                                Name:    Brenda Cotsen
                                Title:   Vice President

=====================================================================

                                FIRST UNION CAPITAL MARKETS,
                                as Syndication Agent

                                By:  /s/ Paul Hogan
                                     --------------------
                                Name:    Paul Hogan
                                Title:   Director

=====================================================================

                                CITIBANK, N.A.
                                as an Issuing Bank

                                By:  /s/ Brenda Cotsen
                                     ---------------------
                                Name:    Brenda Cotsen
                                Title:   Vice President


=====================================================================

                                FIRST UNION NATIONAL BANK
                                as an Issuing Bank

                                By:  /s/ Irene Rosen Marks
                                    ----------------------
                                Name:    Irene Rosen Marks
                                Title:   Vice President


=====================================================================

                                BANK OF AMERICA NATIONAL TRUST
                                AND SAVINGS ASSOCIATION, as a Lender

                                By:  /s/ Jody A. Pritchard
                                     ---------------------
                                Name:    Jody A. Pritchard
                                Title:   Vice President

====================================================================

                                CITICORP USA
                                as a Lender


                                By:  /s/ Brenda Cotsen
                                    ---------------------
                                Name:    Brenda Cotsen
                                Title:   Vice President

===================================================================

                                FIRST UNION NATIONAL BANK
                                as a Lender

                                By:  /s/ Irene Rosen Marks
                                     ---------------------
                                Name:    Irene Rosen Marks
                                Title:   Vice President


=====================================================================

                                TRANSAMERICA BUSINESS CREDIT
                                CORPORATION, as a Lender



                                By:  /s/ Steven R. Fischer
                                     ---------------------
                                Name:    Steven R. Fischer
                                Title:   Executive Vice President

=====================================================================


                                LASALLE NATIONAL BANK,
                                as a Lender


                                By:  /s/ Robert Corsentino
                                     ----------------------
                                Name:    Robert Corsentino
                                Title:   Senior Vice President


======================================================================

                                HELLER FINANCIAL, INC.
                                as a Lender



                                By:  /s/ George Grieco
                                    --------------------
                                Name:    George Grieco
                                Title:   Vice President

=====================================================================

                                AT&T COMMERCIAL FINANCE
                                CORPORATION, as a Lender

                                By:  /s/ Paul Seidenwar
                                    --------------------
                                Name:    Paul Seidenwar
                                Title:   Vice President

=====================================================================

                                AMSOUTH BANK,
                                as a Lender

                                By:  /s/ Emmanuel Darmanin
                                    -----------------------
                                Name:    Emmanuel Darmanin
                                Title:   Attorney in Fact

=====================================================================

                                FREEMONT FINANCIAL CORPORATION,
                                as a Lender

                                By:  /s/ John Neher
                                     ------------------
                                Name:    John Neher
                                Title:   Senior Vice President


=====================================================================

                                NATIONAL CITY COMMERCIAL FINANCE, INC.
                                as a Lender


                                By:  /s/ Elizabeth M. Lynch
                                     -----------------------
                                Name:    Elizabeth M. Lynch
                                Title:   Vice President

=====================================================================

                                SUMMIT BANK,
                                as a Lender


                                By:  /s/ William V. Burian
                                    ----------------------
                                Name:    William V. Burian
                                Title:   Vice President